Exhibit 10.7

Ziraat Bankasi
	Date:	02.09.2021
	Letter No:	2210KRTM21000857
	ETMP Ref:	2021090200101036403

Performance Bond

TÜRKİYE İHRACAT KREDİ BANKASI ANONİM ŞİRKETİ

ISTANBUL

As our Bank guarantees maximum 6.230.000,00 (Only/Sixmilliontwohundredandthirtythousand EUR) EUR of the debt incurred and to be incurred according to the letters of undertaking given by the debtor under the FOREIGN CURRENCY/TL Loan Agreements made or to be made between your Bank and MNG HAVAYOLLARI VE TAŞIMACILIK A.Ş. (R.T. Personal No/Tax No: 6220086293) (Debtor), we hereby undertake and declare, on the name and account of our Bank, in our capacity of authorized signatory and responsible officer of our Bank that we will pay the amount written above in TL loans, and the amount written above in foreign currency or its TL equivalent at the exchange rate to be determined by Turk Eximbank in foreign currency loans, regardless of the debtor’s partial or complete failure to fulfil its commitment according to the provisions of the aforementioned agreements and undertakings, or any dispute that may arise between the debtor and your Bank and the outcome and legal consequences of this, with the interest to be calculated at the rate of 1.2 times of the highest interest rate applied to your Bank’s short-term TL and foreign currency loans, for the days from the date of request to the payment date, upon your first written request, in cash and in full; and that your Bank’s books and records form the basis, and in case of conflict, Istanbul Anatolian Courthouse Courts and Enforcement Offices will be competent.

This letter of guarantee is valid until the end of the working hour on 10.03.2023, and will be void if no claim for compensation is made in writing which we will receive by this date.

T.C. ZİRAAT BANKASI A.Ş.

ANKARA CORPORATE BRANCH

This letter of guarantee is produced via Electronic Letter of Guarantee System with e-signature.

Head Office: Haci Bayram Mahallesi, Atatürk Bulvari No: 8 06050 Altindağ/ANKARA

Trade Registry No : 1148

T: 0312 584 20 00

F: 0312 584 49 65-66 www.ziraatbank.com.tr

Tarih:	02.09.2021
Mektup No:	2210KRTM21000857
ETMP Ref:	2021090200101036403

Kesin Teminat Mektubu

TÜRKİYE İHRACAT KREDİ BANKASI ANONİM ŞİRKETİ

İSTANBUL

Bankanız ile, MNG HAVAYOLLARI VE TAŞIMACILIK A.Ş. (TCKN/VKN : 6220086293) (Borçlu) arasında mevcut veya bilahare aktedilecek DÖVİZ/TL Kredi sözleşmeleri ile borçlu tarafindan verilen taahhütnamelere göre, doğmş ve doğacak borçlarından azami 6.230.000,00 (Yalnız/Altımilyonikiyüzotuzbin EUR) EUR ‘sini Bankamız garanti ettiğinden, borçlunun sözü geçen sözleşmeler ve taahhütnameler hükümlerine göre taahhüdünü kısmen veya tamamen yerine getirmediği veya borçlu ile Bankaniz arasinda ortaya çıkabilecek herhangi bir uyuşmazlık ve bunun akıbet ve hukuki neticelerini nazara almaksızın, TL kredilerinde yukarıda yazılı tutarı, döviz kredilerinde ise yukarıda yazdılı tutarı döviz olarak aynen ya da Türk Eximbank’ın belirleyeceği döviz kurundan TL karşiliğini, talep tarihinden ödeme tarihine kadar geçen günler için, Bankanız kısa vadeli TL ve döviz kredilerinde uygulanan en yüksek faiz oranının 1,2 katı oranından hesaplanacak faizi ile birlikte, ilk yazılı talebiniz üzerine nakden ve tamamen ödeyeceğimizi; Bankanızn defter ve kayıtlarının esas olduğunu, ihtilaf halinde İstanbul Anadolu Adliyesi Mahkemeleri ve İcra Dairelerinin yetkili olacağını; Bankamıziın imzaya yetkili temsilcisi ve sorumlusu sıfatıyla Bankamız ad ve hesabına taahhüt ve beyan ederiz.

İşbu teminat mektubu, 10.03.2023 mesai saati sonuna kadar geçerli olup, bu tarihe kadar elimize geçecek şekilde yazılı olarak tazmin talebinde bulunulmaması halinde hükümsüz olacaktir.

T.C. ZİRAAT BANKASI A.Ş.

ANKARA KURUMSAL ŞUBE

Merkez: Hacı Bayram Mahallesi, Atatürk Bulvarı No: 8 06050 Altındağ/ANKARA

Ticaret Sicil No: 1148

T: 0312 584 20 00

F: 0312 584 49 65-66www.ziraatbank.com.tr

Ziraat Bankasi
	Date:	27.05.2021
	Letter No:	2210KRTM21000496
	ETMP Ref:	2021052700101029879

Performance Bond

TÜRKİYE İHRACAT KREDİ BANKASI ANONİM ŞİRKETİ

ISTANBUL

As our Bank guarantees maximum 7.730.000,00 (Only/Sevenmillionsevenhundredandthirtythousand EUR) EUR of the debt incurred and to be incurred according to the letters of undertaking given by the debtor under the FOREIGN CURRENCY/TL Loan Agreements made or to be made between your Bank and MNG HAVAYOLLARI VE TAŞIMACILIK A.Ş. (R.T. Personal No/Tax No: 6220086293) (Debtor), we hereby undertake and declare, on the name and account of our Bank, in our capacity of authorized signatory and responsible officer of our Bank that we will pay the amount written above in TL loans, and the amount written above in foreign currency or its TL equivalent at the exchange rate to be determined by Turk Eximbank in foreign currency loans, regardless of the debtor’s partial or complete failure to fulfil its commitment according to the provisions of the aforementioned agreements and undertakings, or any dispute that may arise between the debtor and your Bank and the outcome and legal consequences of this, with the interest to be calculated at the rate of 1.2 times of the highest interest rate applied to your Bank’s short-term TL and foreign currency loans, for the days from the date of request to the payment date, upon your first written request, in cash and in full; and that your Bank’s books and records form the basis, and in case of conflict, Istanbul Anatolian Courthouse Courts and Enforcement Offices will be competent.

This letter of guarantee is valid until the end of the working hour on 30.11.2022, and will be void if no claim for compensation is made in writing which we will receive by this date.

T.C. ZİRAAT BANKASI A.Ş.

ANKARA CORPORATE BRANCH

This letter of guarantee is produced via Electronic Letter of Guarantee System with e-signature.

Head Office: Hacı Bayram Mahallesi, Atatürk Bulvarı No: 8 06050 Altındağ/ANKARA

Trade Registry No: 1148

T: 0312 584 20 00

F: 0312 584 49 65-66 www.ziraatbank.com.tr

Tarih:	27.05.2021
Mektup No:	2210KRTM21000496
ETMP Ref:	2021052700101029879

Kesin Teminat Mektubu

TÜRKİYE İHRACAT KREDİ BANKASI ANONİM ŞİRKETİ

ISTANBUL

Bankanız ile, MNG HAVAYOLLARI VE TAŞIMACILIK A.Ş. (TCKN/VKN : 6220086293) (Borçlu) arasında mevcut veya bilahare aktedilecek DÖVİZ/TL Kredi sözleşmeleri ile borçlu tarafından verilen taahhütnamelere göre, doğmuş ve doğacak borçlarından azami 7.730.000,00 (Yalnız/Yedimilyonyediyüzotuzbin EUR) EUR ‘sini Bankamız garanti ettiğinden, borçlunun sözü geçen sözleşmeler ve taahhütnameler hükümlerine göre taahhüdünü kısmen veya tamamen yerine getirmediği veya borçlu ile Bankanız arasında ortaya çıkabilecek herhangi bir uyuşmazlık ve bunun akıbet ve hukuki neticelerini nazara almaksızın, TL kredilerinde yukanda yazılı tutarı, döviz kredilerinde ise yukarıda yazılı tutarı döviz olarak aynen ya da Türk Eximbank’ın belirleyeceği döviz kurundan TL karşılığını, talep tarihinden ödeme tarihine kadar geçen günler için, Bankanız kısa vadeli TL ve döviz kredilerine uygulanan en yüksek faiz oranının 1,2 katı oranından hesaplanacak faizi ile birlikte, ilk yazılı talebiniz üzerine nakden ve tamamen ödeyeceğimizi; Bankanızın defter ve kayıtlarının esas olduğunu, ihtilaf halinde İstanbul Anadolu Adliyesi Mahkemeleri ve İcra Dairelerinin yetkili olacagını; Bankamızın imzaya yetkili temsilcisi ve sorumlusu sıfatıyla Bankamız ad ve hesabına taahhüt ve beyan ederiz.

İşbu teminat mektubu, 30.11.2022 mesai saati sonuna kadar geçerli olup, bu tarihe kadar elimize geçecek şekilde yazılı olarak tazmin talebinde bulunulmaması halinde hükümsüz olacaktır.

T.C. ZİRAAT BANKASI A.Ş.

ANKARA KURUMSAL ŞUBE

Merkez: Hacı Bayram Mahallesi, Atatürk Bulvarı No: 8 06050 Altındag/ANKARA

Ticaret Sicil No: 1148

T: 0312 584 20 00

F: 0312 584 49 65-66www.ziraatbank.com.tr

GENERAL LOAN AGREEMENT PRELIMINARY

INFORMATION FORM

Attached General Loan Agreement (GKS) is a standard agreement prepared unilaterally by our Bank in advance and includes general transaction conditions. General transaction conditions are the contractual provisions prepared by the issuing party in order to be used in many similar agreements in the future, and presented to the other party while making an agreement. The inclusion of general transaction conditions contrary to the interests of the other party in the agreement depends on the fact that the issuing party clearly informs the other party about the existence of these conditions during the conclusion of the agreement, provides the opportunity to learn the content of the same, and that the other party accepts these conditions. For this reason, information is given below about the general transaction conditions which are included in the GKS that you intend to sign with our Bank, and which may be contrary to your interests.

INFORMATION SUBJECTS:

1-

In the agreement, Türkiye İhracat Kredi Bankası A.Ş. (Bank) will be referred to as the beneficiary of the loan (Customer), and each of the Bank and the Customer will be referred to as a “Party” separately and as “Parties” together in the agreement.

2-	The authorizations of the Bank in the use of the loan are specified in Article 1.4 of the Agreement, and the said article contains regulations that may be contrary to your interests.

3-

Issues related to the credit limit, increasing, decreasing and canceling this limit are regulated in Article 1.5 of the Agreement, and the Bank is authorized to extend the credit limit completely or partially, reduce, freeze or cancel it in parallel with the Customer’s current or declared financial structure as of the date of evaluation, and changes in other conditions taken into account by the Bank. The article contains regulations that may be contrary to your interests.

4-

Arrangements regarding the use of the loan in a currency different from the currency in which the Agreement is drawn up are included in Article 1.6. of the Agreement, and the article contains regulations that may be contrary to your interests.

5-	The terms of extension of the loan are regulated in Article 1.7 of the Agreement, and the article contains regulations that may be contrary to your interests.

6-

Matters related to the interest/profit share and commissions of the loan are regulated in Article 1.8 of the Agreement, and the Bank may make changes in these matters by giving prior notice, and these changes will be effective as of the date specified in the notification made to the Customer.

7-	Other commissions, taxes and expenses related to credit transactions are regulated in Article 1.9 of the Agreement, and the article contains regulations that may be contrary to your interests.

8-

Issues related to non-cash loans including letters of guarantee, counter-guarantees, all other guarantees, sureties, bills of guarantee and acceptances are regulated in article 1.10 of the Agreement, and the article contains regulations that may be contrary to your interests.

9-	Issues regarding the repayment of loans are regulated in Article 1.11 of the Agreement, and the article contains regulations that may be contrary to your interests.

10-

Provisions regarding personal surety and some collaterals and insuring these guarantees are regulated in Article 2 of the Agreement, and the article contains regulations that may be contrary to your interests.

11-

The Customer’s obligations arising from incentive practices and other relevant legislation are regulated in Article 3 of the Agreement, and the Customer accepts, declares and undertakes in advance that it will fulfill the said obligations for the loans used under this agreement and otherwise it will be responsible for any penal sanctions.

12-

Provisions regarding the cases of default and default interest, as well as litigation and prosecution procedures are regulated in Article 4 of the Agreement, and the article contains regulations that may be contrary to your interests.

13-

The issues that are in the nature of Bank and Customer secrets, provision of information and documents, representation of the Customer, legal residences, communication channels, competent courts and evidence are regulated İn Article 5 of the Agreement, and it contains regulations that may be contrary to your interests.

14-

The commitment obligation of the Customer, the sanctions to be applied when this obligation is not fulfilled and the obligations undertaken in terms of the loan types are regulated in the Special Conditions, which are an integral part of the Agreement, and these provisions contain regulations that may be contrary to your interests.

I/we received a copy of this Information Form, which consists of two copies, and annexed Agreement in order to examine the same and to learn the articles that may be contrary to my/our interest on 07.05.2021.

Customer:	MNG Havayolları ve Taşımacılık A.Ş.
Name-Surname/Title:
Authorized Signature:	(Signature and Stamp)
Date:	07.05.2021
I read, understood and accepted.
Mehmet Nazif Günal
(Signature)

Guarantors
Name-Surname/Title
Authorized Signature
Date

GENEL KREDİ SÖZLEŞMESİ ÖN BİLGİLENDİRME FORMU

Ekli Genel Kredi Sözleşmesi (GKS) Bankamız tarafindan tek taraflı olarak önceden hazirlanmiş tip sözleşme niteliğinde olup, genel işlem koşullarını içermektedir. Genel işlem koşulları, bir sözleşme yapılırken düzenleyenin, ileride çok sayıdaki benzer sözleşmede kullanmak amacıyla, önceden, tek başına hazırlayarak karşı tarafa sunduğu sözleşme hükümleridir. Karşı tarafın menfaatine aykırı genel işlem koşullarının sözleşmenin kapsamına girmesi, sözleşmenin yapılması sırasında düzenleyenin karşı tarafa, bu koşulların varlığı hakkında açıkça bilgi verip, bunların içeriğini öğrenme imkânı sağlamasına ve karşı tarafın da bu koşulları kabul etmesine bağlidır. Bu nedenle aşağıda Bankamızla imzalamayı düşündüğünüz GKS içeriğinde yer alan ve menfaatinize aykın olabilecek genel işlem koşulları hakkında bilgi verilmektedir.

BİLGİLENDİRME KONULARI:

1- Sözleşmede Türkiye İhracat Kredi Bankası A.Ş. (Banka), kredi lehdarı (Müşteri) olarak anılacak olup, sözleşme kapsamında Banka ile Müşteri ayrı ayrı “Taraf”, birlikte “Taraflar” olarak ifade edilmektedir.

2- Kredinin kullandırlmasında Bankanın yetkileri Sözleşme’nin 1.4. maddesinde düzenlenmekte olup, madde menfaatinize aykırı olabilecek düzenlemeler içermektedir.

3- Kredi limiti, bu limitin arttırılması, azaltılması ve iptaline ilişkin hususlar Sözleşme’nin 1.5. maddesinde düzenlenmekte olup, Banka Müşteri’nin değerlendirme tarihi itibariyle mevcut veya Banka’ya beyan ettiği mali yapısı ve Banka tarafından dikkate alınan diğer koşulların değişmesıne paralel olarak kredi limitini tamamen veya kısmen kullandırmaya, azaltmaya, dondurmaya veya iptal etmeye yetkilidir. Madde menfaatinize aykırı olabilecek düzenlemeler içermektedir.

4- Kredinin Sözleşme’nin düzenlendiği para biriminden farklı bir para birimi üzerinden kullanılnıasına ilişkin düzenlemeler Sözleşme’nin. 1.6. maddesinde yer almakta olup, madde menfaatinize aykırı olabilecek düzenlemeler içermektedir.

5- Kredinin kullandırım koşulları Sözleşme’nin 1.7. maddesinde düzenlenmekte olup, madde menfaatinize aykırı olabilecek düzenlemeler içermektedir.

6- Kredinin faiz/kar payı ve komisyonlarına ilişkin hususlar Sözleşme’nin 1.8. maddesinde düzenlenmekte olup, Banka önceden bildirimde bulunmak suretiyle bu hususlarda değişiklik yapabilir ve bu değişiklikler Müşteri’ye yapılacak bildirimde belirtilen tarihten itibaren geçerli olacaktır.

7- Kredi işlemlerine ilişkin diğer komisyon, vergi ve masraflar Sözleşme’nin 1.9. maddesinde düzenlenmekte olup, madde menfaatinize aykırı olabilecek düzenlemeler içermektedir.

8- Sözleşmeni 1.10. maddesi ile teminat mektubu, kontr-garanti, diğer tüm garantiler, kefaletler, aval ve kabulleri içeren gayrinakdi kredilere ilişkin hususlar düzenlenmekte olup, madde menfaatinize aykırı olabilecek düzenlemeler içermektedir.

9- Kredilerin geri ödenmesine ilişkin esaslar Sözleşme’nin 1.11. maddesinde düzenlenmekte olup, madde menfaatinize aykırı olabilecek düzenlemeler içermektedir.

10- Şahsi kefalet ve bir kısım maddi teminatlar ile bu teminatlarm sigortalanmasma ilişkin hükümler Sözleşme’nin 2. maddesinde düzenlenmekte olup, madde menfaatinize aykırı olabilecek düzenlemeler içermektedir.

11- Müşteri’nin teşvik uygulamaları ile diğer ilgili mevzuattan kaynaklanan yükümlülükleri Sözleşme’nin 3. maddesinde düzenlenmekte olup, Müşteri bu sözleşme kapsamında kullandığı kredilerde söz konusu yükümlülükleri yerine getireceğini ve aksi durumda her türlü cezai müeyyideden sorumlu olacağını peşinen kabul, beyan ve taahhüt etmektedir.

12- Sözleşme’nin 4. maddesinde temerrüt halleri ve temerrüt faizi ile dava ve takip usulüne ilişkin hükümler düzenlenmekte olup, madde menfaatinize aykırı olabilecek düzenlemeler içermektedir.

13- Sözleşme’nin 5. maddesinde Banka ve Müşteri sırrı niteliğinde olan hususlar ile bilgi ve belge temini, Müşteri’nin temsili, yasal ikametgâhlar, iletişim kanalları yetkili mahkemeler ve delillere ilişkin hususlar düzenlenmekte olup, menfaatinize aykırı olabilecek hususları içermektedir.

14- Müşterinin, taahhüt yükümlülügü, bu yükümlülüğü yerine getirmediğinde uygulanacak müeyyideler ve kredi türleri bakımından üstlendiği yükümlülükler Sözleşme’nin ayrılmaz bir parçası olan Özel Şartlar içinde düzenlenmekte olup, bu hükümler menfaatinize aykırı olabilecek düzenlemeler içermektedir.

İki nüsha olan işbu Bilgilendirme Formu’nun bir nüshasını ve ekindeki Sözleşmeyi incelemek ve menfaatime/menfaatimize aykırı olabilecek maddeleri öğrenmek amacıyla........tarihinde Banka’dan teslim aldım/aldık.

Müşteri

Ad-Soyad / Unvam

Yetkili İmza

Tarih

Kefiller

Ad-Soyad/Unvam

Yetkili İmza

Tarih

TÜRK

EXIMBANK

General Loan Agreement

TÜRK EXIMBANK

TÜRKİYE İHRACAT KREDİ BANKASI A.Ş.

(TÜRK EXIMBANK)

GENERAL LOAN AGREEMENT

(Version: 00/2017)

Date:

No:

1. GENERAL PROVISIONS

1.1. Parties and Credit Limit

On one hand TÜRKIYE İHRACAT KREDI BANKASI A.Ş., which is hereinafter shall be referred to as the (Bank) (Türk Eximbank), and MNG Havayolları ve Taşımacılık Anonim Şirketi registered at the address Wow Convention Center IDTM Bakırköy 34149 İSTANBUL, which is hereinafter shall be referred to as the (Customer), on the other agrred on the extension of a loan with the limit of USD 50,000,0000 (only fifty million US Dollars) subject to the provisions of this general loan agreement (Agreement) and under the conditions written below and agreed by the parties.

In this Agreement, the Bank and the Customer shall be individually referred to as the “Party” and collectively as the “Parties.”

The Customer agrees, declares, and undertakes that the loan/loans to be used by the Bank shall be extended from the credit accounts opened in accordance with the provisions of this Agreement and that the provisions of this agreement shall apply unconditionally, unreservedly, and exactly to all loans to be extended.

1.2. Definitions

The provisions of this agreement, and where this agreement does not contain a relevant provision, the regulation and the other internal regulations issued and to be issued by the Bank, and where such regulations does not contain a relevant provision, the supplementary provisions in the legislation related to the Bank’s transactions and the customs in the field of development and investment banking as well as the other banking procedures and customs are applicable to the loan. The meanings of some of the particular terms mentioned in this agreement are given below.

BRSA shall mean the Banking Regulation and Supervision Agency.

BITT shall mean the Banking and Insurance Transaction Tax as defined in the Expenditure Tax Law no. 6802 or the taxes that may substitute it.

Business Day shall mean a day on which markets trading in the currency in which the loan is extended and banks in Turkey are open.

Loan shall mean the cash and non-cash loans (such as sureties and guarantees) extended to the Customer in TRY or foreign currency pursuant to this agreement.

Credit Account shall mean all kinds of debit accounts opened in Turkish Lira (TRY) or foreign currency, where the Bank is the creditor and the Customer is the debtor. The debit entries of these accounts are the loans extended by the Bank to the Customer. For non-cash loans, on the other hand, the risk assumed by the Bank for the Customer is the non-cash loan extended to the Customer.

CMB shall mean the Capital Market Board.

TCO shall mean the Turkish Code of Obligations.

TCC shall mean the Turkish Criminal Code.

TRCB shall mean the Republic of Turkey Central Bank.

LPVTC shall mean the Law on the Protection of the Value of Turkish Currency.

TCC shall mean the Turkish Commercial Code.

1.3. Loan Types

Pursuant to the Agreement, the Bank shall be able to extend the aforementioned limit opened in favor of the Customer

•	in TRY or in any other currency,

•	Against surety or any other guarantee,

•	As cash or non-cash (letter of guarantee, letter of credit, bill of guarantee, confirmation, and other),

•	In short-, medium-, and long-term,

•	For the purpose of restructuring existing loans.

1.4. Authorities of the Bank in the Extension of the Loan

The Bank is authorized to monitor and supervise whether the Customer fulfilled the required procedures according to the provisions of the relevant legislation regarding the loan extended under this Agreement and whether the loan is used in line with its purpose, and may recall the loan, in case that the loan is established to have been not used with the purpose of allocation.

The Bank shall be able to extend the loan from any of its branches/regional directorates. The Bank is authorized to transfer the loan extended to another branch/regional directorate, in case that the concerned branch/regional directorate is shut down or that the Bank deems it required. In the event that the Customer requests changing the branch/regional directorate and the Bank accepts this request, any kind of taxes and expenses to arise due to such change shall be borne by the Customer.

The Bank is also authorized to re-extend the loans, the balance of which decreased to zero, and to extend it by closing the loans opened or without closing those with any limits it likes and through new loans, the type of which are agreed with the Customer.

The Bank shall be able to debit to the Customer’s credit account the loan principal used from the Customer’s account for any individual loan extension/transaction and interest/profit share/commission amounts, together with expenditure taxes and other duties, charges and funds. By using the loan debited to its credit account, the Customer is deemed to have accepted these conditions regarding the loan.

1.5. Canceling, Reducing, and Increasing the Credit Limit

The Customer may request the Bank to increase the existing credit limit. The Bank shall be able to increase the limit after evaluating the Customer’s limit increase request and finding it fit.

The Bank has determined the credit limit allocated to the Customer based on the Customer’s current financial structure or its financial structure declared to the Bank as of the evaluation date as well as on the other conditions taken into consideration by the Bank, and is authorized to partially or wholly extend, reduce, increase, freeze, or cancel the limit concerned in parallel with the change in the mentioned structure and conditions. The limit reduction and cancellation shall be effective from the moment of the transaction, and the Bank shall inform the Customer in writing in such cases.

1.6. Currency of the Loan

The Bank shall be able to extend one or more loan in TRY and/or foreign currency in the scope of the credit limit allocated to the Customer.

The Customer agrees, declares, and undertakes that the Bank shall be able to convert the currency of the loan into another currency than the one requested, and that in case of the extension of the loan in another currency than the one requested, it shall make the required transactions in line with the Bank’s request on the guarantees subject to the Agreement in order to constitute a guarantee.

The Customer agrees that the loans in foreign currency to be extended in the scope of the limit determined in this Agreement shall be transferred to its account notified to the Bank in a foreign currency according to the provisions of the legislation or in TRY at the rate determined by the Bank on the transaction day for the concerned foreign currency. The Customer agrees that the extensions to be made in the scope of the limit amount and limit specified in this agreement shall be monitored in USD, and TRCB cross exchange rate and the equivalent in USD to be calculated based on the then current foreign exchange buying rate shall be taken as basis respectively in cases where the loan is extended in another foreign currency and in TRY.

The Parties agreed that in case of limit exceeding due to the extension of the loan in another currency upon the request of the Customer, the Customer shall be liable for all provisions of this Agreement for such portion that exceeds the limit.

1.7. Loan Extension Conditions

The Bank is authorized to separately set the conditions of the extension of each loan to be used by the Customer.

After the loan extension approval, the Bank notifies the Customer on which value date and under which conditions the loan, which was found fit and of which guarantee is established after the examination of the loan application, is to be extended.

The loan allocated may also be extended in tranches by taking into consideration the characteristics of the activity subject to the loan.

The start of the loan period is accepted as the date when the loan amount is credited to the Customer’s account. For the loans extended in tranches, the date, when the tranche initially extended is credited to the Customer’s account, is taken as the start of the loan period.

For the loans extended, in case that any kind of repayment due date and the final due date of the loan coincide with a weekend or an official holiday (including the half business days legallt specified as of the calendar year), the Bank may determine the first business day following as the repayment due date and the final due date of the loan.

The Customer agrees that the Bank shall have no responsibility, in the selection of the correspondent bank to act as the intermediary in the foreign currency loan extension and repayment transactions and in cases where the money is not transferred to or not collected by the Bank for whatsoever reason.

In case that the Customer has any payables to the Bank, whether arising from the loan relationship or not, including its liabilities arising from the Türk Eximbank Export Loan Insurance, the amount of the payable concerned shall be set off against the payments to be made by the Bank to the Customer.

1.8. Loan Interest/Profit Share and Commission

The interest/profitshare/commission rates to be applied to cash and non-cash loans are the rates that are applicable on the loan extension date and specified in the payment plans, and in cases where no interest/profit/share/commission rate is specified in the payment plans, the rates to be determined and announced by the Bank on the loan extension date.

In line with the legal classifications, simple or compound interest may be applied to the credit accounts opened pursuant to this agreement, depending on the type of the transaction. The Customer is obliged to promptly pay to the Bank the interest/profit share and commission to be applied as well as expenditure taxes and other duties, charges, and funds on the dates specified in the payment plan, unless stated otherwise in this agreement and annexes hereto.

In the periods following the first installment period, the loan interest/profit share/commission amount shall be calculated over the loan risk balances on the relevant dates and notified by the Bank to the Customer.

The Bank may make changes in the aforementioned issues by sending a notification in advance. The changes made shall be effective from the date to be specified in the notification to be made by the Bank to the Customer. The Customer shall be informed on the changes regarding fund deductions, taxes and other duties, charges, and other accessories.

The Customer agrees that the new decisions to be made the TRCB or other competent authorities for the interest/profit share/commission rate and accrual periods of these loans shall be applied to the existing and new loans to be used as of the effective date for the loans it uses from the resources of the TRCB or other domestic/foreign institutions through the Bank within the scope of this Agreement.

In cases where the interest/profit share or commission rate is determined by adding a specific margin to the borrowing rate formed in the interbank money market for a certain foreign currency, such as USD LIBOR/EURIBOR/GBP LIBOR/TIBOR/TRLIBOR, etc., the following shall be taken as the basis for calculating the interest/profit share and commission amount:

USD LIBOR/ GBP LIBOR: the ICE USD LIBOR/ ICE GBP LIBOR interbank USD/Pound benchmark interest rate determined every day by the Intercontinental Exchange (ICE) as of 11:00 (London time) for the value date (for the value date on which each tranche is extended, if the loan is extended in tranches) on which the loan is extended and published on the website www.theice.com or on the relevant pages of Bloomberg/Reuters and similar data distribution platforms; EURIBOR: the EMMI EURIBOR interbank Euro benchmark interest rate determined every day by the European Money Markets Institute (EMMI) as of 11:00 (Brussels time) for the value date (for the value date on which each tranche is extended, if the loan is extended in tranches) on which the loan is extended ano published on the website www.emmi-benchmarks.eu or on the relevant pages of Bloomberg/Reuters and similar data distribution platforms;

TIBOR: JBA EUROYEN TIBOR interbank Yen benchmark interest rate determined every day by the Japanese Bankers Association (JBA) as of 11:00 a.m. (Tokyo time) on the value date on which the loan is extended (on the value date on which each tranche is extended, if the loan is extended in tranches) and published on the website www.jbatibor.or.jp or on the relevant pages of Bloomberg/Reuters and similar data distribution platforms; TIBOR for loans extended from the TRCB resource: ICE JPY LIBOR interbank Japanese Yen benchmark interest rate determined every day by Intercontinental Exchange (ICE) as of 11:00 (London time) on the value date on which the loan is extended (on the value date on which each tranche is extended, if the loan is extended in tranches) and published on the website www.theice.com or on the relevant pages of Bloomberg/Reuters and similar data distribution platforms,

TRLIBOR: the TBB TRLIBOR interbank TRY benchmark interest rate determined every day by the Banks Association of Türkiye (BAT) as of 1:15 (istanbul time) for the value date (for the value date on which each tranche is extended, if the loan is extended in tranches) on which the loan is extended and published on the website www.trlibor.org or on the relevant pages of Bloomberg/Reuters and similar data distribution platforms.

In case that the extension or repayment date coincides with a holiday abroad, for calculating the interest/profit share/commission rate to be applied to the loan, USD LIBOR/EURIBOR/GBP LIBOR/TIBOR, and the other rates alike of the previous business day’s value date shall be used.

For the loans extended from the TRCB, if the foreign markets are on holiday on the date of providing the loan transaction, the interest rates announced 2 days prior to this date shall be taken as the basis, and if the holiday lasts longer than two days, the interest rates announced the last shall be taken as the basis.

In case that the USD LIBOR/EURIBOR/GBP LIBOR/TIBOR and the other rates alike to be used in the calculation of the interest/profit share/commission rate of the loan are negative, these values are taken as zero (0).

In case that for the determination of the USD LIBOR/EURIBOR/GBP LIBOR/TIBORITRLIBOR and the other rates alike for whatsover reason, the websites where the data are publiched or Bloomberg/Reuters and the pages of the other data distribution platforms cannot be accessed, where the relevant rate is not found on the pages where the data are publisged, or where the rate is presented by only one bank, or where the USD LIBOR/EURIBOR/TRIBOR/GBP LIBOR/TRLIBOR to be applied for the relevant intreest/profit share/commission payment period cannot be determined for the aforementioned reasons and the other reasons alike, the arithmetic average of the interest rates determined by 2 (two) reference banks to be determined by the Bank for a similar loan amount in the same currency and interest payment period at the relevant interbank market on the date of interest/profit share/commission determination shall be used (the average figure to be found will be completed to the upper decimal digit). In case that the reference banks do not quote a rate, the interest/profit share/commission rate is determined by the Bank.

In the calculation of interest/profit share and commission amounts, the year is taken as 360 days in the constant sub-multiple.

Unless the legislation regulates otherwise, BITT and the relevant duties, charges, and funds shall be collected from the amount to accrue in the interest/profit share/commission collection periods.

1.9. Commissions, Taxes, and Expenses

The Customer is obliged to promptly pay to the Bank any kind of fees, expenses, taxes, and other costs, such as any kind of commissions, expenses, fees, duties, charges, funds, and BITT, Resource Utilization Support Fund (RUSF), their income taxes, and any kind of other accessories thereof, provided that they do not exceed the rates to be determined by the Bank concerning any kind of credit account that the Bank opened or to open and the guarantees it received pursuant to this Agreement or the rates to be determined or to be determined in the future by competent authorities, particularly the TRCB and the Ministry of Finance.

The Bank may debit the commission, expense rates and amounts of each individual transaction, together with any kind of taxes and other duties, fees and funds thereof to the Customer’s credit account or may collect such amounts by setting off them against the Customer’s amounts at the Bank for any reason or in any other manner deemed fit by the Bank.

The Bank is authorized to increase the aforementioned general commission and expense rates applied to the transactions and services offered to its customers in the scope of the Agreement at the rates and amounts to be determined by the Bank by announcing the same, provided that they do not exceed the rates determined or to be determined in the future by the competent authorities, or where no such determination is made, the highest rates applicable to similar loans and accounts.

All expenses, including fees for intelligence, investigation, and similar transactions made by the Bank and payments arising from any kind of transactions related to guarantees, including but not limited to appraisal, evaluation, establishment, registration, cancelation, retention, release and any kinds of transactions, including fees to be paid to lawyers or contracted companies for these transactions, and any kind of payments to be made to the independent counseling company for the purpose of getting examined the records and documents, including taxes, duties, charges, funds, fines to be levied, insurance premiums, notary public and other expenses alike, all changes that may occur therein and any kind of transactions to be made in the scope of the project financed by the Bank, on-site control, evaluation of the prepared feasibility, and expenditure documents to be prepared. In case that the aforementioned expenses are not timely paid or delayed by the Customer, the Bank shall be able to make the payments concerned, together with the fine amounts thereof, to the relevant persons and institutions, to debit the concerned payment amount to the Customer’s account, and in any case, to settle, set off, and collect these taxes, charges, expenses, and fines with, against, and from the Customer’s rights and receivables before the Bank.

In cases where the Customer unilatera’ly withdraws from using the loan allocated to it or fails to fulfill the conditions undertaken due to the reasons attributable to it, where for the loans used from the TRCB or the other foreign/domestic sources, it does not use although the approval of the TRCB or the other institutions is obtained or the loan is cancelled by the Bank due to the fact that the formal conditions are not fulfilled after the approval of foregoing institutions, in order to compensate for the cost and yield losses incurred/to be incurred by the Bank as a result of the credit allocated for utilization not being utilized at all or in due time, in whole or in part, commissions, expenses and similar amounts to be demanded by the relevant institutions for the canceled amount, BITT and other taxes and other duties, fees and funds to be calculated over these amounts, and all expenses and similar costs related to this credit, including labor, filing, expertise, mortgage, establishment of movable pledge and similar costs, in order to ensure the elimination of such losses, the Bank may request the Customer to pay in cash and in advance the penal clause in an amount to be determined and communicated beforehand and all other expenses, if any, including fees paid to lawyers or contracted companies. In such a case, the Customer shall promptly make the payment requested.

The Bank is entitled to request from the Customer the expenditure tax and other taxes and other duties, charges and funds that the Customer is obliged to pay under the Agreement before these are deposited to the tax office or at a later stage to set off these against any kind of amount to be paid to the Customer. The Customer agrees, declares, and undertakes that if the Bank is obliged to pay these taxes, duties, charges, and funds to the relevant authorities, it shall promptly pay these amounts to the Bank and in case of default, to apply default interest to the debt at the rate and in the manner specified in the Agreement.

The Customer agrees, declares, and undertakes that in case that the notes deposited with the Bank are sent for collection to banks in locations where the Bank has no branches, the commission, expense, and expenditure tax to be paid to the intermediary bank and other taxes and other duties, charges, and funds shall be borne by it.

Commissions on commercial notes, shares, and bonds taken as the guarantee for the Agreement are debited by the Bank to the Customer’s account at their market value, provided that it is higher than their nominal value; otherwise, or if the market value cannot be determined, they are charged at their nominal value, whereas commissions, custody and other fees of other movable or immovable guarantees shall be debited to the Customer’s credit account by the Bank, together with expense taxes and other taxes, duties, fees and funds, based on their appraisal values or determined in accordance with the legislation and banking practices/are collected by setting off against the Customer’s receivables from the Bank on any grounds whatsoever or in any other manner deemed fit by the Bank.

In case that the loan to be extended to the Customer is obtained by the Bank from different credit institutions located in the domestic country or abroad, or is extended with the guarantee/surety/financing of a loan or loan guarantee institution in the domestic country or abroad, the Customer is obliged to pay to the Bank upon request the amounts that the Bank is obliged to pay under the title of commissions, expenses, and other amounts within the framework of the loan agreements acted by the Bank, with the concerned credit institutions.

The Customer agrees, declares, and undertakes that in case of its failure to pay the amounts specified in this Article on the due date, the Bank shall accrue to this debt a default interest and expenditure tax at the rate written in the Agreement for the days to lapse until the payment.

1.10. Opening and Extending Non-Cash Loans (Letter of Guarantee and Counter-Guarantees)

The Bank may extend non-cash loans in favor of the Customer by the way of issuing guarantees (letter of guarantee, counter-guarantee, all other guarantees, sureties, bill of guarantee and acceptances) in foreign currency or TL as addressed to various authorities and institutions in Turkey and abroad.

The guarantee to be given by the Bank shall be debited to the credit account(s) to be opened at the Bank in the name of the Customer and those returned to the Bank for cancellation, released and matured shall be credited to the receivables of the same accounts.

The Customer accepts, declares and undertakes to submit its non-cash loan request to the Bank in writing; to include all information and documentation to be requested by the Bank depending on the risk to be guaranteed by the Bank, that the Bank will deliver the guarantee to be prepared in the forms of bid bond, advance payment guarantee, performance bond, special or official under the conditions deemed appropriate by the Bank to the Customer against a delivery document, that the Customer’s liability arising from the guarantee shall commence from the date of request and to have the sole obligation and liability to deliver the guarantee to the addressee, and its obligation and responsibility will continue unless the guarantee is actually delivered to the Bank even if it is with maturity date and overdue.

Within the scope of the guarantee given by the Bank, the responsibility of the Bank is terminated in the event that the addressee releases the Bank in writing, in the event that the tender is not awarded if a bid bond given, and in any case at the maturity date of the guarantee,.

The Bank may provide TL or foreign currency guarantees, which may be issued in the forms of bid bond, performance bond and advance payment guarantees either by the Bank itself or have them provided by other banks, provided that all liabilities of the Customer to the Bank survive.

The Bank may accept the transfer of tne guarantee to third parties provided that it is clearly stated in the guarantee text. In the event that the guarantee provided by the Bank is transferred in line with this authorization, then all liabilities of the Customer arising from this Agreement shall continue as is, and the new addressee(s) will be authorized to request the amount subject to the said guarantee from the Bank. The Bank is authorized to pay immediately at the first request of the addressee in such an event.

In the event that the amount of the guarantees provided by the Bank to the addressees in favor of the Customer is expressed in foreign currency, the customer accepts, declares and undertakes in advance that it bears the foreign exchange risk arising from exchange rate increases between the date they are provided and the date they are indemnified, to pay such amount in accordance with the procedures and principles of the Turkish Foreign Exchange Legislation at the bank’s rate of collection applicable on the payment date when the claim is fulfilled and, to pay the default interest for the days between the date of claim and the date of payment if annotated on the guarantee, additionally, to pay all default interests that the Bank may incur due to the delay between the date on which the guarantee amounts are due and the date on which the actual payment is made to the addressees or for other reasons; the exchange losses that may arise if it is necessary to exchange two foreign currencies in the event that the guarantees provided to foreign addressees are indemnified, and any taxes and funds that may accrue.

In the event that the addressee makes a written claim to any unit of the Bank issuing the guarantee other than its Headquarters, then the Bank is authorized to accept that the claim is duly made and made in due time for those with maturity date and if it makes the payment, the Customer’s obligation to the Bank pursuant to this Agreement may not be released.

The Bank’s liability for the indemnification portion shall cease in case of partial indemnification of the guarantee. Partial deductions of advance payment guarantee letters to be given for contract works shall be made after the Customer submits the relevant progress payments to the Bank and the addressee notifies the Bank in writing of the amount to be refunded, depending on the completion rate of the contract subject work.

The Customer accepts, declares and undertakes that the commission and all kinds of taxes and other duties, fees and funds accrued by the Bank or its correspondents for the relevant commission period may not be refunded due to the premature return, cancellation, partial indemnification of the guarantee or any other reason whatsoever.

The customer accepts and declares that the Bank shall not be liable for any payments that the Bank may be obliged to make to the addressee under any name whatsoever in the event that the Bank is requested to indemnify the guarantees given in its favor if the amount is not paid to the addressee, paid late or the payment is delayed due to an injunction, and that it will pay all sums immediately upon the Bank’s request without being bound by the credit limit specified in this agreement, that the Bank is authorized to deem this request sufficient and to make payment within the above conditions if the addressee requests only the total or partial guaranteed amount to be indemnified without giving any reason in the indemnification request.

The Customer is obliged to provide the Bank with information and documents regularly in respect of the progress of the project subject work. Additionally, the Bank reserves the right to request other information and documents related to the work in question from both the contractor company, and drawee Turkish banks issuing counter-guarantees. The Client is obliged to immediately notify the Bank of any dispute arising between the Client and the Principal.

The Customer accepts, declares and undertakes in advance that;

a)          It is liable for and indebted to the Bank for all consequences that may arise from the said granted guarantee,

b)          The Bank is authorized to require at any time that the money guaranteed by the Bank be deposited to it in cash and in full, and that the Bank is authorized to require it to provide in-kind and personal collateral in addition to the existing collateral, and the Bank is free to resort to compulsory enforcement, courts and all other legal remedies in order to ensure the fulfillment of such requests,

c)          The Bank is authorized to pay any guarantee given by the Bank, upon the first written request by its addresses, without delay, without requiring to file a formal protest, without requiring to obtain a judgment, without requiring to notify it and obtain its consent and without requiring to resort to legal remedies, and regardless of whether the condition under the guarantee has been fulfilled or not, whether the debt has arisen or not, regardless of for what reason and for what debt the guarantee amount is requested, and regardless of the provisions and application of the contract between the beneficiaries of the guarantee and its addressees, regardless of whether the commitment has been fulfilled or not, regardless of claims of force majeure, impeccability, unforeseen or extraordinary circumstances for non-performance of the commitment, regardless of whether the contract between the addressee and the Client and/or with other beneficiaries has been terminated or not and it hereby waives all its legal objections in this respect and releases the Bank with all its consequences, it will immediately pay the money paid by the Bank and its expenses in cash to the Bank, together with any exchange rate differences at the exchange rate to be notified by the Bank, as soon as the Bank notifies it in respect of the situation, to pay all expenses in addition to the default interest to be applied by the Bank for the days from the date of notification to the date of payment in the event that it is in default in payment of the aforementioned amount, otherwise it will be obliged to pay default interest on these costs, is responsible and liable to the Bank for all consequences arising the failure of the Bank to pay the guarantee on time due to inaccurate, incomplete or misleading information it has provided and the measures to be taken accordingly.

d)          It will deposit the amount of the difference in an interest-free blocked account or to provide a new collateral equal to the amount of the difference in the event that the foreign currency equivalent of the guarantee exceeds the credit limit specified in this Agreement due to the change in exchange rates and the collaterals received become insufficient for this reason,

e)          It will immediately pay the difference to the Bank as soon as it is notified by the Bank in the event that the collaterals provided due to this loan are not sufficient to fully cover all receivables of the Bank (the amount, interest, commission etc. paid or to be paid by the Bank),

f)          The Bank is authorized to waive the rights granted by Article 594 of the TCO against the creditor in the guarantees the Bank provides and it will not make any objection or claim against the Bank for this reason,

g)          It will return to the Bank at the time of maturity, the guarantees to be issued by the Bank with maturity date, the Bank is authorized to require unconditional and unconditional return of any of these guarantees at any time, regardless of whether the guarantees to be given by the Bank have maturity date or not, it will pay the amount of debt arising from these guarantees together with the default interest to be calculated from the date of request to the date of payment, upon the Bank’s request, if the Bank fails to ensure the return of these guarantees and the final discharge of the Bank’s liability within the given period without requiring to make further request or serve any notice, it will immediately deliver to the Bank movable and immovable properties or stocks and bonds acceptable by the Bank as pledge for the period that may pass until the liquidation of all debts, in the event that the amount of the collaterals in the Bank does not fully cover the said debts, the Bank is free to choose any of the collaterals mentioned above, none of its commitments and liabilities before the Bank will be released in any manner whatsoever notwithstanding the provision of this collateral, all of its commitments and responsibilities due to these guarantees and the obligation to pay interest / profit share/ commission and all kinds of expenses, taxes and other duties, fees and funds will continue until the Bank is explicitly notified in writing by the addressee that the Bank has been released from its liability and the guarantee has become null and void.

h)          it will bear all expenses, taxes and other duties, fees and funds arising during the establishment of all kinds of collateral in kind or in person to be provided to the Bank,

i)          the Bank is authorized to get released from liability by paying the guarantee amount to the addressee at any time it deems appropriate and to collect the payment from it together with interest, taxes and other duties, taxes, fees, funds and other expenses,

j)          The Bank is authorized to pay the amount of the letter of guarantee upon the written request of the addressees of the refundable letters of guarantee at any time either within the maturity period or after the maturity date without examining whether the guaranteed matters have not been realized at the time of maturity; without being bound by the relations between the addressee and the enforcement of the provisions of the contract and without being obliged to investigate them,

k)          The Bank is authorized to make payment without taking into account the extensions made in accordance with the conditions accepted by the addressee, the agreement made with the addressee regarding the deferment of the implementation of the provisions of the contract, force majeure, extraordinary circumstances and other claims and objections,

l)          The Bank may revise the commission rates by making notification in the event of changes in economic conditions and increases in the Bank’s credit establishment and maintenance costs, and the new commission rates will be applicable for the guarantees that have not yet been refunded as of the notification date.

The Bank is authorized to extend the terms of the guarantees it has given and/or will give or to give a new guarantee in lieu thereof, if it deems appropriate in the event that extension or renewal thereof is requested by the Customer.

The Bank is authorized to accept that the maturity has not counted during the period of the injunction and to make payment upon written request for indemnification after the release of the injunction in the event that an injunction is imposed on the guarantees provided and/or to be provided by the Bank with maturity term. In this case, the Customer’s liability shall remain as is and the Customer shall immediately pay such amounts at the Bank’s first request, regardless of the credit limit specified in this Agreement in the event that the Bank pays default interest due to any delay whatsoever, including the imposition of an injunction for the indemnification of the guarantee.

1.11. Repayment of the Loan

In the event that the loan account is operated by being connected to a repayment schedule, the loan will be repaid in installments at the due dates shown in the Repayment Schedule, interest / profit share/ commission will be applied to the loan at the rate stipulated in the Repayment Schedule, and if these rates are adjusted pursuant to the provisions of the Agreement, the debt will be paid according to the Repayment Schedule containing the new interest / profit share / commission amounts.

The payment of any installment may not be construed as the payment of the preceding installments or the distribution of the interest receivables to subsequent months may not be construed as the Bank’s receivable due for that month is fully collected.

The Customer may repay the principal and interest/profit share/commission of the loan in TL or foreign currency, with no prejudice to the Bank’s right to change the repayment currency. The Customer accepts, declares and undertakes that it will pay the foreign currency equivalent to the Bank’s collection rate/parity on the date of payment plus the amount that it will be required to pay such as exchange rate differences, parity differences, premiums and whatsoever as required to obtain the foreign currency amount owed and arbitrage losses and additional payment costs that will arise, in the event that it wishes to make a payment in a foreign currency other than the foreign currency in which the loan was extended, that it will also pay to the Bank the TL equivalent of the Bank’s collection rate on the date of payment and any exchange rate difference, parity difference and any other amounts and taxes that may be required to be paid under any title whatsoever in case the payment is made in TL; provided that the Bank accepts and notwithstanding its right to apply the sanctions stipulated by the relevant legislation. In the event that the Customer wishes to make the repayment in foreign currencies for the debt arising from the loan used in TL, then the collection rate applied by the Bank on the day of repayment shall be taken as basis in the calculation of the TL equivalent of these foreign currencies.

The repayment will be made to the account at the correspondent bank notified to the customer by the Bank with the maturity ending date of the loan principal installments and / or interest / profit shares / commissions of the period for payments made in foreign currency. The customer is obliged to ensure that the amounts transferred to the correspondent accounts with delay are entered into the Bank’s account with the correct effective date through adjustment of the effective date (Back value).

The Customer shall notify the Bank no later than 3 business days before the loan interest/profit share/commission payment/liquidation date/maturity date of the loan principal installments and/or interest/profit share/commissions for the period that are payable.

It is possible to realize the payment of the installments of the loan principal and interest/profit share/commissions for the period with foreign currency to be transferred from the customer’s foreign currency deposit accounts in other banks, and such transaction shall eliminate, the credit risk, but will not close the export/service commitment arising from the loan.

Payment by the Customer the outstanding debt partially or completely before its maturity date is subject to the Bank’s acceptance. Early payment made without the Bank’s acceptance shall be deemed as collected on due date. The Customer may not make any claim from the Bank including interest and discount due to early payment which is not based on the Bank’s consent. The Customer who wishes to make early payment shall apply to the Bank in writing in advance. In the event that the Bank accepts the prepayment request, it shall notify the conditions thereof and may claim from the Customer the losses and costs arising from profit deprivation, exchange rate risk and similar situations, taxes and other duties, fees and funds such as RUSF (resource utilization support fund) and other similar financial obligations that may be caused by the early payment.

In the event that the Bank requests early repayment considering that the Customer will not be able to fulfill its obligations under this loan and/or its financial stability will be adversely affected, then the Customer shall fulfill such request.

The Customer accepts, declares and undertakes that the Bank may set off the Customer’s receivables from Turk Eximbank Export Credit Insurance against the Customer’s loan debt.

In the event of early repayment of the loan extended by discounting the policies and bills issued by the Customer, interests collected through discount in the phase of loan extension are not returned.

The order of default interest, if any, commission, contractual interest/profit share and principal will be taken as the basis for setting off any payment made by the Customer. On the other hand, the Bank may change this order and is authorized to set off the amounts to be collected against any of the Customer’s debts that have arisen or will arise.

The Customer agrees that the commission amounts collected in non-cash credits extended by the Bank will not be refunded in the event that the letters of guarantee subject to the credit become void before the maturity date.

2. PROVISIONS CONCERNING THE COLLATERAL

2.1. Extension of the Loan Against Collateral

The Bank may extend the credit issued under the agreement, in whole or in part against any kind of collateral, including but not limited to any kind of tangible, personal, in-kind, receivable, movable, immovable, negotiable instrument, cash and any other kind of collateral it deems appropriate.

The Customer is obliged to provide the Bank with the collaterals requested from it under the conditions and in the forms to be determined by the Bank, within the period to be determined by the Bank according to the credit limit and margin and to undersign the related agreements and documents.

In the event that mortgage is established on an immovable property belonging to the Customer or a third party in favor of the Bank, then the Bank is authorized to determine, audit or appraise the value of the immovable property every year or at any time it wishes or cause such to be performed and to request new collateral to be deemed appropriate in terms of value and quality according to the value it will appraise again using its own methods.

The Bank has the right to assign the collaterals received within the framework of this agreement to the persons who issue a surety bond in favor of the Customer (Kredi Garanti Fonu A.Ş. etc.), to the persons who provide financing to the Bank or to third parties, or in case of assignment of the collaterals, to carry out and conclude the follow-up procedures on behalf of the assignee and to share the collected amounts with these persons at its own discretion.

The Bank may request one or more collaterals for the same loan. In any case, the collaterals continue to constitute the full provision for the Customer’s debts to the Bank. The Bank may accept or decline the Customer’s requests for partial or full refund of the collateral at its own discretion until the Customer’s debts to the Bank are fully paid.

The Bank may request at any time to provide more than one type of collateral together or to change the collaterals; to change the collateral margins in the event of a decrease, possibility of a decrease in the value of the collateral, the partial or complete discontinuance of it as a collateral, determination that the collateral is insufficient, determination that the creditworthiness of the company has decreased and in the presence of one of the situations of default or other justified reasons, or provision of new or additional collateral and cash blockage in the amount it will determine. The Customer accepts, declares and undertakes that no interest/commission will be paid to the funds held by the Bank as cash collateral and that the Customer may not claim any rights from these funds during the loan term. All kinds of damages, losses to occur during the transportation and storage of all kinds of goods pledged by the Bank as collateral and all kinds of ordinary and extraordinary expenses arising in relation to those shall be borne by the Customer.

2.2. Collaterals Constituting the Provision of All Receivables of the Bank

The collaterals to be received from the Customer constitute the collateral for all of the Client’s debts to the Bank unless it is explicitly stated that they are given for a specific loan.

The Customer accepts, declares and undertakes that; costs arising from the liquidation /collection of collaterals and insurance indemnities and the amounts to be obtained by the Bank in relation to or as a substitute for collaterals such as expropriation costs, also new shares and bonds replacing the partnership shares and bonds on which pledge is established shall also constitute the collateral of the Bank like the original collaterals and under the same conditions and that the Bank has a pledge right over them, and the aforementioned amounts may be set off by the Bank against any receivables from the Customer or placed in a blocked account as a pledge.

The Bank is authorized to set off these collaterals or their amounts against any of its receivables, whether due or not, in the way it deems appropriate and without making notice to the Customer, and to collect its rights from the value by privately liquidating the pledges at any time and in the way it deems appropriate, without being obliged to have the execution offices or any official authority to intermediate the case and without being required to conduct any auction and other procedures. The Customer agrees in advance that the Bank may also follow-up through enforcement at its own discretion, and the fact that it has chosen any of the means may not be construed as its waiver the other and that it is authorized to pursue both ways at its own discretion.

The Customer accepts and declares in advance that the collaterals established by the Bank will not be returned until it is certified to the Bank within the period and conditions set out in this Agreement and the special conditions that are an integral part of it, that the goods and foreign currency earning service export/sales commitment and miscellaneous obligations arising from the loan have been fulfilled, even if the credit risk has been closed.

2.3. Insurance

In case that it deems required, the Bank may request the Customer to insure in its favor the movable and immovable collaterals required to be established and given within the principles of this agreement, the Customer’s pledged and non-pledged assets and commodities subject to letter of credit against fire, transportation risk and any kind of risks it deems required, at any price, under any condition, and for any period it likes, to the insurance company of its choice, with the premium debts being covered by the Customer, and to request the insurances’ agreements and/or policies include provisions related to strikes, lockouts, earthquakes, riots, civil commotions, explosions, malicious acts, war, and other extraordinary cases. The Bank may also take out the insurance in its own name, with the premium and the expenses thereof being covered by the Customer.

The Customer agrees, declares, and undertakes that if it had already insured the collaterals subject to the insurance, the Bank shall exercise the Bank’s right of loss payee on the policies concerned, that it shall renew the expired insurance 10 days prior to the expiry of the insurance period by the Bank and the insurance company to be determined by the Bank under the same conditions, and that it shall present the insurance policies to the Bank.

In case of the Customer’s failure to take out the aforementioned insurances or to renew the expired insurances, the Bank is authorized to If the revised documents require acceptance and are not accepted by the Customer, the Bank is authorized to take out/renew the insurance concerned ex officio. However, this issue shall not constitute an obligation for the Bank, and the Bank shall not be held responsible for this reason.

The insurance indemnities arising from insurance agreements are paid to the Bank that holds the loss payee right. In case that the Customer objects to the indemnity amount determined by the insurance company, if the Customer pays to the Bank the indemnity amount within the due period given to it, the rights arising from the insurance policy are transferred to the Customer by the Bank. Otherwise, the Bank is authorized to collect the indemnity amount from the insurance company because of its loss payee right and to partially or fully set it off against any kind of its receivables from the Customer.

The Bank may request the Customer to insure its forward receivables for goods against exports against commercial and political risks. The Customer agrees that in case that it signs the insurance policies issued by the Bank against these risks, the premium and other costs of the insurances to be taken out by the Bank within the framework of the provisions of this article may be debited to any of the Customer’s accounts payable ex officio.

The parties have agreed that the premiums and other expenses of the insurances to be taken out by the Bank pursuant to the provisions of this article would be considered as the Customer’s debt and that the Customer shall immediately deposit these amounts to the Bank and that the Bank may debit these amounts ex officio to any of the credit accounts of the Customer at its own discretion.

The Customer accepts, declares and undertakes that the costs of the lawsuit and proceedings to be filed by the Bank as a result of the disputes that may arise with the insurance company regarding indemnity shall be borne by the Customer and that the Customer shall not make any financial claim from the Bank in case the dispute is concluded against the Bank.

The Customer and the Bank have agreed that the Bank shall not be held liable for the insolvency of the insurance company and failure to obtain indemnity in case of damage; for not having the collaterals insured at all, for having them insured at a price less than their value or at a price that does not cover the Bank’s receivable, or not having them insured against certain risks, not renewing the expired insurances or not extending their duration. The Customer agrees, declares and undertakes not to make any claim from the Bank in such cases and to pay its debt at all costs.

2.4. Principles that Govern the Bank Letter of Guarantee and Guarantees

In the event that the customer provides collateral by issuing a bank letter of guarantee with a fixed term, unless it provides another collateral, the terms of which are acceptable to the Bank, to replace the former one month before the expiration of the period indicated in the aforementioned letter of guarantee or in the event that the economic situation of the Bank or the other person providing the guarantee worsens, operating licenses thereof is suspended or revoked or similar risks arise, unless another guarantee whose conditions are deemed appropriate by the Bank is given until the date notified to the Customer by the Bank, all debts of the Customer arising from the loan agreement shall automatically become due and payable without requiring to make any notice without waiting for the expiration of the term of the letter of guarantee held by the Bank and such debts are covered by the Bank by registering the letter of guarantee as revenue.

2.5. Commercial Note Assignment and Pledge

The Customer accepts, declares and undertakes in advance to issue promissory notes deemed acceptable by the Bank in the amount and quality to be freely determined by the Bank, and to assign them for the purpose of collateral, with the maturity and price to be requested by the Bank whenever it wishes; accepts that the Bank will not have any responsibility for irregularities, fraud, falsification and similar situations in these commercial papers or in case of a payment ban on the bills; in such cases, the Customer accepts that it will give other collaterals accepted by the Bank instead of such promissory notes, or that it will pay the price of the promissory note in cash; agrees that the Bank can have these bills recounted to any bank or institution at any time and, if necessary, can request commodity bills; agrees to pay the promissory note or the contents of the bills to the promissory note holder or the bearer of the bill without the need for a protest or notice by the bearer, due to the promissory notes given for rediscount; and accepts, declares and undertakes in advance that it will not have any objection to the CBRT’s carrying out all kinds of inspections it deems necessary in the Customer’s business.

The Bank shall be authorized to request the Customer to pay all damages and losses arising from the non-payment of the promissory notes or promissory notes issued in the rediscount to the bearer or bearers of the promissory note by the Customer on the due date or maturities or late payment, together with all amounts of all kinds of expenses that are current and future receivables of the Bank in accordance with this agreement, immediately and in lump sum, together with their interest.

The customer declares that it will not make claims that will be effective against the receivables, partially or completely, such as defect, fraud, false confession, denial of signature, in any kind of documents and documents, with bills or checks bearing the customer’s signature; that it consents to the filling of the gaps as deemed appropriate by the Bank in the event of its signature and that the claims likely to be made by others in this way will not be valid by the Bank; that the damages, court costs, execution denial indemnity, attorney’s fees and other damages to be incurred by the Bank as a result of lawsuits filed against the Bank due to the forged signatures of the debtor, issuer or endorser on the bills of exchange submitted to the Bank shall be paid by the Customer in cash or on account.

2.6. Pledge of Stocks, Bonds and Term Treasury Bills

If requested, the Customer agrees to pledge to the Bank the stocks; bonds and timed treasury bills deemed acceptable by the Bank in terms of quantity and quality. The Bank’s right of pledge on these securities includes all rights, receivables, details, interest due and to come, share dividends, pre-emptive rights and other privileges regarding the purchase of new shares.

The Bank; is authorized to collect the value of the pledged treasury bills and the interest coupon amounts of the bonds at maturity, as well as the paid shares and the principal of the redeemed bonds in return for a commission to be determined by him. The Customer accepts and undertakes to act for the benefit of the Bank while voting in the general assemblies of the company due to the pledged bonds and shares, otherwise to cover all kinds of damages of the Bank, and declares and accepts that all necessary attempts will be made by the Bank to protect its rights due to all kinds of pledged valuable documents.

The Bank; although it has no obligation and therefore does not take any responsibility, if it deems apropriate, it shall be authorized to make payments for the price of the shares that it deems appropriate to protect the value of the pledge, to use the pre-emptive rights for the purchase of new shares, to insure the shares and bonds against the damages that may arise from the possibility of being paid under the head, to stamp and withdraw the pledged values if necessary, to collect their partially or fully returned prices, to take all measures such as replacing the temporary documents with new shares or stocks with stocks or stocks, and to register a commission to be determined by itself in return for the service made on this road, to be paid to the Customer’s account.

2,7. Assignment of Receivable

The Customer accepts, declares and undertakes to assign receivables as a guarantee for the loan to be allocated under this agreement, upon the request of the Bank. In case the assignment debtor does not have the ability to pay or the receivable cannot be collected, the responsibility of the Customer continues.

The customer; accepts, declares and undertakes that it will not take any action that will reduce, postpone and defer its assigned receivables, that if any payment is made to him/her regarding the assigned receivables, it will immediately transfer this money to the Bank, that it will not assign, pledge or show any money such as interest, insurance compensation, etc. related to the receivables it has assigned without the consent of the Bank.

The Customer shall provide the Bank with the necessary accounts, information and records in order to monitor and control all payments related to the receivables assigned to the Bank.

The Bank shall have the authority to take the necessary measures regarding the execution and implementation of the assignments to be made by the Customer and the receivables to be assigned, and shall have all the rights and powers, including the right to sue. However, the Bank is not obliged to investigate the adequacy of the payments made to it from the assigned receivables, to take any action to ensure the collection of the assigned receivables, and to pursue legal proceedings. The Bank is not responsible for the execution of the transactions related to the assigned receivables and any delays that may occur. In the collection of the assigned receivables, the business day following the date of transfer to the Bank’s accounts will be considered as the value date.

Receivable assignments; will not affect the Bank’s right to follow up on the entire debt, however, as the collection is made due to the assigned receivable, the total debt of the Customer will decrease by the amount of the collection made.

2.8. Real Estate Pledge

Upon the Bank’s request, the debtor and the guarantors agree, declare and undertake to pledge the real estates of the value and quality requested by the Bank, as collateral for all their debts to the Bank. In this case, the debtor and the guarantors accept, declare and undertake that all documents to be drawn up between the parties regarding the mortgage terms are an integral part of this agreement.

The customer shall immediately register the building and its facilities in the land registry in accordance with the explanations in the project of the facility.

The Customer accepts, declares and undertakes in advance that in case of expropriation of the mortgaged real estates, the Bank has the right to set off the debts that are due or not due by collecting the expropriation amount from the flat to which it belongs.

In accordance with the Turkish Civil Code, unless otherwise stated, all machinery, equipment and all outbuildings included in the mortgage will appear as details in the pledge, and according to the Land Registry Regulation, the Customer will immediately lose all machinery, tools, equipment and all outbuildings registered as details in the declarations section of the land registry.

The Customer accepts, declares and undertakes that it shall submit the list of machines and tools to the approval of the Bank before the issuance of the pledge deed, that it shall not transfer the facilities and machines mortgaged to the Bank as a guarantee or shall not include them in the project without the written consent of the Bank, that it shall not give them as lease and loan, and that it shall not transfer them to a place other than the place specified in the Agreement.

The customer accepts, declares and undertakes to immediately correct the type of the mortgaged real estates, the type of which has changed by the construction of factories and plants, at the land registry office.

The customer will have the type correction procedures performed in the event that a building is constructed or found on the immovable subject to the pledge, and will ensure that these procedures are completed if the immovable subject to the pledge belongs to a third party.

In the event that the right to use or benefit from the real estate subject to the pledge is given to a third party, with a personal or limited real right, without the Bank’s approval, the Customer shall pay a penalty fee of 50% (fifty percent) of the value of the real estate specified in the appraisal report prepared by the Bank, which is the basis for the loan evaluation.

2.9. Guarantee

The guarantors who have signed at the end of this agreement, accept, declare and undertake that the joint guarantee, limited to the guarantee limit specified in the Agreement for the debts of the Customer to the Bank arising from the Agreement, covers the principal and contractual interest amount, the default interest amount, commitment penalty, commissions, taxes and other duties, fees and funds, the additional amount that will arise due to the exchange rate increase in foreign transactions, legal follow-up expenses, attorney’s fees and all other expenses related to the loan.

The guarantors accept, declare and undertake that all the articles of this agreement, which are not contrary to the nature of the guarantee, shall be applied exactly to themselves, and that they undertake exactly the issues contained in these articles.

The Bank and the joint guarantors have agreed on the following issues;

Joint surety shall cover debts that may arise in the future as well as debts arising due to the Agreement,

The consent of the spouse must be obtained by the guarantors and submitted to the Bank until the conclusion of the surety agreement at the latest,

In case it is revealed that the debtor is clearly incapable of paying, such as not paying his debt on time, the Bank may apply to the guarantors without proceeding against the debtor or converting the immovable pledge into money,

The Bank shall deliver the debt securities that may be used by the guarantors who pay the debt to exercise their rights and provide the necessary information, and will also deliver the pledges and other guarantees that existed during the suretyship or were subsequently provided by the principal debtor to the guarantors or take the necessary actions for their transfer, but In case of the existence of other receivables, the Bank may not perform the delivery and transfer transactions referred to in this article until the receivables are completely liquidated, due to the priority of the pledge and lien rights it has;

The parties have agreed on the following issues; this guarantee is given for an indefinite period; the guarantee given by a real person will automatically disappear after 10 (ten) years from its establishment;

The guarantors are responsible and liable to the Bank for all the issues included in the Agreement, depending on the type and manner of opening the loan due to the loans opened by the Bank to the Customer;

If the Bank has pledges that are not specifically allocated to the Customer’s debt, the Bank is authorized to use the money to be obtained from the cash bonds of these pledges to meet the claims for receivables not related to this guarantee, and

In order to ensure that the Bank protects its rights, the guarantors shall immediately inform the Bank when any of the creditors or other guarantors is bankrupt, when the books of the goods are kept, when a bankruptcy postponement or a concordatum request is filed or when they learn of the debtors’ death.

During the period of their suretyship, the guarantors accept, declare and undertake not to make transactions that will reduce the movable and immovable assets below the maximum amount they are guarantor with the Agreement, not to destroy their assets, not to dispose of them in a way that will harm the Bank and not to transfer and assign them to third parties, not to establish pledges, mortgages and similar real rights on them in favor of third parties, not to make transactions in a way that will reduce their values and not to reduce their assets in any artificial way.

Otherwise, they accept, declare and undertake to pay a penal clause to the Bank at the rate of 50% (fifty percent) of the appraisal value of the movable and immovable assets they have destroyed, transferred and assigned to third parties with or without charge, established pledges, mortgages and similar real rights on behalf of third parties, reduced their value and/or artificially decreased their value. Payment of the penal clause does not relieve the guarantor of the obligations arising from the surety.

In the event that the surety given by the real person expires after 10 (ten) years, the Customer is obliged to provide a personal or in-kind guarantee equivalent to the guarantee of the guarantor to be accepted by the Bank, for the loan debt that remains unsecured in terms of guarantee; In case the loan extended is unsecured in terms of surety or there is not enough collateral, the Bank may request immediate payment of all or part of the loan receivable arising from the Agreement. Within the scope of the collateral requested from him due to the expiry of the surety, the customer may provide a guarantee for a new 10 (ten) year period for the loan debt by complying with the form rules of the guarantee agreement.

2.10. Movable Pledge

Upon the Bank’s request, the Customer or its guarantors agree, declare and undertake to pledge their movables of the value and quality desired by the Bank, as collateral for all their debts to the Bank. The Customer accepts, declares and undertakes that it will carry out all kinds of procedures for the registration of this Pledge to the Pledged Movable Registry (TARES) without delay, together with the right to advance / pass to the vacant degree, and that it will ensure that all necessary applications are made and the conditions are fulfilled in this context.

3. OTHER OBLIGATIONS OF THE CUSTOMER

The customer accepts, declares and undertakes the following matters in advance

The loans will be used in accordance with the legislation, within the framework of the principles determined by the Bank in this agreement and in accordance with the purpose of allocation,

The export/sale of the goods and services subject to the loan will not be in the nature of the exports financed by the Turkish Eximbank International Loans/Guarantee and the exports counted as commitments within the scope of the Bank’s other loan programs, and the export of the service will be within the scope of the foreign exchange earning services and activities regulated in the relevant legislation.

3.1. Obligations Regarding Incentive Practices

In the event that all kinds of loans to be used by the Customer pursuant to this agreement benefit from all kinds of incentives, exemptions, exceptions or similar privileges according to the legislation in force and to be enacted in the future, the Customer undertakes in advance to use these loans in accordance with its purpose and to comply with the legislation.

The Customer hereby irrevocably accepts, declares and undertakes to pay the commitment penalty set forth in the Special Conditions annexed to this General Loan Agreement.

The Bank reserves the right to change the commitment penalty rate by notifying the Customer.

For such incentive measures, exemptions and exceptions, all kinds of information and documents requested by the official authorities, the CBRT or the Bank will be given by the Customer immediately. The Customer accepts, declares and undertakes that all kinds of responsibility arising from the failure to provide this information on time or the lack thereof shall be its own.

3.2. Obligations of the Customer arising from the Relevant Legislation

The customer accepts, declares and undertakes the following matters in advance;

In relation to the export of the goods/services subject to the application and all kinds of business related to it, the customer declares that no bribes are/will be given, directly or indirectly, to domestic and/or foreign public officials by his company or by any person acting on behalf of the company under any name, for the purpose of doing or not doing a job or obtaining or maintaining an unfair advantage. that the firm or persons acting on behalf of the company are not included in the sanction lists (black list) due to laundering proceeds of crime, financing of terrorism, bribery and similar crimes, that there is no conviction against the company or its representatives for bribery within 5 years retroactively from the date of application or there is no ongoing trial, that it will carry out the disbursement, repayment, document submission and similar transactions in foreign-sourced loans in line with the practices/requests of the lender institution, and that the requested loan subject works will comply with the environmental legislation of our country and the environmental and purchasing procedures of creditor institutions such as the World Bank and the European Investment Bank, that it submit the information and documents to be requested for this purpose to the Bank, that purchasing and environmental assessment procedures will be subject to examination, research and audit by the delegations of the Bank and creditor institutions, that it will submit the documents to be requested in accordance with the Law No. 5549 on the Prevention of Laundering Proceeds of Crime and related regulations for the identity information and confirmation regarding the transactions to be made within the scope of the loan agreement, in an accurate, complete and timely manner, otherwise, it accepts that the transactions may be stopped and/or the agreement may be terminated; provided that his consent is obtained, it consents the Bank to submit the information/document belonging to him to correspondent banks or credit institutions such as the CBRT, the World Bank, the European Investment Bank or other relevant institutions;

That pursuant to the 9th paragraph of Article 252 of Turkish Penal Code No. 5237 titled Bribery, which regulates bribery to foreign public officials: No benefit is provided by real or legal persons acting on behalf of the firm to public officials elected or appointed in a foreign state, judges serving in international or supranational courts or courts of foreign states, jury members or other officials, international or supranational members of parliament, persons carrying out a public activity for a foreign country, including public institutions or public enterprises, citizens or foreign physicians appointed within the framework of the arbitration procedure applied for the resolution of a legal dispute, an international agreement, to the officials or representatives of international or supranational organizations established on the basis of the performance of their duties, or for the purpose of obtaining or maintaining a business or an unfair advantage due to international commercial transactions, on behalf of their company or whatever, that they are not offered or promised benefits to them; that no benefit will be provided, offered or promised from now on; that it knows that if this statement is untrue, it may constitute a crime pursuant to Articles 204, 206 and 207 of the TPC, and furthermore, if the contrary is determined, his company or any of the companies represented by his company will not benefit from the Bank’s programs in any way or form;

That the transactions to be carried out due to the export to be made on the basis of this Agreement shall be subject to the provisions of the legislation in force and to be put into effect in the future and to the brochures on “Uniform Practices and Practices for Documentary Loans” and “Uniform Rules for Collection Documents” issued by the International Chamber of Commerce (ICC) and to the revisions of these Rules to be put into effect in the future;

that the rules determined by the International Chamber of Commerce (ICC) on this subject are part of the Agreement,

that it shall fulfill all obligations required to be fulfilled by the Customer without any warning and/or warning of the Bank in accordance with all kinds of laws, decrees, regulations, communiqués, legislation and other provisions that regulate and will regulate matters related to external and internal transactions and legislation on protecting the value of Turkish currency (TPKK), that all kinds of responsibility arising from non-compliance with this matter will be its own, and it will submit the necessary documents to the Bank to ensure that the loan is opened in accordance with the provisions of the current legislation and communiqué, that if it is a resident in free zones established in Turkey, it will fulfill its obligations arising from loans and cats within the framework of the provisions of the relevant free zone legislation,

That, with regard to the loans used within the scope of this Agreement, it shall act in accordance with the provisions of the Law on protecting the value of Turkish currency (TPKK) and the applicable investment incentive, foreign trade, foreign exchange legislation, tax, duty and fee exemption and other relevant legislation in matters that are not explicit in the Agreement and all responsibilities and liabilities stipulated and to be stipulated in the relevant legislation shall belong to it and it shall be held responsible for all kinds of penal sanctions.

4. PROVISIONS REGARDING DEFAULT, PROCEEDING AND COLLECTION

4.1. Default/Debt Maturity and Provisions of Proceedings

The Customer accepts and declares that in the following situations;

a)          Failure to fulfill the principal, interest, dividend, commission, expense or other financial obligations that must be paid in accordance with the provisions of this Agreement, and failure to make any payment on due date in cases where periodic payments are made,

b)          Failure to properly fulfill any of the commitments and obligations agreed in the agreement or its annexes, failure to provide the requested guarantees on time and under the desired conditions despite the demand, failure to renew the guarantees requested by the Bank in accordance with the Agreement,

c)          If it is determined that there is an inaccuracy/untrueness in the statements made to the Bank, in the documents it submits, or if it engages in unlawful transactions or acts,

d)          Defaulting in paying its debts to both the Bank and other financial institutions, or failing to fulfill its commitments, or resorting to the guarantees given for these debts,

e)          Withdrawal, cancellation or significant modification of permits, approvals or authorizations related to the loan or that may affect the loan at any time,

f)          If the bills it draws are protested or his checks bounce, it declares that it will not be able to fulfill his financial obligations, is insolvent in paying his debts, offers or makes a payment plan to his creditors, requests bankruptcy, postponement of bankruptcy or is subject to liquidation proceedings, or forecloses on any of his assets or taking a similar action; going into liquidation, filing a lawsuit for its liquidation in any court of competent jurisdiction, or filing a report;

g)          In case of being a subsidiary company within the framework of the provisions of the Turkish Commercial Code, the controlling company declares that it cannot pay its debts or the above-mentioned situations also occur in terms of the controlling company,

h)          (If it is a real person) in case it loses its legal capacity; (if it is a legal person) in case the necessary permits, licenses, approvals or authorizations regarding its activities are withdrawn, suspended, canceled or changed in a significant way at any time, and it ceases its commercial activities,

i)          In case of disposal on a significant part of its assets, or in case of emergence of the risk of such disposal, or their seizure and confiscation,

j)          In case of taking over such assets to another company transfer, merger, change of type, partial or complete division of the company’s shares and similar situations made with the aim of detriment of the Bank,

k)          The occurrence of any event that is understood to prevent or endanger the fulfillment of its commitments arising from the loans, or if there is a change in economic conditions,

l)          In case when it is clear that the customer does not fulfill or will not fulfill any of his commitments and obligations under this agreement,

m)          Failure to provide the Bank with information about the audited balance sheet, profit-loss and other financial statements and accounts requested as of legal periods, or the account and business status and financial situation that the Bank may request from time to time at its own discretion,

n)          Transferring or assigning its rights arising from this agreement without the Bank’s consent, even partially, through the assignment of the agreement or the assignment of the receivable or under any other name,

o)          Creation of an opinion about not paying the debt due to behaviors such as hiding goods, smuggling, leaving the address, and

p)          In case of any negativity in its credibility and repayment ability due to reasons other than those listed,

the Customer shall be in default without the need for any written notice and any other notice or extension; in such case the Bank may make due and payable some or all of the Customer’s loans; the Bank has the right to terminate the agreement for these reasons, and the Bank is authorized to execute the loan by terminating the agreement or without terminating it.

The fact that loan been executed and/or terminated; is notified via a notary public or by registered letter with return receipt or by telegram or with a warning to be sent via registered e-mail system using a secure electronic signature. In case the loans are terminated, all of the remaining debts or debts of the Customer to the Bank due to interest/profit share/commission, expense tax and other taxes and other duties, fees and RUSF and similar funds and other issues at the time of the termination, together with the expenses of notification of the notice of termination shall be paid by the Customer to the Bank. In cases where the warning for the termination is sent to the address of the joint debtor joint guarantor written in the Loan Agreement of the Customer, even if the warning is not served/cannot be served, it is deemed to have been served.

The Customer shall be authorized to claim all rights of the Bank arising from the Agreement, until the full balance of the debt is paid, and that interest/profit share/commission, expense tax and other taxes and other duties, fees and funds will be processed within the framework of the conditions in force at the time of the loan’s solidity; and the Customer agrees, declares and undertakes that its obligations arising from the Agreement will continue as is, even if the balances of the debit account or accounts deducted by the Bank are fully paid.

Except for the cases listed above, other default provisions agreed by the Parties for each loan are also reserved.

4.2. Default Interest

In the event that the interest/profit share/commission amount to be accrued to the Customer (any of the installments in the installment loans) on the date/maturity of payment/on the day when payment is requested by the Bank for any reason, together with the commission, expense, tax, duty, fee and other ancillaries related to this amount or if one of the default situations regulated in this Agreement emerges, the default interest notified by the Bank to the Customer prior to the use of the loan shall be applied as of the due date, as regulated in Article 1.7 of this Agreement.

For loans calculated by adding the margin determined by the interest/profit share/commission rate to LIBOR/EURIBOR/GBP LIBOR/TIBOR/TRLIBOR or a similar rate, the USD LIBOR/EURIBOR/GBP LIBOR/TIBOR/TRLIBOR and similar rate, which is the basis for the calculation of the default interest rate, will be determined as explained in Article 1.8 of this Agreement for the date the receivable becomes due.

In case that the loan is recalled by the Bank on a different date than the maturity specified in the payment plan and is not paid, the USD LIBOR/EURIBOR/GBP LIBOR/TIBOR/TRLIBOR and similar rates, which constitute the basis for the calculation of the interest amount for the next repayment period from the date on which the loan is recalled and/or payment is requested by the Bank, shall be taken as the basis for the calculation of the default interest rate.

If the customer does not object to the account statements forwarded to him by the bank through the notary public within one month from the date of receipt, it shall be deemed to have accepted its content and the Bank may request that the customer agreement be submitted to the notary public in a notarized manner.

4.3. The Bank’s Authorization to Proceed and Request Measures at Any Time

In the event that the Bank’s receivables become partially or completely due even if the bills secured by loan, movable or immovable pledge or given as collateral are not yet due, the Bank can always proceed with foreclosure or bankruptcy against the Customer. In addition, the Bank may take and implement a precautionary attachment or interim injunction for all kinds of receivables.

In case the Bank requests interim injunction or precautionary attachment, the parties have agreed that the Bank will not deposit any collateral. However, in this case, if a guarantee is requested by the court, the payments such as commissions expenses etc. arising from the letters of guarantee to be received are under the responsibility of the Customer.

4.4. Legal Proceeding Expenses and Attorney Fee

The Customer agrees, declares and undertakes that it is obliged to pay to the Bank in cash and all at once all the notary public and all kinds of expenses and similar expenses for the notice or documents to be sent by the Bank due to the use of loan, or any other accounts, bills, commitments, account or credit or collateral relationship; all the expenses for all kinds of lawsuits and legal proceedings, attorney’s fees, collection fees and prison construction fees,

5. OTHER PROVISIONS

5.1. Bank and Customer Secret

The Customer consents to the sharing of all kinds of customer secrets, including but not limited to the identity information, address, field of activity of the Customer that the Bank is aware of due to the services provided to it by the Bank under the provisions of the Agreement, with the Loan Guarantee Fund (KGF) in terms of the loans to be made available to the other parties of the cooperation and the Loan Guarantee Fund (KGF) guarantee/aval if the product/service requested by the Customer will be provided as a result of the cooperation with third parties. In addition, the Customer also consents to the Bank sharing the aforementioned information with public institutions and organizations.

5.2. Supply of Information and Documentation

The Customer declares that the Bank is authorized to request all kinds of documents, information, commitments and other papers from the Customer during the opening, continuation and liquidation of the loan, that it will provide all kinds of information and documents that may be requested by the Bank in relation to the companies and persons with signatures in this loan agreement and the bills to be issued within this scope within the period that the Bank will request; that the Bank is authorized to provide the information and documents to be requested to the institutions, organizations and financial institutions and official offices resident in Turkey and abroad, and that it is authorized to request and irrevocably receive information and documents from official institutions and private banks operating in Turkey such as CBRT, CMB, BDK, Land Registry Offices-Cadastre Sharing System, sworn financial advisors, TCC, Revenue Administration, Tax Offices, Stock Exchanges, Social Security Institution, Traffic Branch Offices; and that it gives its consents to these matters. However, it also accepts, declares and undertakes that the Bank will not be liable if the said documents are incorrect or inaccurate.

The Customer agrees, declares and undertakes to submit to the Bank all kinds of information and documents requested for financial analysis and intelligence work to be carried out or updated by the Bank in a timely manner.

In addition, if the customer learns that third parties directly or indirectly, alone or together with others, have acquired or intend to seize the power to direct the management and determine the policies, by owning the customer’s capital shares, contractually or by any other means, it will immediately notify such situation to the Bank; if within 30 days from the receipt of the notification, the Bank considers that it will adversely affect the Customer’s fulfillment of its obligations under the relevant loan or its financial stability; and in case the Bank requests the cancellation and/or early repayment of the loan, the Customer accepts, declares and undertakes to accept these demands and act accordingly.

5.3. Changes in the Customer’s Legal Residence, Communication Channels and Authorized Signatures

The customer and their several guarantors declare that they will use the address indicated in this agreement as their legal residence address and notifications to be made here will be deemed to have been made to them, even if they changes this residence; that there will be no right of objection regarding the notifications to be made to the first residence until they register their new residence address in the trade registry and have it notified by a notary public; they accept, declare and undertake in advance that the Bank will not have any responsibility for the damages that may arise from this and that they will not have any right of claim against the Bank until the notification is made by notary public.

In cases where communication via fax or e-mail is permitted by the Bank, the Customer shall notify in advance from which fax number/e-mail address it will send instructions, and shall take the necessary measures to transmit instructions to the Bank by fax/e-mail only by the authorities; the Customer accepts, declares and undertakes in advance that all pages of the instruction will be signed by its officials, that it will immediately send the original copy of the instruction to the Bank by registered mail for confirmation, and that in any case, it will fully comply with the provisions of the current legislation.

The Bank will fulfill the instruction given by the Customer by fax/e-mail without waiting for the written confirmation and will exercise reasonable care when comparing the signatures on the instruction. The Bank is not responsible for the consequences of signature similarities and fraud and forgery that cannot be distinguished at first glance for the failure or malfunction of the general or special means of communication to which it is connected, for the incorrect or insufficient information and instructions received by fax/e-mail, or for incorrect or changed or incomplete transmission. The Customer accepts all the consequences of sending instructions to the Bank by fax/e-mail and assumes the responsibilities arising from this; The Bank shall not be liable for any faults, damages, loss of profit, moral damages and default interest arising from the communication channels in this article. The Bank reserves the right to refuse to fulfill the instruction sent by fax/e-mail without giving any reason.

The Customer accepts, declares and undertakes that the Bank has no responsibility for any damages that may occur due to the Bank’s performance assistants, personnel and all means (PTT, DHL, TNT, Courier and Cargo) it uses and will use in the performance of its responsibilities under the provisions of this Agreement, and that it waives all kinds of claims and litigation rights in advance.

In case the customer is a legal person; which has submitted the articles of association, the certificate of authorization showing the representation and binding authorities issued by the trade registry office, and the notarized circular of signatures proving the signatures of the company officials; it accepts and declares that in case of a change in the authorities and/or powers, it is obliged to notify the Bank of new documents showing these changes in a timely manner; and that the existing documents will continue to be valid until the change is notified to the Bank by the Customer.

If the Bank accepts the use of the loan through the Customer’s attorney, the Customer accepts and declares that the power of attorney will be submitted to the Bank by him or his attorney; the transactions to be made based on this power of attorney will be binding unless the termination of the power of attorney is notified in writing by him or by the real person and his heirs in the event of his death; the Bank has no obligation to investigate whether or not it is dismissed from the power of attorney in these transactions.

The Customer agrees and declares that the Bank shall not be liable for any damages that may be incurred due to failure to notify the Bank in time of any changes in the documents specified in this article and the forged or falsified power of attorney.

5.4. Jurisdiction and Enforcement Offices

The Customer and the joint debtor and joint guarantors accept the jurisdiction of Istanbul Anatolian Courthouse Courts and Enforcement Offices in all kinds of disputes arising from this agreement. However, the Bank may apply to the judicial authorities of the place where the customer or joint guarantor resides and where the customer or joint guarantor resides, where the goods and values of the customer or joint guarantor are located, or where the branch / regional directorate where the loan is made available/transferred is located, when necessary.

5.5. Evidence Agreement

The customer and their joint debtor and several sureties; accept, declare and undertake that the books and records of the Bank, and any letter, fax and e-mail notifications they send to the Bank within the content of these records, will be conclusive evidence in accordance with Article 193 of the Code of Civil Procedure in any agreements to be concluded between them and the Bank.

5.6. Borrower Fund Agreement

The parties have mutually agreed on the following conditions within the framework of Article 60 of the Banking Law and the Circular of the Banking Regulation and Supervision Agency number 24049440.010.06.02[5/1]-1 -2015/1 of February 2, 2015. The parties accept, declare and undertake that in case of a change in the relevant legislation and a difference between the legislation and the following conditions, the provisions of the current legislation will be applied without the need for any change in the following conditions.

The parties have mutually agreed on the following conditions,

They mutually agree, declare and undertake that the balance of the Customer’s account with the Bank shall not exceed the total cash loan balance of the Customer in the Bank, in the event of a decrease in the Customer’s cash loan balance or the termination of the loan relationship, the balances exceeding the loan balance shall be liquidated in the Customer’s account and they shall immediately perform all transactions required to be performed in accordance with the provisions of this Agreement.

They agree that the cash collaterals held with the Bank to form the guarantee of the loan agreements between the Bank and the Customer are not included in the scope of the provision specified in this article (Borrower Fund Agreement) during the term of the loan in question.

In the event that the Customer requests an intermediary transaction from the Bank regarding payment, fund transfers and collection transactions, it has been mutually agreed that the money to be transferred by the Customer to the Bank for these purposes will be clearly stated to whom, when and how it will be paid together with the transaction request, the money transferred to the Bank in this way will be kept in temporary accounts with the Bank in a way that does not exceed reasonable periods in accordance with the nature of the transaction requested by the Customer and will not be subject to applications similar to term or demand deposit or borrower accounts and no interest will be applied to these funds.

5.7. Additional Loan Requirements

The parties have agreed that the loans to be extended under the Agreement may be made available within the terms and conditions stated above, and may also be subject to additional special conditions to be determined by mutual agreement. Additional terms and conditions arising from the type of loan to be used and not included in this agreement and the special conditions to be arranged for these loans will also be an integral part of this agreement.

5.8. Link to Previous Agreements

The loans granted before the entry into force of this agreement will be concluded within the framework of the agreement/contracts signed for these loans and the provisions of its annexes, which are an integral part of it, and the provisions of this agreement and its annexed Special Conditions shall be valid for the beneficiaries after the signature date of this agreement.

5.9. Using the Loan for Derivative Transactions

In the event that all or part of the loan limit determined for the Customer within the scope of this agreement is used in forward foreign exchange trading transactions, options, futures and similar derivative transactions, the Customer accepts, declares and undertakes that it shall sign all documents such as contracts, receipts etc. required for the said transactions with the Bank and that the provisions of the agreement in accordance with the essence of the transaction and collateral will be applied.

The undersigned Customer, by negotiating the Agreement, knowingly and understandingly accepts the arrangements and their consequences that may be contrary to his interests, that it has read all of the Türk Eximbank General Loan Agreement and its annexed Special Conditions and that there is no need to sign or put initials in every page; and accepts, declares and undertakes that all agreement provisions will be valid only by signing the page with the signature box.

Date of Agreement: 11.05.2021

BANK:	: TÜRKİYE İHRACAT KREDİ BANKASI A.Ş.
SIGNATURE:

CUSTOMER

NAME SURNAME / COMPANY TITLE : MNG HAVA YOLLARI VE TAŞIMACILIK A.Ş.

ADDRESS: WOW CONVENTION CENTER IDTM BAKIRKÖY 34149 İSTANBUL

TAX OFFICE/TAX ID NUMBER: 6220086293 MAJOR TAXPAYERS OFFICE

Signature: [signature and stamp]

I have read, understood and accepted.

Mehmet Nazif Günal

Board of the Directors Chairman

11.05.2021

[signature]

Upon the examination of trade registry gazette and the signature circular it has been understood that the signatories of this Agreement signed in my presence are authorized to represent and bind the company.

Authorized Signatory on behalf of Türk Eximbank:

Name and Surname :

Title :

Signature :

GUARANTOR-1

The undersigned Guarantor declares and undertakes that by negotiating the agreement, it knowingly and understandingly accepts the regulations and consequences that may be contrary to his interests, that it is under obligation as a Joint and Joint Guarantor/that its commercial decision is in this direction and that has read all of the Türk Eximbank General Loan Agreement and its annexed Special Conditions, that there is no need to sign or put initials on every page, that all agreement provisions will be valid for him only by signing the page with the signature box.

Guarantor Name-Surname/Title	:

Guarantee Type	:

Guarantee (Issuing) Date	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

INCREASE OF THE GUARANTEE LIMIT

Previous Limit*

Only**

Increased Limit*

Only**

Total Limit*

Only**

*	In this section will be written the amounts in TL or foreign currency.
**	In this section will be written the amounts.

Guarantor Name-Surname/Title	:

Limit Increase Date	:

Signature	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

GUARANTOR-2

The undersigned Guarantor declares and undertakes that by negotiating the agreement, it knowingly and understandingly accepts the regulations and consequences that may be contrary to his interests, that it is under obligation as a Joint and Joint Guarantor/that its commercial decision is in this direction and that has read all of the Türk Eximbank General Loan Agreement and its annexed Special Conditions, that there is no need to sign or put initials on every page, that all agreement provisions will be valid for him only by signing the page with the signature box.

Guarantor Name-Surname/Title	:

Guarantee Type	:

Guarantee (Issuing) Date	:

Maximum Amount and Currency Guaranteed	:

In figures:
In words:

INCREASE OF THE GUARANTEE LIMIT

Previous Limit*

Only**

Increased Limit*

Only**

Total Limit*

Only**

*	In this section will be written the amounts in TL or foreign currency.
**	In this section will be written the amounts.

Guarantor Name-Surname/Title	:

Limit Increase Date	:

Signature	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

GUARANTOR-3

The undersigned Guarantor declares and undertakes that by negotiating the agreement, it knowingly and understandingly accepts the regulations and consequences that may be contrary to his interests, that it is under obligation as a Joint and Joint Guarantor/that its commercial decision is in this direction and that has read all of the Türk Eximbank General Loan Agreement and its annexed Special Conditions, that there is no need to sign or put initials on every page, that all agreement provisions will be valid for him only by signing the page with the signature box.

Guarantor Name-Surname/Title	:

Guarantee Type	:

Guarantee (lssuing) Date	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

INCREASE OF THE GUARANTEE LIMIT

Previous Limit*

Only**

Increased Limit*

Only**

Total Limit*

Only**

*	In this section will be written the amounts in TL or foreign currency.
**	In this section will be written the amounts.

Guarantor Name-Surname/Title	:

Limit Increase Date	:

Signature	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

GUARANTOR-4

The undersigned Guarantor declares and undertakes that by negotiating the agreement, it knowingly and understandingly accepts the regulations and consequences that may be contrary to his interests, that it is under obligation as a Joint and Joint Guarantor/that its commercial decision is in this direction and that has read all of the Türk Eximbank General Loan Agreement and its annexed Special Conditions, that there is no need to sign or put initials on every page, that all agreement provisions will be valid for him only by signing the page with the signature box.

Guarantor Name-Surname/Title	:

Guarantee Type	:

Guarantee (Issuing) Date	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

INCREASE OF THE GUARANTEE LIMIT

Previous Limit*

Only**

Increased Limit*

Only**

Total Limit*

Only**

*	In this section will be written the amounts in TL or foreign currency.
**	In this section will be written the amounts.

Guarantor Name-Surname/Title	:

Limit Increase Date	:

Signature	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

GUARANTOR-5

The undersigned Guarantor declares and undertakes that by negotiating the agreement, it knowingly and understandingly accepts the regulations and consequences that may be contrary to his interests, that it is under obligation as a Joint and Joint Guarantor/that its commercial decision is in this direction and that has read all of the Türk Eximbank General Loan Agreement and its annexed Special Conditions, that there is no need to sign or put initials on every page, that all agreement provisions will be valid for him only by signing the page with the signature box.

Guarantor Name-Surname/Title	:

Guarantee Type	:

Guarantee (Issuing) Date	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

INCREASE OF THE GUARANTEE LIMIT

Previous Limit*

Only**

Increased Limit*

Only**

Total Limit*

Only**

*	In this section will be written the amounts in TL or foreign currency.
**	In this section will be written the amounts.

Guarantor Name-Surname/Title	:

Limit Increase Date	:

Signature	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

GUARANTOR-6

The undersigned Guarantor declares and undertakes that by negotiating the agreement, it knowingly and understandingly accepts the regulations and consequences that may be contrary to his interests, that it is under obligation as a Joint and Joint Guarantor/that its commercial decision is in this direction and that has read all of the Türk Eximbank General Loan Agreement and its annexed Special Conditions, that there is no need to sign or put initials on every page, that all agreement provisions will be valid for him only by signing the page with the signature box.

Guarantor Name-Surname/Title	:

Guarantee Type	:

Guarantee (Issuing) Date	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

INCREASE OF THE GUARANTEE LIMIT

Previous Limit*

Only**

Increased Limit*

Only**

Total Limit*

Only**

*	In this section will be written the amounts in TL or foreign currency.
**	In this section will be written the amounts.

Guarantor Name-Surname/Title	:

Limit Increase Date	:

Signature	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

GUARANTOR-7

The undersigned Guarantor declares and undertakes that by negotiating the agreement, it knowingly and understandingly accepts the regulations and consequences that may be contrary to his interests, that it is under obligation as a Joint and Joint Guarantor/that its commercial decision is in this direction and that has read all of the Türk Eximbank General Loan Agreement and its annexed Special Conditions, that there is no need to sign or put initials on every page, that all agreement provisions will be valid for him only by signing the page with the signature box.

Guarantor Name-Surname/Title	:

Guarantee Type	:

Guarantee (Issuing) Date	:

Maximum Amount and Currency Guaranteed	:

In figures:
In words:

INCREASE OF THE GUARANTEE LIMIT

Previous Limit*

Only**

Increased Limit*

Only**

Total Limit*

Only**

*	In this section will be written the amounts in TL or foreign currency.
**	In this section will be written the amounts.

Guarantor Name-Surname/Title	:

Limit Increase Date	:

Signature	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

GUARANTOR-8

The undersigned Guarantor declares and undertakes that by negotiating the agreement, it knowingly and understandingly accepts the regulations and consequences that may be contrary to his interests, that it is under obligation as a Joint and Joint Guarantor/that its commercial decision is in this direction and that has read all of the Türk Eximbank General Loan Agreement and its annexed Special Conditions, that there is no need to sign or put initials on every page, that all agreement provisions will be valid for him only by signing the page with the signature box.

Guarantor Name-Surname/Title	:

Guarantee Type	:

Guarantee (Issuing) Date	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

INCREASE OF THE GUARANTEE LIMIT

Previous Limit*

Only**

Increased Limit*

Only**

Total Limit*

Only**

*	In this section will be written the amounts in TL or foreign currency.
**	In this section will be written the amounts.

Guarantor Name-Surname/Title	:

Limit Increase Date	:

Signature	:

Maximum Amount and Currency Guaranteed:

In figures:
In words:

INCREASE OF THE LOAN LIMIT UNDER THE GENERAL LOAN AGREEMENT

                                                             /         /                  This Annex on increasing the limit is an integral part of the Türk Eximbank General Loan Agreement dated                      and the Special Conditions attached to it, and as consequences, its total limit has been increased by the amount specified below. Other provisions of the agreement and all obligations arising from the agreement will continue to be valid for the increased amount as well.

Date:                 /         /

Previous Limit*

Only**

Increased Limit*

Only**

Total Limit*

Only**

*	In this section will be written the amounts in TL or foreign currency.
**	In this section will be written the amounts.

CUSTOMER	:

NAME SURNAME / COMPANY TITLE	:

ADDRESS	:

TAX OFFICE/TAX ID NO	:

SIGNATURE	:

. TÜRKİY İHRACAT KREDİ BANKASI A. (TÜRK EXIMBANK) Saray Mahallesi, Ahmet Tevfik ileri Caddesi, No: 19 34768, Ümraniye - ISTANBUL Trade Registry Office; Istanbul, Trade Registry No. 845859

Genel Kredi Sözleşmesi

TÜRKİYE İHRACAT KREDİ BANKASİ A.Ş.

(TÜRK EXIMBANK)

GENEL KREDİ SÖZLEŞMESİ

(Versiyon: 00/2017)

Tarih	: ............................
No	: ............................

1. GENEL HÜKÜMLER

1.1. Taraflar ve Kredi Limiti

Bir tarafta aşağıda (Banka) olarak anılacak TÜRKİYE İHRACAT KREDİ BANKASI A.Ş. (Türk Eximbank), diger tarafta yine aşagida (Müşteri) olarak , anılacak olan                                                                                                                                                            adresinde mukimişbu genel kredi sözleşmesi (Sözleşme) hükümlerine tabi olmak üzere aşağıda yazılı ve taraflarca kabul edilen şartlar daireşinde                                  (yalniz                                     TL/USD/EUR/GBP/JPY) limitli kredi açılması için anlaşmaya varmışlardır.

Sözleşme kapsamında Banka ile Müşteri ayrı ayrı “Taraf’, birlikte “Taraflar” olarak anılacaktır.

Müşteri, Banka tarafından ku’landırılacak kredi/kredilerin işbu sözleşme hükümlerine göre açılmış bulunan kredi hesaplarından kullandırılacağinı ve işbu sözleşme hükümlerinin kullandırılacak tüm krediler için kayıtsız, şartsız ve aynen geçerli olduğunu kabul, beyan ve taahhüt eder.

1.2. Tanımlar

Krediye, bu sözleşme hükümleri, bu sözleşmede hüküm bulunmaması halinde Banka tarafından düzenlenmiş ve düzenlenecek yönetınelik ve diğer iç düzenlemeler, bu düzenlemelerde de hüküm bulunmaması halinde Banka işlemleriyle ilgili mevzuattaki tamaınlayıeı hükümler ve kalkınma ve yatırım bankacılığı alanındaki teamüller ile diğer bankacılık usul ve teamülleri uygulanır.

Bu sözleşmede geçen ve özellik arz eden kelimelerden bazıları aşağıda açıklanmıştır.

BDDK                 :  Bankacılık Düzenleme ve Denetleme Kurumu’nu ifade eder.

BSMV                 :  6802 sayılı Gider Vergileri Kanunu’nda tanımlanan Bankacılık ve Sigorta Muameleleri Vergisi veya bunun yerine geçebilecek vergileri ifade eder.

İş Günü               :  Kredinin kullandırıldiğı para cinsinden işlem yapılan piyasaların ve Türkiye’deki bankaların açık olduğu günü ifade eder.

Kredi                   :  Bu sozle.şıneye istinaden, Müşteriye TL veya döviz alarak kullandırılan nakdi ve gayrinakdi (kefalet ve garanti gibi) kredileri ifade eder.

Kredi Hesabı      :  Türk Lirası (TL) veya yabancı para üzerinden açılan, Banka’nın alacaklı, Müşterinin borçlu olduğu her türlü borçlu hesapIr.rı ifade eder. Bu hesapların borç kayıtları Banka’nın Müşteriye kullandırdığı kredidir. Gayrinakdi kredilerde ise Banka’nın Müşteri için üstlendiği risk, Müşteriye açılan gayrinakdi kredidir.

SPK	: Sermaye Piyasası Kurumu’nu ifade eder.

TBK	: Türk Borçlar Kanunu’nu ifade eder.
TCK	: Türk Ceza Kanunu’nu ifade eder.
TCMB	: Türkiye Cumhuriyet Merkez Bankası’m ifade eder.
TPKK	: Türk Paras’ Kıymetini Koruma’yı ifade eder.
TTK	: Türk Ticaret Kanunu’nu ifade eder.

1.3. Kredi Türleri

Sözleşme uyarınca Banka, Müşteri lehine açtığı yukarıda belirtilen limiti;

•	TL veya diğer herhangi bir para biriminden,

•	Kefalet veya diğer herhangi bir teminat karşılığı,

•	Nakdi veya gayrinakii (teminat mektubu, akreditif, aval, teyit ve sair),

•	Kısa, orta veya uzun ,adeli,

•	Mevcut kredilerin yeniden yapılandırılması amacıyla kullanchra.bilecektir.

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1.4. Kredinin Kulland imasında Banka’nın Yetkileri

Banka işbu Sözleşme çerçevesinde kullandırılan krediye ilişkin olarak Müşteri’nin ilgili mevznat hükümlerine göre gerekli işlemleri yerine getirmiş olup olmadığım ve kredinin amacma uygun yerlerde kullanlip kullanılmadığını izleme ve denetleme yetkisine sahip olup, kredinin tahsis amacına uygun kullanılmadığının tespit halinde krediyi geri çağırabilir.

Banka krediyi herhangi bir şubesinden/bölge müdürlüğünden kullandırabilecektir, İlgili şubenin/bölge müdürlüğünün kapanması veya Banka’nın lüzum görmesi halinde, Banka kullandırılan krediyi diğer bir şubeye/bölge müdürlüğüne nakletmeye yetkilidir. Müşteri tarafından şube/bölge müdürlüğü değişikliği talep edilmesi ve Banka’ca bu talebin kabul edilmesi halinde söz konusu değişiklik sebebiyle doğacak her türlü vergi ve masraflar Müşteri’ye ait olacaktır.

Banka ayrıca, bakiyesi sıfıra inmiş kredilerin yeniden kullandırılmasına ve açılmış kredileri dilerse kapatarak veya kapatinadan dilediği limitlerle ve Müşteri ile mutabık kalınan her türde yeni krediler suretiyle kullandırmaya yetkilidir.

Banka, her bir münferit kredi kullandırunınaiişlemine ilişkin Müşteri hesabına geçilerek kullanılan kredi anapara ve faiz/kar payı/komisyon tutarlannı, gider vergileri ve sair resim, harç ve fonlar ile birlikte Müşteri’nin kredi hesabına borç kaydedebilecektir. Müşteri, kredi hesabına kaydedilen krediyi kullanmakta krediye dair bu şartları da kabul etmiş sayılır.

1.5. Kredi Limiti iptali, Azaltılması ve Artırılması

Müşteri, Banka’dan mevcut kredi limitinin artırılmasını talep edebilir. Banka, Müşteri’nin limit artırım talebini değerlendirerek uygun bulması halinde limiti artırabilecektir.

Banka, Müşten’ye tahsis edilmiş kredi limitini, değerlendirme tarihi itibarıyla Müşteri’nin mevcut veya Banka’ya beyan ettiği mali yapısı ve Banka tarafından dikkate alınan diğer koşullara göre belirlemiş olup, anılan yapı ve koşulların değişmesine parrılel olarak, söz konusu limiti tamamen veya kısmen kullandırmaya, azaltmaya, dondurmaya veya iptal etmeye yetkilidir. Limitin azaltılması ve iptali işlemi, işlemin yapıldığı andan itibaren geçerli olup, Banka, bu gibi hallerde Müşteri’yi yazılı olarak bilgilendirecektir.

1.6. Kredi Para Birimi

Banka, Müşteri’ye tahsis edilen kredi limiti kapsamında bir veya birden fazla TL ve/veya döviz kredisi kullandırabilecektir.

Müşteri, Banka’nın kredi para birimini talep edilenden başkaca bir para birimine dönüştürebileceğini, kredinin talep edilenden farklı bir yabancı para birimi üzerinden kullandınlması halinde, bu hususta teminat teşkil etmek üzere, Sözleşme konusu teminatlar üzerinde Banka’nın talebi doğrultusunda gerekli işlemleri gerçekleştirrneyi kabul, beyan ve taahhüt eder.

Müşteri, bu Sözleşme’de belirlenen limit kapsamında kullandınlacak döviz kredilerinin, Banka’ya bildirdiği hesabına mevzuat hükümlerine göre döviz olarak veya işlem günü ilgili döviz cinsi için Banka tarafından belirlenen kur üzerinden TL olarak aktarılacağını kabul eder.

Müşteri, işbu sözleşmede belirtilen limit tutan ve limit kapsamında yapılacak kullandırunlann USD olarak takip edileceğini, farklı döviz cinsleri üzerinden kredi kullandırdması halinde TCMB güncel çapraz kurunun, TL olarak kredi kullandırdması halinde ise Banka’nın güncel döviz alış kura üzerinden hesaplanacak USD karşılığının esas alınacağını kabul eder.

Taraflar, Müşteri’nin talebi üzerine kredinin farklı bir para biriminden kullandınimasına bağlı olarak lirnitin aşılması halinde, müşterinin limiti aşan kısım için de işbu Sözleşme’nin tüm hükümlerinden sorumlu olacağı hususunda anlaşmışlardır.

1.7. Kredi Kullandırım Koşulları

Banka, Müşteri’nin kullanacağı her bir kredinin kullandının koşullarım ayrı ayrı saptamaya yetkilidir.

Banka, kredi başvurusunun incelenmesini takiben uygun bulunan ve teminatı tesis edilen kredinin hangi gün valörü ile hangi koşullarda kullandınlacagına kredi kullandırım onayının ardından Müşteri’ye bildirir.

Tahsis edilen kredi, kredi konusu faaliyetin özellikleri dikkate alınarak dilimler halinde de kullandınlabilir.

Kredi vadesinin başlangıcı, kredi tutarının Müşteri’nin hesabına alacak kaydedildiği tarih olarak kabul edilir. Dilimler halinde kullandırılan kredilerde ise vade başlangıcı olarak, ilk kullandırılan dilimin Müşteri hesabına alacak kaydedildiği tarih esas alınır.

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Kullandırılan kredilerde, kredinin her türlü geri ödeme vadesi ile nihai vadesinin hafta sonu veya resmibir tatile (takvim yılı itibariyle yasal olarak belirtilen yarım iş günleri dahil) rastlarnası halinde, Banka takip eden ilk is gününü kredinin geri ödeme ve nihai vadesi olarak belirleyebilir.

Müşteri, gerek döviz kredi kullandırım ve geri ödeme işlemlerine aracı olacak muhabir bankanın seçiminde, gerekse paranın her ne sebeple olursa olsun Banka’ya gönderilmemesi ve Banka tarafından tahsil edilmemesi hallerinde, Banka’nın hiçbir sorumluluğu bulunmayacağını kabul eder.

Kredi ilişkisinden kaynaklansın veya kaynaklanmasın, Müşteri’nin Banka’ya Türk Eximbank Ihracat Kredi Sigortası’ndan kaynaklanan yükümlülükleri de dahil olmak üzere herhangi bir borcunun bulunması halinde, söz konusu borç tutarı Banka tarafından Müşteri’ye yapılacak ödemelerden mahsup edilecektir.

1.8. Kredi Faizi/Kar Payı ve Komisyonu

Nakdi ve gayrinakdi kredilere uygulanacak faiz/kar payı/komisyon oranlari, kredinin kullandırım tarihinde geçerli olan ve ödeme planlarında belirtilen oranlar olup, ödeme planlarında faiz/kar payı/komisyon oranlarına yer verilmediği durumlarda ise kredi kullandırım tarihinde Banka’nın belirleyeceği ve duyuracağı oranlardır.

Kanuni smırlarnalara uygun olarak, bu sözleşme uyarınca açılan kredi hesaplarına kredi ve işlemin türüne göre basit veya bileşik faiz yürütülebilir, Müşteri, uygulanacak faiz/kar payı ve komisyon ile gider vergileri ve sair resim, harç ve fonları, bu sözleşme ile eklerinde aksi belirtilmedikçe ödeme planında belirtilen tarihlerde Banka’ya derhal ödemekle yükümlüdür.

İlk taksit dönemini izleyen dönemlerde, kredi faiz/kar payı/komisyon tutarı ilgili tarihlerdeki kredi risk bakiyeleri üzerinden hesaplanacak ve Banka tarafından Müşteri’ye bildirilecektir.

Banka, önceden bildirimde bulunmak suretiyle yukarıda sayılan hususlarda değişiklik yapabilir. Yapılan değişiklikler Banka tarafından Müşteri’ye yapılacak bildirimde belirtilecek tarihten itibaren geçerli olacaktır. Fon kesintisi, vergi ve sair resim, harç ve diğer eklentiler hakkındaki değişiklikler ile ilgili olarak ise Müşteri bilgilendirilecektir.

Müşteri, Banka aracılığıyla TCMB veya diğer yerli/yabancı kuruluşların kaynaklarından bu Sözleşme kapsamında kullandığı kredilerde, TCMB’nin veya diğer yetkili mercilerin bu kredilerin faiz/kar payı/komisyon oranı ile tahakkuk devreleri için alacakları yeni kararların da mevcut ve yeni kullanılacak kredilere yürürlük tarihinden itibaren uygulanacağını kabul eder.

Faiz/kar payı veya komisyon oranının, USD LIBOR/EURIBOR/GBP LIBOR/TIBOR/TRLIBOR vb. gibi, belirli bir döviz cinsi için bankalararası para piyasasında oluşan borçlanma oranına belirli bir rnarjın eklenmesi suretiyle belirlendiği durumlarda faiz/kar payı ve komisyon tutarının hesaplanmasında esas alınacak;

USD LIBOR/ GBP LIBOR, kredinin kullandırıldığı valör gününe ait (kredinin dilimler halinde kullandırılması halinde her dilimin kullandırıldığı valör gününe ait) Intercontinental Exchange (ICE) tarafından her gün saat 11:00 (1 ondra saati ile) itibarıyla belirlenen ve www.theice.com internet sitesinde ya da Bloomberg/Reuters ve benzeri veri dağıtım platformlarmin ilgili sayfalarinda yayımlanan ICE USD LIBOR/ ICE GBP LIBOR bankalararası USD/Sterlin gösterge faiz oranı,

EURIBOR; kredinin kullandırılıhgı valör gününe ait (kredinin dilimler halinde kullandırılması halinde her dilimin kullandırıldığı valör gününe ait) European Money Markets Institute (EMMI) tarafından her gün saat 11:00 (Brüksel saati ile) itibarıyla belirlenen ve www.emmi-benchnıarks.eu internet sitesinde ya da Bloomberg/Reuters ve benzeri veri dağıtım platformlannın ilgili sayfalarında yayımlanan EMMI EURIBOR bankalararası Euro gösterge faiz oranı,

TIBOR; kredinin kullandırıld:ğı valör gününe ait (kredinin dilimler halinde kullandınlması halinde her dilimin kullandırıldığı valör gününe ait) Japanese Bankers Association (JBA) tarafından her gün saat 11:00 (Tokyo saati ile) itibarıyla belir’ enen ve www.ibatibor.or.jp internet sitesinde ya da Bloomberg/Reuters ve benzeri veri dağıtım platformlarının ilgili sayfalannda yayımlanan JBA EUROYEN TIBOR bankalararası Yen gösterge faz oranı; TCMB kaynağından kullandınlan kredilerde TIBOR; kredinin kullandırıldığı valör gününe ait kredinin dilimler halinde kullandınlması halinde her dilimin kullandırıldığı valör gününe ait) Intercontinental Exhange (ICE) tarafından her gün saat 11:00 (Londra saati ile) itibarıyla belirlenen ve www.theice.com internet sitesinde ya da Bloomberg/Reuters ve benzeri veri dağıtım platforrnlannın ilgili sayfalarında yayımlanan ICE JPY LIBOR bankalararası Japon Yen’i gösterge faiz oranı,

TRLIBOR; kredinin kullandırılıhğı valör gününe ait (kredinin dilimler halinde kullandınlması halinde her dilimin kullandırıldığı valör gününe ait) Türkiye Bankalar Birliği (TBB) tarafından her gün saat 11:15 (Istanbul saati ile) itibarıyla belirlenen ve www.trlibor.org internet sitesirde ya da Bloomberg/Reuters ve benzeri veri dağıtım platformlariın ilgili sayfalannda yayımlanan TBB TRLIBOR bankalararasi TL gösterge faiz oranidır.

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Kullandınrn veya geri ödeme tarihinin yurt dışında tatil olası günlere denk gelmesi durumunda, krediye uygulanacak faiz/kar payı/komisyon oranının hesaplarunasında bir önceki iş günü valörüne ait USD LIBOR/EURIBOR/GBP LIBOR/TIBOR ve benzeri oranlar kullanılır.

TCMB kaynagından kullandırılan kredilerde, kredilendirme işleminin yapıldığı tarihte yurt dışı piyasalann tatil olması durumunda bu tarihten 2 gün önce, tatilin iki günden uzun olduğu durumlarda en son ilan edilen faiz oranları esas alınır.

Kredinin faiz/kar payı/komisyon oranı hesaplanırken kullanılacak USD LIBOR/EURIBOR/GBP LIBOR/TIBOR ve benzeri oranlann negatif olması halinde bu değerler, sıfır (0) olarak alınır.

Herhangi bir nedenle USD LIBOR/EURIBOR/GBP LIBOR/TIBOR/TRLIBOR ve benzeri oranların belirlenmesi için; verilerin yayınlandığı internet sitelerine ya da Bloomberg/Reuters ve benzeri veri dağıtım platformlannın ilgili sayfalarına ulaşılaınaması, verilerin yayınlandığı sayfalarda ilgili oranın bulunmaması veya yalnızca tek bir banka tarafından oran sunulması veya bu sayılan ve benzeri nedenlerle ilgili faiz/kar payı/komisyon ödeme dönemi için uygulanacak olan USD LIBOR/EURIBOR/TRIBOR/GBP LIBOR/TRLIBOR ve benzeri oranların belirlenememesi halinde; Banka tarafından tespit edilecek 2 (iki) referans bankasının, ilgili bankalararası piyasada faiz/kar payı/komisyon belirleme tarihinde aynı para birirninden benzer kredi tutarı ve faiz ödeme dönemi için belirledikleri faiz oranlarının aritmetik ortalaması (bulunacak ortalama rakam bir üst ondahle haneye tamamlanacaktır) kullanılır. Referans bankalannın Oran kote etmemeleri durumunda ise faiz/kar payı/komisyon oranı Banka tarafından belirlenir.

Faiz/kar payı ve komisyon tutarlannın hesaplanmasında sabit tam bölende yıl 360 gün olarak esas alınır.

Aksi mevzuatta düzenlenmedikçe, faiz/kar payı/komisyon tahsilat dönemlerinde tahakkuk edecek tutar üzerinden BSMV ve ilgili resim, harç ve fonlar tahsil edilecektir.

1.9. Komisyon, Vergi ve Masraflar

Müşteri, Banka’nın bu sözleşme uyarınca açtığı ve açacağı her türlü kredi hesabı ve aldığı teminatlar ile ilgili olarak Banka’nın belirlediği/belirleyecegi veya TCMB ile Maliye Bakanlığı başta olmak üzere yetkili merciler tarafından saptanan veya ileride saptanacak olan oranları geçmemek üzere, her nevi komisyon, masraf, ücret, resim, harç, fon ve BSMV, Kaynak Kullanımını Destekleme Fonu (KICDF) gibi yasal ve Banka düzenlemelerine veya teamüllerine göre talep edilebilecek her türlü ücret, masraf, vergi ve sair giderleri, bunların gider vergilerini ve bilcümle ferilerini Banka’ya derhal ödernekle yükümlüdür.

Banka, münferit her bir işleme ait komisyon, masraf oran ve tutarlannı, her türlü vergi ve sair resim, harç ve fonlar’ ile birlikte Müşteri’nin kredi hesabına borç yazabilir/ herhangi bir gerekçeyle Müşteri’ye ait Banka nezdinde bulunan tutarlardan mahsup etmek suretiyle veya Banka’nın uygun gördüğü diğer bir şekilde tahsil edebilir.

Banka, Sözleşme kapsamında müşterilerine sunduğu işlemler ve hiauetlere ilişkin olarak uygulamakta olduğu yukarıda belirtilen genel komisyon ve masraf oranlannı, yetkili merciler tarafından saptanan veya ileride saptanacak olan yahut böyle bir saptama ‘yapılmaması halinde, benzer krediler ve hesaplar için cari olan en yüksek oranları geçmemek üzere, ilan etmek sureti ile kendi belirleyecegi oran ve miktarda artırmaya yetkilidir.

Banka tarafından yapılan istihbarat, inceleme ve benzeri işlemlerin ücreti ile teminatlarla ilgili ekspertiz, değerlendirme, tesis, tescil, terkin, muhafaza, fek ve bunlarla sınırlı olmaksızın her türlü işlemden doğan ödemeler ve bu işlemler için avukatlara veya anlaşmalı şirketlere ödenecek ücretler de dahil tüm masraflar, vergi, resim, harç, fon, tarh edilebilecek cezalar, sigorta prim, noter ve sair masraflar, bunlarda meydana gelebilecek değişikliklerin tamamı ve Bankanın finanse edilen proje kapsamında gerçekleştirilecek her türlü işlemin yerinde kontrolü, hazırlanmış fizibilitesinin değerlendirilmesi ve düzenlenecek harcarnıı belgeleri de dahil olmak üzere kayıt ve belgelerin incelenmesi amacıyla bağımsız müşavirlik firmasına yapılacak her türlü ödeme Müşteri tarafından karşılanacaktır. Söz konusu masrafların Müşteri tarafından saresinde ödenmemesi veya geciktirilmesi halinde Banka ilgili kişi ve kurumlara bahse lıonu ödemeleri cezai tutarlar’ ile birlikte olmak üzere gerçekleştirebilecek, ilgili ödeme tutarım Müşteri hesabdıa borç kaydedilebilecek ve her halde bu ı, ergi, harç, masraflar ve cezai tutarları Müşteri’nin Banka nezdindeki hak ve alacaklarından takas, mahsup ve tahsil edebilecektir.

Banka, Müşteri’nin kendisine tahsis edilen krediyi kullamnaktan tek taraflı iradesi ile vazgeçmesi veya kendisinden kaynaklanan sebeplerle taahhüt ettiği kredi koşullarını yerine getirememesi, TCMB veya diğer yurt içi/dışı kaynaklardan kullandığı kredilerde; TCMB veya diğer kuruluşların onayını aldığı halde kullanmadığı veya yine bu kuruluşlarca onaylandıktan sonra şekil şartlarının yerine getirilmemesi nedeniyle Banka tarafından kredinin iptal edilmesi hallerinde, Banka’nın kullandınma ayrılan kredinin hiç ya da süresinde, tamamen veya kısmen

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kullanılmamasından uğradıği/uğrayacağı maliyet ve getiri zararlari, iptal edilen tutar için ilgili kuruluşlar tarafindan talep edilecek komisyon, masraf ve benzeri tutarlar ile bu tutarlar üzerinden hesaplanacak BSMV ve diğer vergi ve sair resim, harç ve fonlar ile bu krediye ilişkin, emek, dosyalarna, ekspertiz, ipotek, taşinir rehni tesisi de dahil tüm masraflari ve benzeri rnaliyetlerine karşilik olmak üzere söz konusu zararlarin giderilmesini teminen, Müşteri den daha önce belirleyeceği ve ileteceği tutarda ceza şartını ve avukatlara veya anlaşmali şirketlere ödenen ücretler de dahil varsa diğer tüm masraflarini nakden ve defaten ödemesini isteyebilir. Bu durumda Müşteri talep edilen ödemeyi derhal gerçekleştirecektir.

Banka’nin, Sözleşme ile Müştarf nin yükümlendiği gider vergisi ve diğer vergi ve sair resim, harç ve fonlan vergi dairesine yatirmadan veya sonraki aşarnalarda Müşteri’den talebe veya Müşteri’ye ödenecek her türlü tutardan mahsup etmeye hakkı vardir. Banka, bu vergi, resim, harç ve fonlan ilgili mercilere ödemek zorunda kaldıği takdirde Müşteri bu tutarlar’ Banka’ya derhal ödemeyi, temerrüt halinde ise borcuna Sözle ane’de belirtilen oranda ve şekilde temerrüt faizinin uygulanmasini kabul, beyan ve taahhüt eder.

Müşteri, Banka’ya tevdi etti, senetlerin, Banka’nın şubesi bulunmayan yerlerdeki bankalara tahsili için gönderilmesi durumunda, aracı bankaya ödenecek komisyon, masraf ve gider vergisi ile diğer vergi ve sair resim, harç ve fonlann da kendisi tarafından karşılanacağını kabul, beyan ve taahhüt eder.

Sözleşme’nin teminati olarak alinan ticari senetier, hisse senetleri ve tahvillerin komisyonlari; nominal değerlerinden yüksek olmasi kaydiyla piyasa değerleri üzerinden, aksi takdirde veya piyasa değerinin belirlenememesi halinde nominal değerleri üzerinden, diğer taşınir veya taşinmaz mal niteliğindeki terninatlann komisyonlari, muhafaza ve sair ücrereri ekapertiz değerleri üzerinden veya mevzuata ve bankacilik teannillerine göre belirlenerek, gider vergileri ve diğer vergi, resim, harç ve fonlan ile birlikte, Banka tarafindan Müşterinin kredi hesabina borç yazihr/Müşteri’ye ait herhangi bir gerekçeyle varsa Banka nezdinde bulunan alacağindan mahsup etmek suretiyle veya Banka’nin uygun gördüğü diğer bir şekilde tahsil edilir.

Müşteri’ye kullandinlacak kiedinin Banka tarafindan yurt içinde veya yurt dişında yerleşik farkli kredi kuruluşlarindan temhi edilmesi, yart içinde veya dişında bir kredi veya kredi garanti kuruluşunun garantisi/kefaleti/finansmani ile kullandırılmasi halinde, Müşteri, Banka’nin söz konusu kredi kurumlari ile akdettiği kredi sözleşmeleri çerçevesinde komisyon, masraf ve sair adi altinda ödemekle yükümlü olduğu tutarlar’, Banka’ya talebi üzerine ödemekle yükümlüdür.

Müşteri, bu maddede düzenlenen tutarlari vade gününde ödemediği takdirde, bu borcuna, ödeninceye kadar geçecek günler için Banka tarafindan, Sözleşıne’de yazılı oranda temerrüt faizi ve gider vergisi tahakkuk ettirileceğini kabul, beyan ve taahhüt eder.

1.10. Gayrinakdi Krediler Aplın:Ist ve Kullandmimast (Teminat Mektubu ve Kontr-Garantiler)

Banka; Müşteri lehine yurt içinde ve yurt dışinda çeşitli makam ve kuruluşlara hitaben döviz veya TL cinsinde garanti vermek (teminat mektubu, kontragaranti, diğer tüm garantiler, kefaletler, aval ve kabuller) şeklinde gayrinakdi kredi kullanchrabilir.

Banka tarafindan verilecek guanti, Banka’da Müşteri adina açilacak olan kredi hesabina/hesaplarina borç yazilacak ve bunlardan iptal edilmek üzere Banka’ya geri verilenler, ibra edilenler ve vadesi dolanlar ise ayni hesapların alacağina yazilacaktir.

Müşteri, gayrinakdi kredi tale:ini, Banka tarafindan garanti altina alinacak riske bağli olarak talep edilecek tüm bilgi ve belgeleri içerecek şekilde, “azdi olarak Banka’ya ileteceğini; Banka’nin uygun göreceği şartlarla geçici, avans, kat’ i, özel veya resmi formlarda hazirlayacaği garantiyi, teslim belgesi mukabili Müşteri’ye teslim edeceğini, Müşteri’nin garantiden doğan sorumluluğunun talep tarihinden itibaren başlayacağıni ve garantinin muhataba teslim etmenin yüktim ve sorumluluğunun milnhasiran kendisine ait olacağını, garanti vadeli olsa ve vadesi geçmiş bulunsa dahi Banka’ya fiilen teslim etmedikçe itiküm ve sorumluluğunun devam edeceğini kabul, beyan ve taahhüt eder.

Banka tarafindan verilen garanti kapsaminda, muhatabinin Bankayi yazili olarak ibre etmesi durumunda, geçici teminat mektubu verilmiş ise ihalenin kaaanilmamasi durumunda ve her hffltikarda garantinin vadesi sonunda Banka’nin sorumluluğu sona erer.

Geçici, kesin ve avans teminadan şeklinde düzenlenebilecek TL veya döviz cinsinden garantileri Banka kendisi verebileceği gibi, Müşteri’nin kendisine olan tüm sorumlulukları devam etmek üzere başka bankalara da verdirebilir.

Banka, garanti metninde açikça belirtmek suretiyle vereceği garantinin üçüncü kişilere transfer edilmesini kabul edebilir. Banka tarafindan verilen garantinin bu yetki çerçevesinde devri halinde, Müşterfnin işbu Sözleşme’den doğan tüm sorumluluklari aynen devam edecek olup, yeni muhatap/muhataplar söz konusu garantiye konu tutari Banka’dan talep etmeye yefeili olacaklardir. Bu durumda Banka muhatabm ilk talebinde derhal ödemeye yetkilidir.

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Bankanın Müşteri lehine muhataplara verdiği garantilerde meblağın döviz olarak ifade edilmesi halinde, bunların verildikieri tarih ile tazmin edildikleri tarih arasındaki kur artışlarından doğan kur riskini yüklengigini, bu meblagı Türk Kambiyo Mevzuatı usul ve esasları çerçevesinde tazmin talebinin yerine getirildiği ödeme tarihinde geçerli olan bankanın tahsilat kuru üzerinden ödeyeceğini ve keza garanti üzerinde yazılmış olması durumunda tazınin talep tarihi ile ödeme tarihi arasında geçen günlere ait temerrüt faizini de ödeyeceğini, ilaveten garanti meblağlarının ödenmesi gereken tarih ile muhataplara fiilen ödemenin yapıldığı tarihin gecikmesi veya sair nedenlerle bankanın ödemek zorunda kalacağı tüm temerrüt faizlerinı, yurt dışı muhataplara verdiği garantilerin tazmin edilmesi durumunda iki yabancı paranın değiştirilmesinin gerekmesi halinde, bundan doğabilecek kur zararlarını ve doğabilecek her türlü vergi ve fonu ödeyeceğini Müşteri peşinen kabul, beyan ve taahhüt eder.

Muhatabın yazılı tazmin talebini garantiyi veren Banka’nın Genel Müdürlüğü dışında herhangi bir birimine yapması durumunda, Banka tazmin talebinin usulüne uygun ve vadeli olanlarda vade içinde yapıldığını kabul etmeye yetkili olup, ödemede bulunması halinde, Müşteri’nin Banka’ya karşı işbu Sözleşme gereğince yüklendiği yükümlülüğü ortadan kalkmaz.

Garantinin kısmi tazmini halinde ise tazmin edilen kısmına ilişkin Banka’nın sorumluluğu sona erer. Taahhüt işleri için verilecek avans teminat mektubu kısmi düştunleri, sözleşme konusu işin yerine getirilmesine bağlı olarak, Müşteri’nin ilgili hakedişleri Banka’ya ibraz etmesi ve muhatabın iade edilecek tutarı Banka’ya yazılı olarak bildirmesini takiben yapılır.

Müşteri garantinin dönem bifiminden önce iadesi, iptali, kısmen tazı aini veya başka bir gerekçe ile ilgili komisyon dönemine ait Banka veya muhabirlerince tahakkuk ettirilen komisyon ve her türlü vergi ve sair resim, harç ve fonların geri verilmeyeceğini kabul, beyan ve taahhüt eder.

Müşteri, Banka’nın lehine vereceği garantilerin tazmini talep edildiğinde, tutannın muhataba ödenmemesi, geç ödenmesi veya tedbir kararı nedeniyle ödemenin gecikmesi halinde, Banka’nın her ne nam altında olursa olsun muhataba yapmak zorunda kalacağı ödernelerden dolayı Banka’nın sorumlu olmayacağını ve tüm meblağları işbu sözleşmede belirtilen kredi limiti ile bağlı kalmaksızın Banka’nın talebi üzerine derhal ödeyeceğini, muhatabin tazmin talebinde sebep gösterrneksizin sadece garanti edilen toplam veya kısmi tutam tazmin edilmesini istemesi halinde, Banka’nın bu talebi yeterli görmeye ve yukarıdaki şartlar dahilinde ödeme yapmaya yetkili olduğunu kabul ve beyan eder.

Müşteri proje konusu işin gelişimine ilişkin, Banka’ya düzenli olarak bilgi ve belge vermekle yükümlüdür. Ayrıca, Banka’nın söz konusu iş ile ilgili diğer bilgi ve belgeleri gerek müteahhit firmadan, gerekse kendisine muhatap kontrgaranti düzenleyen Türk bankalarırıdan isteme hakkı saklıdır. Müşteri işveren ile aralarında ortaya çıkan her türlü uyuşmazlığı derhal Banka’ya bildirmekle yükümlüdür.

Müşteri;

a)	Söz konusu verilen garantiden doğabilecek bütün sonuçlardan dolayı Banka’ya karşı sorumlu ve borçlu olduğunu,

b)

Banka’nın garanti ettiği paranın nakden ve tamamen kendisine depo edilmesini, mevcut teminata ek olmak üzere yeniden ayni ve şahsi teminat gösterilmesini her an kendisinden istemeye yetkili olduğunu, bu isteği derhal yerine getirmeyi, Banka’nın bunların yerine getirilmesini sağlamak üzere cebri icraya, mahkemelere ve diğer bütün kanun yollarına başvurmakta serbest olduğunu,

c)

Banka’nın vereceği her türlü garantinin muhataplaın tarafından yapılacak ilk yazılı talep üzerine, gecikmeksizin, protesto keşidesine, hüküm istihsaline, durumu kendisine ihbar etmek ve onayını almak ve kanun yollarma başvurmak zorunda olmaksızın ve verilen garanti kapsamındaki şartın gerçekleşip gerçekleşmediğine, bornun doğup doğmadığına, garanti tutarının niçin ve hangi nedenle ve hangi borç için istenildiği hususlarina bakılmaksızın ve garanti lehdarları ile muhatapları arasındaki sözleşmenin hükümleri ve uygulamasıyla bağlı olmaksızın, taahhüdün yerine getirilip getirihnernesine, taahhüdün yerine getirilmemesindeki mücbir sebep, kusursuzluk, beklenmedik ya da olağanüstü durum iddialarına, vadenin gelip gelmediğine ve muhatap ile Müşteri arasındaki ve/veya diğer lehdarlarla aralarındaki sözleşmenin feshedilip feshedihnediğine bakılmaksızın Banka’nın ödemeye yetkili olduğunu, bu husustaki bütün hukuki itirazlanndan şimdiden vazgeçerek Banka’yı bütün sonuçları ile ibra ettiğini, durum Banka tarafından kendisine bildirildiği anda Banka’nın ödediği parayı ve masraflarını, Banka’nın bildireceği döviz kuru ile kur farkları ile birlikte derhal ve nakden Banka’ya ödeyeceğini, sözü geçen tutarı ödernekte gecikti’gi takdirde, bildiri tarihinden ödeme tarihine kadar geçecek günler için Banka’nın uygulayacağı temerrüt faizine ek olarak yapacağı bütün masrafları da ödemeyi, aksi takdirde bu masraflar hakkında da temerrüt faizi ödemesinin zorunlu bulunduğunu, tarafından yapılacak yanlış, eksik veya yanıltıcı bilgilendirrne ve bina göre alınacak tedbirler nedeniyle garantinin Banka tarafından vaktinde ödenrnemesinden doğacak bütün sonuçlardan dolayi, Banka’ya karşı sorumlu ve borçlu olduğunu.

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d)

Döviz kurlarmĺn değişmesi nedeniyle, garantinin döviz karşılığı işbu sözleşme’de belirtilen kredi limitini aşması ve alĺnan teminatlar bu sebeple yetersiz kalması halinde, bu farkın tutarını faizsiz bloke bir hesaba yatınnayı veya fark tutarında yeni bir teminat vermeyi,

e)

Bu kredi sebebiyle verilen teminatlarm, Banka’nın tüm alacaklarını (Banka’nın ödediğı veya ocleyeceği tutar, faiz, komisyon, vb.) tamamen karşılamaya yetmediği takdirde, durumun Banka tarafından kendisine bildirildiği anda, aradaki farkı derhal Banka’ya ödeyeceğini,

f)	Banka’nın vereceği garaptilerde TBK’nın 594. maddesi ile tanınan haklardan alacaklıya karşı feragate yetkili olduğunu ve bı, yüzden Banka’ya karşı hiçbir itiraz ve iddiada bulunmayacağını,

g)

Banka’nın vadeli olarak düzenleyeceği garantileri vade sonunda Banka’ya geri vereceğini, Banka tarafından verilecek olan garantiler vadeli olsun veya olmasın, Bankanın, bu garantilerden dilediklerinin kayıtsız ve şartsız olarak geri verilmesini her an kendisinden istemeye yetkili olduğunu, Banka’nm talebi üzerine bunların iadesini ve Banka’nın zirnmetinin kesin şekilde ibrasını verilen süre içinde sağlamadığı takdirde, başkaca herhangi bir istek veya ihtara gerek olmadan bu garantilerden doğan borç tutarım, talep tarihinden ödeme tarihine kadar hesaplanacak, temerrüt faizi ile birlikte ödemeyi, Banka’daki ıeminatlarmın tutarı, söz konusu borçlarını tamamen karşılarnadığı takdirde, tüm borçlarının tasfiyesine kadar geçebilecek süre için, Banka tarafından kabul edilebilecek menkul ve gayrimenkul malların veyahut hisse senedi ve tahvilleri rehin ederek Banka’ya derhal teslim edeceğini, Banka’nın yukarıda sözü geçen teminatlardan dilediğini seçmek hususunda serbest olduğunu, bu teminatın gösterilmesine rağmen, Banka’ya karşı olan her türlü taahhüt ve sorumluluğunun hiç bir şekilde kallernayacağma Banka’nın sorunıluluğundan ibre edildiğ’inin ve garantinin hüktirnsüz kaldığ’ının muhatabı tarafından yazı ile açıkça Banka’ya bildirilmesine kadar işbu garantilerden dolayı her türlü taahhüt ve serumluluklan ile faiz/kar payı/komisyon ve her türlü masraf ile vergi ve sair resim, harç ve fonlara ödeme borcunun devam edeceğini,

h)	Banka’ya göstereceği ayni veya şahsi ve her türlü teminatın tesisi sırasında doğacak tüm masraf, vergi ve sair resim, harç ve fonların kendisine ait olacağını,

i)

Banka’nın uygun gördüğü herhangi bir zamanda garanti tutarım muhataba ödemek suretiyle sorumluluktan kurtulmaya ve yaptığı ödemeyi faiz ile vergi ve sair resim, harç, fonlar ve diğer masrafları ile birlikte kendisinden tahsile yetkili olduğunu,

j)

Banka’nın garanti edilen hususlarm vadesinde gerçekleşmediğini incelemeksizin, iadeli teminat mektuplarını muhataeların gerek vade içinde, gerekse vadeden sonra diledikleri her zaman yapacakları yazılı istek üzerine; ınuhatapla arasındaki ilişkiler ve sözleşme hükümlerinin uygulanmasıyla bağlı olmaksızın ve bunları incelemek zorunluluğu bulunmaksızın teminat mektubu tutarını ödemeye yetkili olduğunu,

k)

Muhatapça kabul edilen şartlara uygun olarak gerçekleştirilen temditleri, muhatapla arasındaki sözleşme hükümlerinin uygulanmasının ertelenmesine ilişkin anlaşmaları, mücbir sebep, olağanüstü hal ve sair iddia ve itirazları dikkate almaksızın Banka’nın ödeme yapmaya yetkili olduğunu,

1)

iktisadi şartlarda değişiklikler ile Banka’nın kredi tesis ve idama maliyetlerinde artma olması halinde, Banka’nın komisyon oranlarmı bildirimde bulunarak değiştirebileceğini, değiştirilen yeni komisyon oranlarının bildirim tarihinden itibaren henüz iade edilmemiş garantiler yönünden de geçerli olacağını, peşinen kabul, beyan ve taahhüt eder.

Müşteri tarafından uzatılması veya yeniler-ailesinin talep edilmesi halinde, Banka verdiği ve/veya vereceği garantilerin sürelerini, uygun görmesi halinde uzatmaya veya yerine yeni birgaranti vermeye yetkilidir.

Banka tarafından verilen ve/veya verilecek vadeli garantiler üzerine ihtiyati tedbir konulması halinde, Banka ihtiyatl tedbir süresince, vadenin işlenıemiş sayılmasını kabule ve i ıtiyatl tedbirin kaldırılmasından sonra yazılı tazmin talebinde bulunulması halinde, ödemeye yetkilidir. Bu durumda Müşteri’nin sorumluluğu aynen devam edecek olup, garantinin tazmininde ihtiyati tedbir kararı alınrnas; da dâhil her türlü gecikme sebebiyle Banka’nın temerrüt faizi ödemesi durumunda, Müşteri işbu sözleşmede belirtilen kredi limitiyle bağlı olmaksızın Banka’nın ilk talebinde bu meblaglari derhal ödeyecektir.

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1.11.Kredinin Geri ödenmesi

Kredi hesabinın bir geri ödeme planına bağlanmak suretiyle işlemesi durumunda, kredi Geri Ödeme Planı’nda gösterilen vadelerde taksitler halinde geri ödenecek, krediye Geri Ödeme Planı’nda öngörülen oranda faiz /kar payı/ komisyon uygulanacak, bu oranlarin Sözleşme hükümlerine göre uyarlanması halinde borç yeni faiz/kar payı/ komisyon miktarlarinı ihtiva eden Geri ödeme Planı’na göre ödenecektir.

Herhangi bir taksitin ödenmesi ondan evvelki taksitlerin ödendiği yahut faiz alacaklarının müteakip aylara dağıtılması, o ay için tahsil edilmesi gereken Banka alacağının tamamen tahsil edildiği anlamına gelmeyecektir.

Müşteri, kredinin anapara ve faiz/kar payı/komisyonunu, Banka’nın geri ödeme para birimini değiştirme hakkı saklı kalmak şartıyla, TL veya döviz olarak geri ödeyebilir. Müşteri, kredinin açıldığı döviz cinsinden başka bir dövizle ödeme yapmak istediği takdirde ödeme tarihindeki Banka tahsilat kuru/paritesi karşılığı döviz ile borçlu olduğu döviz meblağının temini için gerekecek her türlü kur farkı, parite farkı, prim ve diğer her türlü adlar altında ödemesi gerekecek tutari ve arbitraj zararları ile ortaya çıkacak ek ödeme masrafları ödeyeceğini, ödemenin TL olarak yapılması halinde; Banka’nın kabul etmesi ve ilgili mevzuatın öngördüğü yaptırımların uygulanması hakkı saklı kalmak şartıyla, ödeme tarihiadaki Banka tahsilat kuru karşılığı TL ile her türlü kur farkı, parite farkı ve diğer her türlü adlar altında ödenmesi gerekecek tutarlar ile vergileri de Banka’ya ödeyeceğini kabul, beyan ve taahhüt eder. Müşteri’nin, TL olarak kullandığı krediden doğan borcunu ihracar bedeli dövizlerle ödemek istemesi halinde; bu dövizlerin TL karşılığının hesaplanmasında geri ödeme gününde Banka tarafından uygulanan tahsilat kuru esas alınacaktır.

Döviz cinsinden yapılan’ ödemelerde geri ödeme Banka tarafından müşteriye bildirilen muhabir banka nezdindeki hesaba kredi anapara taksitleri ve/veya dönem faizerlirini/kar paylarının/komisyonlarının vade tarihi valörü ile yapılacaktır. Müşteri muhabir hesaplarına geç intikal eden tutalarinin ödeme valörü düzeltilerek (Back-value) doğru valörle Banka hesabına girmesini sağlamakla yükümlüdür.

Müşteri ödenmesi gereken kredi anapara taksitleri ve/veya dönem faiz/kar payı/ komisyonlannı kredi faiz/kar payı/komisyon ödeme/tasfiye tarihi/vadesinden en geç 3 iş günü önce.Banka’ya bildirecektir.

Kredi anapara taksitleri ve dönem faiz/kar payı/komisyonlarının rnüşterinin diğer bankalardaki döviz tevdiat hesaplarından transfer edilecek dövizle gerçekleştirilmesi mümkün olup, bu işlem kredi riskini ortadan kaldıracak, ancak, krediden doğan ihracat/hizmet taahhüdünü kapatmayacaktır.

Müşteri’nin bakiye borcunu kısmen veya tamamen vadesinden önce ödemesi Banka’nın kabulüne bağlıdır. Banka’nın kabulü olmaksızın yapılan erken ödeme, vadesinde tahsil edilmiş kabul edilir. Müşteri, Banka’nın muvafakatine dayanmayan erken ödeme nedeniyle faiz ve indirim dahil Banka’dan herhangi bir talepte bulunamaz. Erken ödemede bulunmak isteyen Müşteri, önceden Banka’ya yazılı olarak başvurur. Banka, erken ödeme isteğini kabul ederse, bunun şartlarını bildirir ve erken ödeme nedeniyle maruz kalacağı kar mahrumiyeti, kur riski ve benzeri durumlardan kaynaklanan zarar ve rnaliyetleri, doğabilecek vergi ve sair resim, harç ve KICDF gibi fon ve benzeri diğer mali yükümlülükleri Müşteri’den talep edebilir.

Banka tarafından, Müşteri’nin işbu kredi kapsamındaki yükümlülüklerini yerine getiremeyeceği ve/veya finansal istikrannın olumsuz etkileneceği düşüncesiyle erken geri ödeme talep edilmesi halinde bu talep Müşteri tarafından yerine getirilecektir.

Banka’nın Müşteriye ait Türk Eximbank ihracat Kredi Sigortası alacaklarını, Müşteri’nin kredi borcuna mahsup edilebileceğini Müşteri kabül, beyan ve taahhüt eder.

Müşteri tarafından düzenlenen poliçe ve bonoların iskonto edilmesi suretiyle kullandınlan kredilerin erken geri ödenmesi durumunda, kredi ktıllandırımı aşamasında iskonto yoluyla tahsil edilen faizden iade yapılmaz.

Müşteri tarafından gerçekleştirilen her türlü ödemede yapılacak matısupta öncelikle varsa ternerrüt faizi, komisyon, akdi faiz/kar payı ve anapara sırası esas alınacaktır. Diğer taraftan Banka, bu sıralamayı değiştirebileceği gibi, tahsil edeceği tutarlar’ Müşteri’nin doğmuş veya doğacak borçlarından istecliğine mashup etme yetkisini haizdir.

Müşteri, Banka tarafindar, kullandınlan gayrinakdi kredilerde tahsil edilen komisyon tutarlannın, krediye konu teminat mektuplarmın vadesinden önce hükümden düşmesi halinde iade edilmeyeceğini kabul eder.

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2.	TEMİNATLA İLGİLİ HÜKÜMLER

2.1.	Kredisin Teminat Karşiliği Kullandirilmasi

Banka, Sözleşme ile açtiği krediyi kismen veya tamamen uygun göreceği her türlü maddi, şahsi, ayni, alacak, taşinir, taşinmaz, kiymetli evrak, nakit ve bunlarla sinirli olmaksizin başkaca her nevi teminat karşiliğindu kullandirabilir.

Müşteri, kendisinden istener teminatlari Banka tarafindan saptanacak koşul ve şekillerde, kredinin limitine, marj oranina göre Banka tarafindan tayin olunacak süre içinde Banka’ya vermekle ve bunlarla ilgili sözleşmeleri ve belgeleri imzalamakla yükümlüdür.

Banka lehine Müşteri’ye veya üçüncü şahsa ait bir taşinmaz üzerinde ipotek tesis edilmiş olmasi halinde, Banka taşinmaz malin durumunu her yil veya dilediği tarihte tespit, denetleme veya değerini takdir etmeye veya ettirmeye ve kendi yöntemlerine göre yeniden bulacaği değere göre, değer ve nitelik bakimindan uygun görülecek. yeni teminat istemeye yetkilidir.

Banka; işbu sözleşme çerçevesinde alinan teminatlari, Müşteri lehine kefalet mektubu düzenleyen (Kredi Garanti Fonu AŞ. vb.), Banka’ya finansman sağlayan kişilere veya üçüncü kişilere temlik etme, teminatlari temlik etmesi halinde temlik alan adina takip işlemlerini yürüterek sonuçlandirma, tahsil edilen tutarlan dilediği şekilde bu kişilerle paylaşma hakkina sahiptir.

Banka, ayni kredi için bir veya birden çok teminat isteyebilir. Her halükarda teminatlar, Müşteri’nin Banka’ya olan borçlarinin tamaminin karşiliği teşkil etmekte devam ederler. Müşteri’nin Banka’ya olan borçlari tamamen ödeninceye kadar Banka, Müşteri’nin teminatlarin kismen veya tamamen geri verilmesi taleplerini kabul edip etmemekte serbettir.

Banka dilediği zaman birden fazla teminat türlerinin birlikte gösterilmesini, teminatlarin değiştirilmesini; teminatin değerinde azalma olmasi, azalma ihtimalinin bulunmasi, kismen veya tamamen teminat vasfinin ortadan kalkmasi, teminatin yetersiz olduğunun anlaşilmasi, firmanin kredibilitesinde azalma olduğunun tespiti ve temerrüt hallerinden birinin veya diğer hakli sebeplerin varliği durumunda teminat marj oranlarinin değiştirmesini, yeni veya ilave tamamini gösterilmesini ve belirleyeceği miktarda nakit blokaj verilmesini isteyebilir. Müşteri, Banka nezdinde nakit teminat için totulan fonlara faiz/ komisyon ödenmeyecek olduğunu, kredi süresi boyunca bu fonlardan herhangi bi hak talep edemeyecek olduğunu kabul, beyan ve taahhüt eder. Banka’nin teminat olarak rehin aldiği her türlü mallarin, nakliye ve muhafazasi esnasinda doğacak her türlü hasar, kayip ve bunlarla ilgili olağan ve olağan üstü her nevi masraflar Müşteri’ye ait olacaktir.

2.2.	Teminatlarin Bankanin Her Türlü Alacaklarinin Karşiliğimi Teşkil Etmesi

Müşteri’den alinacak olan teminatlar, belirli bir kredi için verilmiş olduğu açikça belirtilmedikçe Müşteri’nin Banka’ya olan borçlarinin tümünün teminatini teşkil eder.

Müşteri, teminatlarm parayu çevrilmesinden tahsilinden kaynaklanan bedeller ile sigorta tazminatlari ve kamulaştirma bedelleri gibi Banka arafindan teminatlarla ilgili olarak veya bunlarin yerine geçmek üzere elde edilecek tutarlarin, aynca meebun ortaklik paylan ve tahvillerin yerini alan yeni paylar ve tahvillerin de asil teminatlar gibi ve ayni koşullarla Banka’nin teminatina teşkil edeceği ve bunlar üzerinde de Banka’nin rehin hakkinin bulunduğu, amilan tutarlari Banka tarafindan Müşteri’den olan herhangi bir alacağina mahsup edebileceği veya rehinli olarak bloke bir hesabe alabileceğini kabul, beyan ve taahhüt eder.

Banka bu teminatlan veya bedellerini, alacaklarindan vadesi gelmiş olsun veya olmasin herhangi birine, xygen göreceği şekilde ve Müşteriye ihbarda bulunmadan mahsup etmeye, rehinleri, icra dairelerini veya herhangi resmi bir makami aracilik ettirmeye cecbur olmaksina dilediği anda ve uygun göreceği şekillerde açik arttirmaya ve diğer merasime hacet kalmaksizin özel olarak paraya çevirerek bedelinden haklarini tahsil etmeye yetkilidir. Bankanin dilediği takdirde haciz yoluyla takipte de bulunabileceğini, birini seçmiş olmasinin diğerinden feragat etmiş olma anlamina gelmeyeceğini ve dilediği takdirde her iki yola birden de gitmeye yetkili olduğunu, Müşteri peşinen kabul eder.

Müşteri, Banka’nan tesis ettiği teminatlarin, kredi riski kapanmiş olsa dahi, krediden doğan mal ve döviz kazandinci hizmet ihracatv/satiş taalunudu ve sair yükümlülüklerinin de yerine getirildiği işbu Sözleşme ve onun ayrilmaz bir parçasi niteliğindeki ozal şartlarda düzenlenen süre ve şartlarda Banka’ya tevsik edilinceye kadar iade edilmeyeceğini peşinen kabul ve beyan eder.

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2.3.	Sigorta

Banka, gerekli görmesi durumunda, Müşteri’den, bu sözleşme esaslari içinde tesis edilmesi ve verilmesi gerekli menkul ve gayrimenkul teminatlarini, Müşterinin merhun olan ve olmayan aktiflerinin ve akreditif konusu emtiasinin, yangina, nakliye rizikosuna ve gerekli göreceği her türlü rizikoya karşi, dilediği bedel, şart ve müdieffe prim borçlari Müşteri’ye ait olmak üzere dilediği sigorta şirketine kendi lehine sigorta ettirilmesini, sigortalan sözleşme ve/veya poliçelerine grev, lokavt, deprem, kargaşalik, halk hareketleri, infilak, kötü niyetli hareketler, savaş ve sair olağanüstü durumlarla ilgili hükümleri de içermesini talep edebilir. Banka, prim ve masraflan Müşteri’ye ait olmak üzere kendi adina da sigorta yaptirabilir.

Müşteri, sigorta konusu teminatlar daha önce sigorta ettirmiş ise söz konusu poliçelere Banka’nin dain-i mürtehin hakkini işleteceğini, suresi biten sigortayi sigorta süresinin bitiminden 10 gün önce Banka’ca ve Banka’nin belirleyeceği sigorta şirketince ayni şartlarla yenileyeceğini ve sigorta poliçelerini Banka’ya ibraz edeceğini kabul, beyan ve taahhüt eder.

Müşteri’nin anlan sigortali yaptirmamasi veya süresi sigortalari yenilememesi halinde, Banka söz konusu sigortays re’sen yaptirmaya/yenilemeye yetkilidir. Ancak bu husus, Banka için bir mecburiyet teşkil etmeyecek ve Banka’nin bu sebeple sorumlu tutulmayacaktir.

Sigorta sözleşmelerinden doğan tazminatlar dain-i mürahin hakki olan Banka’ya ödenir. Sigorta şirketine belirlenen tazminat tutarina Müşteri Itiraz ettiği takdirde, kendisine verilecek bir süre içinde Müşteri tazminat tutarini Banka’ya öderse, sigorta poliçesinden doğan haklar Banka tarafindan Müşteriye devredilir. Aksi halde Banka dain-i mürtehin hakki nedeniyle tazminat tutarimi sigorta şirketinden tahsil etmeye ve Müşteri’den olan her türlü alacaklarina kismen veya tamamen mahsup etmeye yetkilidir.

Banka, Müşteri’den, ihracati karşiliği vadeli mal bedeli alacaklarinin ticari ve politik risklere karşi sigorta ettirmesini isteyebilir. Müşteri, bu risklere karşi Banka tarafindan düzenlenen sigorta poliçelerini imzalamasi halinde, Banka tarafindan bu madde hükümleri çerçevesinde yaptirilacak sigortalarim prim ve sair giderlerinin re’sen Müşterinin borçlu hesaplarindan herhangi birine borç yazilabileceğini kabul eder.

Taraflar, Banka tarafinda bu madde hükümleri çerçevesinde yaptirilacak sigortalann prim ve sair giderlerinin Müşteri’nin borcu olduğu ve bu tatarlan derhal Banka’ya yatiracaği, dilerse Banka’nin bu tutarlan re’ sen Müpten’nin kredi hesaplarimdan herhangi birine borç yazabileceği hususunda mutabik kalmişlardir.

Müşteri, sigorta şirketi ile tazminat konusunda çikacak anlaşmazliklar nedeni ile Banka tarafindan, dilediği takdirde, açilacak dava ve takip masraflanmin tümünün kendisine ait olduğunu ve anlaşmazliğin Banka aleyhine sonuçlanmasi halinde de Müşteri Banka’dan herhangi bir maddi talepte bulunmayacağini kabal, beyan ve taahhüt eder.

Sigorta şirketinin acze düşmesinden ve hasar halinde tazminat alinamamasindan; teminatlanin hiç sigorta ettirilmemesinden, değerinden az veya Banka alacağimi karşilamayacak bir bedelle sigorta ettirilmesinden yahut bazi rizikolara karşi sigorta ettirilmemesinden, süresi biten sigortalarin yenilenmemesinden veya süresinin uzatilmamasindan Banka’nin hiçbir sorumluluğu olmayacaği hususunda Müşteri ve Banka mutabik kalmişlardir. Müşteri, bu hallerde Banka’dan talepte bulunmamayi ve her halde borcunu ödemeyi kabul, beyan ve taahhüt eder.

2.4.	Banka Teminat Mektubunun ve Garantilerin Tabi Olacaği Esaslar

Müşteri, belirli süreli banka teminat mektubu vermek suretiyle teminat gösterirse, mezkur teminat mektubunda gösterilen sürenin bitmesinden bir ay önce eskisinin yerine geçmek üzere ve şartlari Banka tarafindan uygun görülen başka bir teminat vermediği takdirde veya garanti veren Banka veya diğer kişinin ekonomik durumunun kötüye gitmesi, faaliyet iznimin durdurulmasi, kadinilmasi veya benzeri risklerin ortaya çikmasi hallerinde Banka tarafindan Müşteri’ye bildirilen tarihe kadar şartlari Banka’ca uygun görülen başka bir teminat verilmediği takdirde, Banka’nin elinde bulunan teminat mektubundaki sürenin hitam beklenmeksizin Müşteri’nin kredi sözleşmesinden doğan bütün borçlani kendiliğinden, hiçbir ihtara hacet olmaksizin, muacceliyet kesbeder ve bu borçlar Banka tarafindan teminat mektubu irat kaydedilerek karşilanir.

2.5.	Ticari Senet Temliki ve Rehni

Müşteri, Banka’nin istediği ve dilediği zaman talep edeceği vade ve bedelini Banka’nin serbestçe belirleyeceği miktar ve nitelikte Banka tarafindan kabule şayan kabul edilen senetler vermeyi ve teminat amaci ile temlik etmeyi, bu ticari senetlerdeki usulsüzlük, sahtekarlik, tahrifat ve benzeri hallerden dolayi veya senetler üzerine ödeme yasaği konulmasi halinde Banka’nin hiç bir sorumluluğu olmayacağini kabul ettiği gibi, böyle durumlarda bu gibi senetler yerine Banka’nin kabul edeceği başka teminatlar vereceğini veya senet bedelini nakden ödeyeceğini, Banka’nan, bu senetleri dilediği anda, dilediği banka veya müesseseye reeskont ettirebilecegiai ve gerekirse emtia senedi de isteyebileceğini, reeskonta verilen senetler dolayisiyla, senet veya senetler mahteviyatini

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senet hamili veya hamilleri tarafindan protesto veya ihbarname keşidesine lüzum olmaksizin senet hamiline ödemeyi ve TCMB’nin, Müşterinin işletmesinde gerekli gördügü her türlü incelemeleri yapmasina herhangi bir itirazinin olmayacağimi peşinen kabul, beyan ve taahhüt eder.

Reeskonta verilen senet veya senetlerin vadesinde veya vadelerinde Müşteri tarafindan senet hamiline veya hamillerine ödenmemesinden veya ödemenin geç yapilmasindan doğacak olan bütün zarar ve ziyanlarla, here masraflarin bu sözleşme gereğince Banka’nin mevcut ve müstakbel alacaği olan tutarlar bütün meblağiyla birlikte, Müşteri’den derhal ve def’aten fairleriyle birlikte ödenmesini istemeğe Banka yetkili olacaktir.

Müşteri imzasmi taşiyan senetlerle veya çeklerle her nevi vesika ve evrakta hiçbir suretle noksanlik, sahtekârhk, yalan yere ikrar, imza inkâri gibi kismen veya tamame alacağa etkili olacak iddialarda bulunmayacağini, açiğa imza atman halinde boşluklarin Banka tarafindan nygun görülen şekilde doldurulmasina riza gösterdiğini ve başkalanri tarafindan da bu yolda olmasi muhtemel iddialarm Banka tarafindan muteber olmayacağini; Banka’ya ibraz ettiği kambiyo senetlerindeki borçlu, keşideci veya ciranta imzalarinin sahte olmasi nedeniyle Banka’nin aleyhine açilan davalar neticesinde Banka’nin uğrayacaği zarar, mahkeme masrafi, icra inkâr tazminati, vekâlet ücreti ve sair zararin Müşteri tarafindan nakden veya hesaben ödeneceğini beyan eder.

2.6.	Hisse Senedi, Tahvil ve Vadeli Hazine Bonesu Rehni

Müşteri, talep edilmesi halinde nicelik ve nitelik olarak Banka tarafindan kabule şayan kabul edilen hisse senetleri, tahvil ve vadeli hazine bonolarini Banka’ya rehin etmeyi kabul eden. Banka’nin bu kiymetler üzerindeki rehin hakki, bu kiymetlerin sağladiği bütün haklari, alacaklari, teferruatini, vadesi gelmiş ve gelecek olan faizlerini, hisse senedi temettülerini, yeni hisse alimina ilişkin rüçhan haklarini ve diğer imtiyazlarini da kapsar.

Banka; vadelerinde rehinli hazine bonosu bedelleri ile tahvilleria faiz kuponu tutarlarini ve karşiliği ödenen hisse senetleri ile itfa edilen tahvil anaparalarini, kendisinin tespit edeceği bir komisyon karşiliğinda tahsil etmeye yetkilidir. Müşteri; rehin edilen tahviller ve hisse senetleri dolayisiyla şirket genel kurullaninda oy kullanirken Bankanin yararina hareket etmeyi, aksi takdirde bu yüzden Banka’nin doğacak her türlü zararlani karşilamayi kabul ve taahhütle, rehinli her türlü kiymetli evrakindan dolayi sahip olduğu haklarini korumak için gerekli bütün teşebbüslerin kendi tarafindan yapalacağini beyan ve kabulle Banka’yi her türlü sorumluluktan ibra eder.

Banka; hiç bir mecburiyeti bulunmamak ve bu yüzden hiç bir sorumluluk altina girmemekle beraber dilerse, rehinin değerini korumak için uygun göreceği bedelleri tamamen tediye edilmemiş hisse senetleri bedeline mahsuben ödemeler yapmak, yeni hisse alimina yönelik rüçhan haklarim kullanmak, hisse senetleri ve tahvilleri başa başin altinda ödenme ihtimalihden doğabilecek zararlara karşi sigorta ettirmek, rehinli değerleri gerekli olduğu takdirde damgalattirmak, pullattinhak, bunlarin kismen veya tamamen geri verilen bedellerini tahsil etmek, geçici belgeleri hisse senetleri ile veya hisse senetlerini yeni hisse senetleri ile veya tahvilleri hisse senetleri ile değiştirmek gibi, bütün tedbirleri almaya ve bu yolda yapilan masraflarla yapilan hizmei karşiliğinda kendisinin belirleyeceği bir komisyonu Müşteri hesabine zimmet kaydetmeye re’sen yetkilidir.

2.7.	Alacağin Temliki

Müşteri; Banka’nin talep ezmesi halinde işbu sözleşme kapsaminda tahsis edeceği kredinin teminati olarak alacak temliki vermeyi kabul, beyan ve taahhüt eder. Temlik borçlusunun ödeme gücünün bulunmamasi veya alacağin tahsil edilememesi hallerinde Müşteri’nin sorumluluğu devam eder.

Müşteri; temlike konu olan alacaklarini azaltacak, erteleyecek ve geri biraktiracak bir işlem yapmayacağini, temlik edilen alacaklarla ilgili olacak kendisine herhangi bir ödeme yapildiği takdirde, bu parayi derhal Banka’ya aktaracağini, Banka’nin rizasi olmadikça temlik ettiği alacaklarla ilgili faiz, sigorta tazminat vs. hiçbir parayi başkasina temlik etmeyeceğini, re’netmeyeceğini veya teminat olarak göstermeyeceğini kabul, beyan ve taahhüt eder.

Müşteri, Banka’ya temlik edilen alacaklarla ilgili tüm ödemeleri izleyebilmesi ve kontrol edebilmesi için gerekli hesap, bilgi ve kayitlari Banka’ya verecektir.

Banka, Müşteri’nin; yapnacak temliknamelerin yürütülmesi, uygulanmasi ve temlik edilecek alacaklar konusunda gerekli tedbirleri alma yetkisine ve dava açma hakki dahil tüm hak ve yetkilere sahip olacaktir. Ancak Banka’nin temlik edilen alacaklardan kendisine yapilan ödemelerin yeterliliği konusunda araştirma yapma, temlik edilen alacağin tahsilini sağlamak için herhangi bir işlem yapma ve kanuni takibe geçme mecburiyeti bulunmamaktadir. Temlik edilen alacaklarla ilgili işlemlerin yürütülmesinden ve vaki olabilecek her türlü gecikmelerinden de Banka sorum’u değildir. Temlik edilen alacaklarin tahsilinde, Banka’nin hesaplarina intikal tarihini takip eden iş günü valör tarihi olarak kabul edilecektir.

Alacak temlikleri; Banka’nin borcun tamami üzerinden takip hakkini etkilemeyecek, ancak terlik edilen alacak nedeniyle, tahsilat yapildida Müşterinin toplam borcu, yapilan tahsilat miktan kadar azalacaktir.

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2.8.	Gayrimenkul Rehni

Banka’nin talebi halinde borçlu ve kefiller Banka’ya olan tüm borçlarin teminati olmak üzere, Banka’nin istediği değer ve vasifta gayrimenkulleri rehin etmeyi kabul, beyan ve taahhüt ederler. Bu halde ipotek şartlanna ilişkin olarak taraflar arasinda düzenlenecek tüm belgelerin bu sözleşmenin ayrilmaz bir parçasi olduğunu borçlu ve kefiller kabul, beyan ve taahhüt ederler.

Müşteri, bina ve tesislerini, tesisin projesindeki açiklamalara uygun olarak tapu siciline derhal kaydettirecektir.

Müşteri, ipotekli gayrimenkullerde kamulaştirmaya gidildiği takdirde, Banka’nin, kamulaştirma bedelini ait olduğu daireden tahsil ederek vadesi gelmiş veya gelmemiş borçlarina mahsup etme hakkinin bulunduğunu şimdiden kabul, beyan ve taahhüt eder.

Türk Medeni Kanunu uyarinca, aksi belirtilmedikçe ipoteğin kapsamina dahil bütün makine alet, edevat ve bütün müştemilati rehin senedinde teferruat olarak gözükecek ve Tapu Sicili Tüzüğüne göre, Müşteri, bütün makine, alet, edevat ve bütün müştemilati tapu sicilinin beyanlar hanesine teferruat olarak derhal kaydettirecektir.

Müşteri, rehin senedinin’ düzenlenmesinden önce, makine ve aletlerin listesini Bankanin onayina sunacağini, Banka’nin yazili muvafakati olmadan, projeye dahil veya teminat olarak Banka’ya ipotek edilen tesisleri ve makinalari başkasina devredemeyeceğini, kira ve ariyet olarak veremeyeceğini, Sözleşme’de belirtilen yerden başka bir yere nakledemeyeceğini kabul, beyan ve taahhüt eder.

Müşteri, üzerlerine fabrika yapilmasi, tesis kurulmasi suretiyle cinsi değişen ipotekli gayrimenkullerin cins tashihini derhal tapu idaresinde yapmayi kabul, beyan ve taahhüt eder.

Müşteri, rehne kona tasmmazda bina inşa edilmesi veya bulunmasi halinde cins tashihi islemlerini yaptiracak olup, rehne konu taşinmazin üçüncü kişiye ait olmasi halinde bu işlemleri tamamlanmasini sağlayacaktir.

Rehne konu taşinmazin, Banka’nin onayi olmaksizin kişisel veya sinirli bir ayni hakla kullanma veya yararlanma hakkinin üçüncü bir kişiye birakilmasi durumunda, Müşteri, taşinmazin Banka tarafindan yaptirilan kredi değerlendirmeye esas ekspertiz raporunda belirtilen değerinin % 50 (yüzdeelll)’si oraninda Banka’ya cezai sart odeyecektir.

2.9.	Kefalet

Bu sözleşmenin sonunda imzasi bulunan kefiller, Müşteri’nin Banka’ya Sözleşmeden doğan borçlari için Sözleşmede belirtilen kefalet limiti ile sinirli olmak üzere, müteselsil kefaletin; anapara ve akdi faiz tutarini, bilcümle işlemiş/işleyecek temerrüt faiz tutarin, taahhüt cezasini, komisyonlari, vergi ve sair resim, harç ve fonlari, diş işlemlerde kur artişi nedeniyle ortaya çikacak ilave miktan, kanuni takip giderlerini, avukathk ücretlerini ve krediye ilişkin diğer her türlü masrafi kapsadiğini kabul, beyan ve taahhüt eder.

Kefiller, bu sözleşmenin, kefaletin niteliğine aykin olmayan maddelerinin tamaminin kendi hakkinda da aynen uygulanmasini, bu maddelerde yer alan hususlari aynen taahhüt ettiklerini kabul, beyan ve taahhüt ederler. Banka ile müteselsil kefiller;

Müteselsil kefaletin Sözleşme sebebiyle doğmuş borçlari kapsadiği gibi ileride doğmasi muhtemel borçlari da kapsayacaği.

Eşin rizasinin en geç kefalet sözleşmesinin kurulmasi anina kadar kefiller tarafindan temin edilerek Banka’ya ibraz edilmesi gerektiği,

Borçlunun borcunu vadesinde ödememesi gibi açikça ödeme güçsüzlüğü içinde olduğunun ortaya çikmasi halinde, borçlu takip edilmeden veya taşinmaz rehni paraya çevrilmeden, Banka’am kefillere başvurulabileceğini,

Banka’nin, borcu ödeyen kefillere haklarini kullanmasina yarayabilecek borç senetlerini teslim edeceği ve gerekli bilgileri vereceği, yine, kefalet sirasinda var olan veya asil borçlu tarafindan alacak için sonradan sağlanan rehinleri ve diğer güvenceleri de kefillere teslim edeceği veya bunlarin devri için gerekli işlemleri yapacaği, ancak Banka’nm diger alacaklarinin varhgi halinde, sahip oldugu rehin ve hapis haklarinin öncelikli olmasi sebebiyle bu maddede anilan teslim ve devir işlemlerini alacaklar tamamen tasfiye edilinceye kadar yerine getirmeyebileceği,

İşbu kefaletin süresiz olsak verildiği, bir gerçek kişi tarafindan verilmiş olan kefaletin kurulmasindan başlayarak 10 (on) yilin geçmesiyle kendiliğinden ortadan kalkacaği, kefalt süresinin, en erken kefaletin sona ermesinden 1 (bir) yil önce yapilmak kaydiyla, kefillerin kefalet sözleşmesinin şekline uygun yazili açiklamasiyla, azami 10 (on) yillik yeni bir dönem için uzatilabileceği, kefaletin tüzel kişi tarafindan verilmesi durumunda 10 (on) yillik sürenin söz konusu olmadiği,

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Banka tarafindan Müşteriye açalan kredilerden dolayi kredinin açilma şekli ve nevine göre, Sözleşmede, yer alan tim hususlardan da kefillerin Banka’ya karşi sorumlu ve yükümlü olduklari,

Banka’nin elinde Müşterinin borcuna özellikle tahsis edilmemiş olan rehinler mevcutsa, Banka’nin bu rehinlerin nakde tahvilinden elde edecek paralari önce işbu kefaletle ilişiği olmayan alacak taleplerini karşilamak için kullanmaya yetkili olduğu ve

Kefillerin, Banka’nin kendi haklarini korumasini sağlamak üzere, kredi borçlulan veya diğer kefillerden herhangi birinin iflas etmiş olduğu, mallarin defterinin tutulduğu, iflas erteleme veya konkordato talebinde bulunulduğu ya da vefat halini öğrendikleri anda derhal Banka’ya bilgi vereceği hususlarinda mutabik kalmişlardir.

Kefiller, kefaletlerinin devam ettiği süre içinde, hakiki surette veya gizleyerek muvazaa yolu ile veyahut asli olmayan borçlan ikrar ederek menul ve gayrimenkul malvarliklanini Sözleşme ile kefil olduklari azami tutana altina dişürecek mahiyette işlemler ya, mamayi, malvarliklanini telef etmemeyi, Fanka’yi zarara uğratacak şekilde ivazli veya ivazsiz olarak elden çikarmamayi ve üçüncüşahislara devir ve temlik etmemeyi, üzerlerinde üçünc şahislar lehine rehin, ipotek ve benzeri ayni haklar tesis etmemeyi, bunlarin kiymetlerini azaltacak mahiyette tasarruflarda bulunmamayi ve mevcutiamni suni surette eksiltmemeyi kabul, beyan ve taahhüt eder. Aksi takdirde telef ettikleri, ivazli veya ivazsiz olarak üçüncüşahislara devir ve temlik ettikleri, üzerlerinde üçüncüşahislar lehine rehin, ipotek ve benzeri ayni haklar tesis ettikleri, kiymetini azalttiklari ve/veya suni surette eksilttikleri menkul ve gayrimenkul malvarliklarinin ekspertiz değerinin % 50’si (yüzdeellisi) oraninda Banka’ya cezai şart ödemeyi kabul, beyan ve taahhüt ederler. Cezsi artin ödenmesi, kefilin kefaletten kaynak yükümlülükkrini ortadan kaldirmaz.

Gerçek kişi tarafindan verilmiş kefaletin 10 (on) yilin geçmesi ile sous ermesi halinde, kefalet yönünden teminatsiz kalan kredi borcu için Müşteri, Banka tarafindan kabul edilecek kefilin teminatina eş değer kişisel veya ayni teminat vermekle yükümlü olup, aksi halde kefilin teminatram sona ermesi sebebiyle Sözleşme gereğince kullandirilan kredinin kefalet yönünda teminatsiz kalmasi veya yeteri kadar teminatin bulunmamasi durumunda Banka Sleşme’den doğan kredi alacağinin tamamini veya bir kisminin derhal ödenmesini isteyebilir. Müşteri, kefaletin sona ermesi sebebiyle kendisinden talep edilen teminat kapsaminda, kefalet sözleşmesinin şekil kurallarina uyarak kredi borcu için 10 (on) yillik yeni bir dönem için kefalet verilmesini sağlayabilir.

2.10.	Taşinir Rehni

Bankanim talebi halinde Müşteri veya kefilleri Banka’ya olan tim borçlarin teminati olmak üzere, Banka’nin istediği değer ve vasifta taşinarlarini rehin etmeyi kabul, beyan ve taahhüt ederler. Müşteri, işbu Rehnin boşalan dereceye ilerleme/geçme haka ile birlikte Rehinli Taşinir Siciline (TARES) tescilli için gerekli her türlü işlemi gecikmeksizin yerine getireceğini ve bu kapsamda gerekli tüm başvurularin yapilmasini ve koşullarin yerine getirilmesini sağlayacağini kabul, beyan ve taahhüt eder.

3.	MÜŞTERİNİN DİĞER YÜKÜMLÜLÜKLERİ

Müşteri,

Açilan kredilerin mevzuata uygun olarak, Banka tarafindan bu sözleşmede belirlenen esaslar çerçevesinde ve tahsis amacina uygun kullanacağini,

Kredi konusu mal ve hizme: ihracatinin satişin Türk Eximbank Uluslararasi Kredileri/Garantisi ile finanse edilen ihracatlar ve Banka’nin diğer kredi programlari kapsaminda taahhüde saydanlan ihracatlar niteliğinde olmayacaği, hizmet ihracatinin ise ilgili mevzuata dizenlenen döviz kazandiniz hizmet ve faaliyetler kapsaminda olacağin peşinen kabul, beyan ve taahat eder.

3.1.	Teşvik Uygulamalari ile İlgili Yükümlülükler

Bu sözleşmeye istinaden Mşte:i’nin kullanacaği her çeşit kredinin, yürürlükte olan ve ileride yürürlüğe girecek kanun, karamame, teblig veaire mevzuata göre her nev’i tesvik, muafiyet, istisna veya benzeri ayricaliklardan yararlanmasi halinde Müşteri bu kredileri maksadina uygun olarak kullanmayi ve mevzuata s uyacağini peşinen taahhüt eder.

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Müşteri;

lş bu Genel Kredi Sözleşmesi’nin eki Özel Şartlar’da düzenlenen taahhüt cezasim derhal ödemeyi gayrikabilirücu olarak kabul, beyan ve taahhüt eder.

Banka taahhüt cezasi oranĺm Müşteri’ye bildirimde bulunarak değiştirme hakkini sakli tutar.

Bu gibi teşvik tedbirleri, uygulanan muafiyet ve istisnalar için, resmi makamlarĺn, TCMB’nin veya Banka’nin isteyeceği her türlü bilgi ve belgeler Materice aninda verilecektir. Bu bilgilerin zamaninda verilmemesi veya noksan verilmesinden doğacak her türlü sorumluluğun kendisine ait olacağĺnĺ Müşterice kabul, beyan ve taahhüt eder.

3.2.	Müşterinin İlgili Mevzuattan Doğan Yükümlülükleri

Müşteri;

Başvuruya konu mal/hizmet ihracati ve bununla bağlantili olan her türlü işle ilgili olarak, bir işin yapilmasi veya yapilmamasi veya haksiz bir menfaatin elde edilmesi veya muhafazasi amaciyla, doğrudan veya dolayli olarak yurt içi ve/veya yabanci kamu görevlilerine firmasi tarafindan veya her ne ad altinda olursa olsun firma adma hareket eden kişilerce rüşvet verilmediği/verilmeyeceğini, firma veya firma adina hareket eden Kişilerin, suç gelirlerinin aklanmasi, terörün finansmanĺ, rüşvet ve benzeri suçlar nedeniyle yaptĺrĺm listelerinde (kara liste) yer almadiğini, firma veya temsilcileri aleyhinde başvuru tarihinden geriye dönük 5 yil içerisinde rüşvet suçu nedeniyle verilmiş mahkumiyet karari olmadiğini veya halihazirda devam eden bir yargilama olmadiğini,

Yurt dişi kaynakli kredilerde kullandirim, geri ödeme, belge ibrazi vb. işlemleri, kreditör kuruluşun uygulamalan/talepleri doğrultusunda yürüteceğini ve talep edilen kredi konusu işlerin ülkemiz çevre mevzuatina ve Dünya Bankasi ile Avrupa Yatĺrĺm Bankasi gibi kreditör kuruluşlarin çevre ve satin alma prosedürüne uygum olacağini, bu amaçla talep edilecek bilgi ve belgelerin Banka’ya sunacağĺnĺ, satin alma ve çevre değerlendirme prosedürlerinin Banka’nin ve kreditör kuruluşlarin heyetlerinin inceleme, araştirma ve denetlemelerine tabii olacağini,

Krediye ilişkin sözleşme kapsaminda yapacaği işlemler ile ilgili olarak, kimlik bilgileri ve teyidi için yürürlükteki 5549 sayĺh Suç Gelirlerinin Aklanmasinin Önlenmesi Hakkinda Kanun ve ilgili yönetmelikler uyarinca talep edilecek belgeleri doğru, eksiksiz ve zamanĺnda ibraz edeceğini, aksi halde işlemlerin durdurabileceğini ve/veya sözleşmenin feshedebileceğini kabul ettiğini, rizasinin alinmasi kaydiyla, kendisine ait bilgi/belgenin Banka tarafindan muhabir bankalarina ya da TCMB, Dünya Bankasi, Avrupa Yatirim Bankasi gibi kredi kuruluşlarina veya ilgili diğer kurumlara ibraz edilebileceğine muvafakat ettiğini,

5237 sayit TCK’nin Rüşvet başliğini taşiyan 252. maddesinin, yabanci kamu görevlilerine rüşvet verilmesi hususunu düzenleyen 9. fikrasi uyarinca; yabanci bir devlette seçilmiş veya atanmiş olan kamu gdrevlilerine, uluslararasi veya uluslar üstü mahkemelerde ya da yabanci devlet mahkemelerinde görev yapan hakimlere, jüri üyelerine veya diğer görevlilere, uluslararasi veya uluslar üstü parlamento üyelerine, kamu kurumu ya da kamu işletmeleri de dahil olmak üzere, yabanci bir ülke için kamusal bir faaliyet yürüten kişilere, bir hukuki uyuşmazliğin çözümü amaciyla başvurulan tahkim usulü çerçevesinde görevlendirilen vatandaş veya yabanci hekimlere, uluslararasi bir anlaşmaya dayali olarak kurulan uluslararasi veya uluslar üstü örgütlerin görevlilerine veya temsilcilerine, görevlerinin ifasĺyla ilgili bir işin yapilmasi veya yapĺlmamasĺ ya da uluslararasi ticari işlemler nedeniyle bir işin veya haksiz bir yararĺn elde edilmesi yahut muhafaras: amaciyla; firmass adina ya da her ne ad altinda olursa olsun firmasi nam ve hesabma hareket eden gerçek ya da tüzel kişilerce menfaat sağlanmadiğini, menfaat teklif edilmediğini veys menfaat vaat edilmedigini; bundan böyle de menfaat sağlanmayacağini, teklif edilmeyeceğini veya vaat edilmeyeceğini, bu beyaninin gerçeğe aykiri olmasi halinde TCK’nun 204, 206 ve 207. maddelerine göre suç teşkil edebileceğini bildigini ve ayrĺca, aksinin tespiti halinde Banka programlarindan firmasinin veya firmasi tarafindan temsil edilen frmalardan herhangi birisinin hiçbir şekil ve surette yararlandĺrĺlmayacağĺni,

Bu Sözleşmeye dayanarak yapacaği ihracat nedeniyle gerçekleştirilecek işlemlerin, yürürlükte bulunan veileride yürürlüğe girecek olan mevzuat hükümlerine ve Milletlerarasĺ Ticaret Odasi(MTO) tarafindan düzenlenen “Vesikalĺ: Krediler İçin Yeknesak Teamüller ve Uygulamalar” ile “Tahsil Vesikalari için Yeknesak Kurallar”a ilişkin broşürlere ve bu Kurallana ileride yürürlüğe girecek revizyonlarina tabi olacağini, MTO tarafindan bu Kurallarĺn saptanan kurallarĺn Sözleşme'nin bir parçasi olduğunu,

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Gerek TPKK mevzuatinin, gerekse diş ve iç işlemler ile ilgili hususlari düzenleyen ve ileride düzenleyecek her türlü yasa, kararname, yönetmelik, tebliğ, mevzuat ve sair hükümleri uyarinca, Müşteri tarafindan yerine getirilmesi gerekli tüm yükümlülükleri, Banka’nin hiçbir ihtar ve/veya uyarĺsĺna gerek kalmaksizin yerine getireceğini, bu hususa uyulmamasindan doğacak her türlü sorumluluğun kendisine ait olacağini, kredinin yürürlükteki mevzuat ve tebliğ hükümlerine uygun olarak açĺlmasĺnĺ teminen Banka’ya gerekli belgeleri ibraz edeceğini,

Türkiye’de yerleşik serbest bölgelerde mukim olmasi halinde, kredi ve kediden doğan yükümlülüklerini ilgili serbest bölge mevzuan hükümleri çerçevesinde yerine getireceğini,

Bu Sözleşme kapsaminda kullandiği krediler ile ilgili olarak Sözleşmede açiklik olmayan hususlarda TPKK Hakkinda Kanun ile yürürlükteki yatirim teşvik, diş ticaret, kambiyo mevzuat de vergi, resim ve harç istisnasi ve diğer ilgili mevzuat hükümlerine göre hareket edeceğini ve ilgili mevzuatta öngörülen ve öngörülecek olan, tüm sorumluluk ve yükümlülüklerin kendisine ait olacağĺnĺ, her türlü cezai müeyyideden de sorumlu bulunacağĺm peşinen kabul, beyan ve tart eder.

4.	TEMERRÚT, TAKİP VE TAHSİLE İLİŞKİN HÜKÜMLER

4.1.	Temerrüt/Borçlara Muneceliyet verilmesi ve Takip Hükümleri

Müşteri:

a) İşbu Sözleşme hükümlerine göre ödenmesi gereken anapare, faiz, kar payĺ, komisyon, masraf veya diğer mali yükümlülüklerin vadesinde yerine getirilmemesi, dönemsel olarak ödeme yapilan hallerde herhangi bir ödemenin vadesinde yapilmamasi,

b) Sözleşmeyle veya eklerinde kararlaştirilan taahhüt ve yükümlülüklerinden herhangi birisinin uygun bir şekilde yerine getirilmemesi, talebe rağmen istenilen teminatlarin zamaninda ve istenilen koşullarda temin edilememesi, yenilenmesi Banka tarafindan talep edilen teminatlarin Sözleşmeye uygun olarak yenilenmemesi,

c) Banka’ya yaptiği Leyan, sunduğu belgelerde, açiklamalarinda yanlişlik/gerçeğe aykirilik bulunduğunun tespit edilmesi veya kanuna/hukuka aykiri işlem ve fiilde bulunmasi,

d) Gerek Banka’ya, gerekse diğer finans kurumlarĺna borçlarini ödemede temerüde düşmesi veya taahhütlerini yerine getirmenĺesi yahut bu borçlar için verdiği teminatlara başvurulmasi,

e) Kredi ile ilişkili veya krediye etki edebilecek izin, onay veya yetkilerin herhangi bir zamanda geri alinmasi, iptal edilmesi veya (önemli bir tarzda değiştirilmesi,

f) Keşide ettiği senetlerin protesto olmasi veya çeklerinin karşilikiz çikmasi, mali yükümlülüklerini yerine getiremeyeceğini ilan etmesi, borçlarĺnĺ ödemede acze düşmesi, alacaklilarina ödeme plan yapmayi teklif etmesi yahut yapmasi, illas, iflas erteleme talebinde bulunmasi veya tasfiye takibine maruz kalmasĺ, yahut herhangi bir aktifi dzerinde haciz veya benzeri bir işlem yapilmasi; tasfiyeye gitmesi, herhangi bir yetkili mahkemede tasfiyesine yönelik dava açilmasi, yahut bir rapor sunulmasi;

(g) TTK hükümleri çerçevesinde bir bağli şirket olmasĺ durumunda, hakim şirketin borçlarĺnĺ ödeyemeyeceğini ilan etmesi veya yukarida sayili hallerin hakim şirket bakimindan da gerçekleşmesi,

h) Gerçek kişi ise, hukuki ehliyetini kaybetmesi, tüzel kişi ise faaliyetleri ile ilgili olarak gerekli izin, rahsat, onay veya yetkilerin berhangi bir zamanda geri alinmasi, askiya alinmasi, iptal edilmesi veya önemli bir tarzda değiştirilmesi, ticari faaliyetlerini durdurmasi,

i) Aktiflerinin önemli bir kismi üzerinde tasarrufta bulunmasi yahut bulunma riskinin ortaya çikmasi, yahut bunlarin zapt ve müsade edilmesi.

j) Banka’mn aleyhine lacak şekilde bir başka şirkete devrolmasi, şirket hisselerinin el değiştirmesi, birleşmesi, tür değiştirmesi, kismen veya tamamen bölünmesi vb. durumlarĺn olmasi,

k) Kredilerden doğan taahhütlerini yerine getirmesine mani olacaği yahut tehlikeye sokacaği anlaşilan herhangi bir olayin vuku bunu veya iktisadi şartlarda değişiklik olmasi,

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l) Müşterinin, bu sözleşmeyle yüklendiği taahhüt ve yükümlülüklerinden herhangi birini yerine getirmemesi ya da getirmeyeceğinin belli olmasi,

m) Yasal dönemler itibariyle talep edilen denetlenmiş bilanço, kar-zarar ve diğer mali tablo ve hesaplari veya Banka’nin zaman zaman, kendi takdirine göre isteyeceği hesap ve iş durumu ile mali durumu hakkindaki bilgileri Banks’ya vermemesi,

n) Banka’nin izni olmadan bu sözleşmeden doğan haklanini, sözleşmenin devri veya alacağin temliki yoluyla ya da başka her ne ad altinda olursa olsun kismen de olsa devir ve temlik etmesi,

o) Hakkinda mal gizleme, mal kaçirma, adresi terk gibi davranişlar nedeniyle borcunu ödememe konusunda kanaat oluşmasi ve

P) Bu sayilanlarin dişinda farkli nedenlerde kredibilitesinde ve geri ödeme kabiliyetinde olumsuzluk saptanmasi halinde herhangi bir yazili harda ve başkaca bir bildirimde bulunulmasina veya mehil verilmesine gerek kalmaksizin temerrüde düşeceğini, Banka’nin Müşterinin kredilerinin bir kismim veya tamamini kat ederek muaccel hale getirebileceğini, yine Banka’am bu gerekçelerle sözleşmeyi feshetme hakkina sahip olduğunu, Banka’nin sözleşmeyi feshederek veya feshetneksizin kredisin kat edilmesine yetkili olduğunu kabul ve beyan eder.

Kredinin kat edildiği ve/veya feshi; noter araciliği ile veya iadeli taahhütlu mektupla ya da telgrafla veya güvenli elektronik imza kullanilarak kayitli elektronik posta sistemi ile gönderilecek ihtarla bildirilir. Kredilerin kat edilmesi durumunda, kat edilme aninda faiz/kar payi/komisyon, gider vergisi ve diğer vergi ve sair resim, harç ve KKDF ve benzeri fon ve diğer hususlardan dolayi Müşterinin Bankaya olan bakiye borç veya borçlarinin tamami, kat ihtarinin tebliği ile birlikte Müşteri tarafindan Banka’ya ödenecektir. Kathianin Müşterinin, müşterek borçlu müteselsil kefilin kredi sözleşmesinde yazili adresine çikarilmasi hallerinde ihtar teblig edilmese/edilemese dahi tebliğ edilmiş, tebligat yapilmiş kabul edilir.

Müşteri, borç bakiyesinin tamami ödeninceye kadar, Banka’nin Sözleşme’den doğan bütün haklanini talebe yetkili olacağini, faiz/kar payi/komisyon, gider vergisi ve diğer vergi ve sair resim, harç ve fonlarin kredinin kat’n aninda yürürlükte olan şartlar dairesinde işleyeceğini ve Banka tarafindan kesilen kredi hesap veya hesaplanindaki borç bakiyeleri tamamen ödendiği halde de Müşteri’nin Sözleşme’den kaynakli yükümlülüklerinin synen devam edeceğini kabul, beyan ve taahhüt eder.

Yukarida sayilan haller dişinda, her bir kredi için Taraflara kararlaştirilmiş diğer temenrüt hükümleri de saklidir.

4.2.	Temerrüt Faizi

Müşteri ye, kredi borcuna (taksitlendirilmiş kredilerde taksitlerden herhangi birini) -ödeme tarihinde/ vadesinde/Banka tarafindan her hangi bir nedenle ödeme talep edilen günde- tahakkuk edecek faiz/kar pay/komisyon tutanin, bu tutara ilişkin komisyon, masraf, vergi, resim, harç ve diğer fer’ileri ile birlikte ödememesi veya bu Sözleşmede düzenlenen temerrüt hallerinden birinin ortaya çikmasi halinde; muacceliyet tarihinden itibaren Bankaca bu Sözleşmenin 1.7. maddesinde düzenlendiği üzere Müşteriye kullandim öncesinde, kredi kullandirim koşullarinda bildirilen temerrüt faizi uygulanacaktir.

Faiz/kar payi/komisyon oraninin LIBOR/EURIBOR/GBP LIBOR/TIBOR/TRLIBOR veya benzeri bir orana belirlenen marjin eklenmesi suretiyle hesaplanan kredilerde temerrüt faiz oranin hesaplanmasina esas teşkil eden USD LIBOR/EURIBOR/GBE LIBOR/TIBOR/TRLIBOR vb. oram alacağin muaccel hale geldiği tarih için bu Sözleşmenin 1.8. maddesinde açiklandiği şekilde belirlenecektir.

Kredinin Banka tarafindan ödeme planinda belirlenmiş vadelerden farkli bir tarihte geri çağrildiği ve ödenmediği durumda, kredinin geri çağrildiği ve/veya Banka’ca ödeme talep edilen tarihten bir sonraki geri ödeme dönemi için faiz tutannin hesaplanmasina esas teşkil eden USD LIBOR/EURIBOR/GBP LIBOR/TIBOR/TRLIBOR vb. oran temerüt faiz oranin hesaplanmasina baz alinacaktir.

Müşteri, banka tarafindan kendisine iletilen hesap özetlerine, aldiği tarihten itibaren bir ay içinde noter araciliğiyla itirazda bulunmazsa muhtevasini kabul etmiş sayilacaği gibi; Banka, müşteri mutabakatiran da noterden tasdikli olarak verilmesini talep edebilir.

4.3.	Bankanin Her Zaman Takibe Goçme Tedbir İsteyebileme Yetkisi

Kredi, taşinir veya taşinmaa rehni ile teminata bağlanmiş veya teminat olarak verilmiş olan senetlerin henüz vadeleri gelmemiş olsa bile Banka alacağinin kismen veya tamamen macculiyet kazanmasi halinde, her zaman Misterive karsi haciz yolu ile veya iflas yolu ile takibe geçebilir. Ayrica Banka her türlü alacaği için ihtiyati haciz

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veya ihtiyati tedbir karari alip, uygulayabilir. Banka’nin ihtiyati tedbir veya ihtiyati haciz talebinde bulunmasi halinde, Banka’nin teminat yatirmasi hususunda taraflar mutabik kalmişlardir. Ancak bu durumda mahkeme tarafindan teminat istenmesi halinde alinacak teminat mektuplarindan doğacak komisyon, masraf vs. ödemeler Müşteri’nin sorumluluğundadir.

4.4.	Kanuni Takip Masraflari ve Vekilet Ucreti

Müşteri, gerek kredi kullanimindan, gerekse her ne nitelikte olursa olsun, diğer her türlü hesaplardan, senetlerden, taahhütlerden ve hesabin kat edilmesi veya kredi ya da teminat ilişkisinden dolayi Banka’nin göndereceği ihtarname veya belgeler için yapacaği noter ve benzeri her türlü masraf ve benzeri giderler ile Müşteri aleyhine girişeceği her türlü dava ve kanuni takip masrafi, vekalet ücreti, tahsil harci ve cezaevi yapi harçlarina Banka’ya nakden ve defaten derhal ödemeyi kabul, beyan ve taahhüt eder.

5.	DİĞER HÜKÜMLER

5.1.	Banka ve Müşteri Sirri

Müşteri, Sözleşme hükümleri tahtinda Banka tarafindan kendisine verilen hizmetler nedeniyle Banka’nin vakif olduğu Müşteri’ye ait kimlik bilgileri, adres, iştigal konusu ve bunlarla smarli olmamak üzere her türlü müşteri sirlanma, Müşteri’nin talep ettiği ürün/hizmetin üçüncü kişilerle gerçekleştirilen veya gerçekleştirilecek işbirlikleri sonucu sağlanacak olmasi halinde bu bilgilerin işbirliğinin diğer taraflariyla ve Kredi Garanti Fonu (KGF) kefalet/avali ile kullandirilacak kreciler bakimindan KGF ile paylaşilmasina muvafakat eder. Aynca Müşteri, Banka’nin anilan bilgileri kamu kurum ve kuruluşlari ile paylaşmasina da muafakat eder.

5.2.	Bilgi ve Belge Temini

Müşteri; Banka’nin, kredinin açilmasi, devami ve tasfiyesi sirasinda Müşteri’den her türlü belge, bilgi, taahhütname vesair kağitlari talep etmeye yetkili olduğunu, işbu kredi sözleşmesinde ve bu kapsamda düzenleyeceği senetlerinde imzalan bulunan firma ve şahislarla ilgili olarak Banka tarafindan lüzumlu görülerek istenebilecek ber türlü bilgi ve belgeyi temin ederek Banka’nin isteyeceği süre içinde sunacağini; Banka’nin, Müşteri’yle ilgili olarak uygun göreceği gerek yurtiçi, gerekse yurtdişinda mukim kurum, kuruluş ve finansal kuruluşlar ile resmi dairelere, talep edilecek bilgileri ve belgeleri vermeye ve TCMB, SPK, BDDK, Tapu Müdürlükleri-Tapu Kadastro Paylaşim Sistemi, yeminli mali müşavirler, TTK’ya göre denetçilik görevini yürüten bağimsiz denetim kuruluşlari, Gelir Idaresi Başkanliğ, Vergi Daireleri, Borsalar, Sosyal Güvenlik Kurumu, Trafik Tescil Şube Müdürlükleri gibi resmi kuruluşlar ile Türkiye’de faaliyet gisteren resmi ve özel bankalardan Müşteriyle ilgili bilgi ve belge talep edip almaya yetkili olduğunu ve bu huruşlara muvafakat ettiğini gayrikabili rücu sirette kabul, beyan ve taahhüt eder. Ancak söz konusu belgelerin hata veya yanliş olmasi durumunda, Banki ‘nin herhangi bir sorumluluğunun olmayacağini da kabul, beyan ve taahhüt eder.

Müşteri, Banka’nin gerçek ştireceği veya güncelleyeceği mali analiz ve istihbarat çalişmasi için talep edeceği her türlü bilgi ve belgeyi Banka’ya zamanda iletmeyi kabul, beyan ve taahhüt eder.

Ayrica müşteri üçüncü şahslarin doğrudan doğruya veya dolayli olarak, tek başina veya başkalariyla birlikte, Müşteri’nin sermaye hisselerine sahip olmak yoluyla, sözleşme gereği veya başka bir yolla yönetimini yönlendirme ve politikalarini belirleme yetkisini eline geçirdiğini veya eline geçirmeyi hedeflediğini öğrenmesi halinde bunu derhal Bankaya bildinizeğini, bildirimin almasindan itibaren 30 gün içinde, Bankanin Müşteri’nin ilgili kredi kapsamindaki yükümlüklerini yerine getirmesini veya finansal istikrarini olumsuz etkileyeceğini dinmesi halinde, kredinin iptal edilmesini ve/veya erken geri ödenmesini talep etmesi halinde bu talepleri kabul etmeyi ve buna uygun hareket etmeyi kabul, beyan ve taahhür eder.

5.3.	Müşterinin Kanuni İkametgahi, İletişim Kanallari ve Yetkili İmzalarinda Vaku Bulacak Değişiklikler

Müşteri ve müteselsil kefilleri; bu sözleşmedeki adresini, kanuni ikametgah olarak kullandiğini beyan ve buraya yapilacak tebligatlanin şahsina yapilmiş sayilacağini, bu ikametgahini değiştirse bile yeni ikametgah adresini ticaret siciline tescil ettirerek noter eliyle tebliğ ettirinceye kadar ilk ikametgahina yapilacak tebliğlerle ilgili hiç bir itiraz hakkinin bulunmayacağini, ye kili imzalarinda oluşacak değişiklikleri de noter eliyle tebliğ ettirinceye kadar bundan doğacak zararlardan dolayi Banka’nin hiç bir sorumluluğu olmayacağim ve Banka’ya karşi bir talep hakkini olamayacağimi peşinen kabul, beyan ve taahhüt eder.

Müşteri, Banka tarafindan faks veya e-posta üzerinden iletişim kurulmasina cevaz verilen hallerde, hangi faks numarasi/e-posta adresinden talimat ileteceğini önceden yazili olarak bildireceğini, yalniz yetkililer tarafindan Banka’ya faks/e-posta ile talimat iletilmesi hususunda gerekli tedbirleri alacağini, talimatin bütün sayfalannun yetkilileri tarafindan imzalanacaği, talimatin orijinal nüshasini teyit için dechai Banka’ya taahhütlü olarak posta ile göndereceğini ve her halükarda yürürlükteki mevzuatin hükümlerine aynen uyacağini peşinen kabul, beyan ve taahhüt eder.

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Banka, Müşteri tarafindan faks/e-posta ile verilen talimati yazili teyidi beklemeden yerine getirecek olup talimatin üzerindeki imzalari karşilaştirirken makul bir dikkat gösterecektir. Banka ilk bakişta ayirt edilemeyecel imza benzerlikleri ile hile ve sahteciliklerin sonuçlarindan, bağli olduğu genel veya özel iletişim vasitalarnin İşlememesinden veya arizalanmasindan, faks/e-posta ile gelen bilgi ve talimatin yanliş veya yetersiz olmasindan ya da yanliş veya değişik veya eksik iletilmiş olmasindan sorumlu değildir. Müşteri, Banka’ya faks/e-posta ile talimat iletmesinin bitin sonuçlarini kabul ederek bundan doğacak sorumlulukian üstlenmiş olup; Banka, bu maddede yer alan iletişim kanallarindan kaynaklanmak üzere herhangi bir kusurunden, zararlardan, kar mahrumiyetinden, manevi zararlardan ve temerit faizinden sorumlu olmayacaktir. Banka, herhangi bir neden ileri sürmesi gerekmeksizin, faks/e-posta ile iletilen talimati yerine getirmeyi red hakkini sakli tutar.

Müşteri, işbu Sözleşme hükümleri kapsaminda kendi sorumluluklarinin ifasinda Banka’nin ifa yardimcilan, personeli ve kullandiği, kullanacaği bilcümle vasitalar (PTT, DHL, TNT, Kurye ve Kargo gibi) nedeniyle meydana gelebilecek her türlü zararlardan Bankanin herhangi bir sorumluluğun bulunmadiğini, bu konuda her ne nam altinda olursa olsun her türlü talep, dava haklarindan peşinen feragat ettiğini kabul, beyan ve taahhüt eder.

Müşteri, tüzel kişi olmasi durumunda; anasözleşmesini, ticaret sicil memurluğu tarafindan düzenlenmiş olan temsil ve ilzam yetkililerini gösteren yetki belgesini ve şirket yetkililerinin imzalarini tevaik eden noter tasdikli imza sirkülerini ibraz etmekle, yetkililerde ve/veya yetkilerinde değişiklik olmasi halinde, bunlari gösteren yeni belgeleri Banka’ya zamaninda bildirmekle yükümlü bulunduğuna; değişiklik Banka’ya Müşteri tarafindan bildirilinceye kadar mevcut belgelerin geçerli olmaya devam edeceğini kabul ve beyan eder.

Banka, kredisin Müşteri’nin vekili araciliği ile kalandianisma kabul ettiği takdirde Müşteri, vekaletnamenin bizzat kendisi veya vekili tarafindan Banka’ya ibraz edileceğini; vekaletin sona erdiğinin kendisi tarafindan veya gerçek kişi olmasi ve ölümü halinde marçilar tarafindan yazili olarak Banka’ya bildirilmediği sürece, ba vekaletnameye istinaden yapilacak işlemlerin bağlayici olacağini; Banka’nin bu işlemlerde vekaletten azil olup olmadiğini araştirma yükümlülüğü bulunmadiğini kabul ve beyan eder.

Müşteri, bu maddede belirtilen belgelerde meydana gelecek değişikliklerin zamaninda yazili olarak Banka’ya bildirilmemesinden ve vekiletamenin sahte veya tahrif edilmiş olmasindan dolayi uğrayabileceği zararlardan Banka’nin sorumlu olmayacağini kabul ve beyan eder.

5.4.	Yetkili Mahkeme ve İcra Daireleri

Müşteri ile müşterek borçlu ve müteselsil kefilleri; işbu sözleşmeden doğacak her türle anlaşmazliklarda İstanbul Anadolu Adliyesi Mahkemeleri ve lera Dairelerinin yetkisini kabul eder. Ancak Banka; Müşterinin veya müleselsil kefilin ikametgahs ve bulunduğu yerle, Mügerisine veya müteselsil kefile ait mal ve değerlerin bulunduğu yerlerin veya kredinin kullandirildiği/nakledildiği şubenin/bölge müdürlüğünün bulunduğu yerin adli mercilerine gerektiğinde başvurabilir.

5.5.	Delil Sözleşmesi

Müşteri ile müşterek borçlu ve müteselsil kefilleri; Banka ile aralarinda çikacak her türlü anlaşmalarda Banka’nin defter ve kayitlarinin, bu kayitlar içeriğinde yer alan Banka’ya ileitikleri her türlü yazi, faks ve e-posta bildirimlerinin Hukuk Muhakemeleri Kanunu’nun 193. maddesi uyarinca kosin delil olacağini kabul, beyan ve taahhüt eder.

5.6.	Müstakriz Fen Sözleşmesi

Taraflar; Bankacilik Kanune’nun 60. maddesi ve Bankacilik Dzenleme ve Denetleme Kurulu’nun 2 Şubat 2015 tarih ve 24049440.010.06.02[5/1]-1-2015/1 sayli Genelgesi çerçevesinde aşağidaki şartlarda karşilikli olarak anlaşmiştir. Taraflar, konu ile ilgili mevzuatin değişmesi ve aşağidaki şartlarla mevzuat arasinda farklik oluşmasi halinde aşağidaki şartlarda herhangi bir değişiklik yapilmasina gerek olmaksizin yürürlükteki mevzuat hükümlerinin uygulanacag husurura kabul, beyan ve taahhüt ederler.

Taraflar,

Müşterinin Banka nezdindeki hesabinin bakiyesinin, Müşteri’n Banka’daki toplam nakdi kredi bakiyesini aşmayacaği, Müşterinis nakdi kredi bakiyesinde azalma olmasi veya kredi ilişkisinin sona ermesi halinde, Müşteri’nin hesabinda kredi bakiyesini aşan tutardaki bakiyelerin tasfiye edilmesinin gerekeceği, bunun için İşbu Sözleşme hükümleri gereği yapilmasi gereken tüm işlemleri derhal yerine getireceklerini karşilikli olarak kabul, bayan ve taahhüt ederler.

18 | 30

Banka ile Müşteri arasindaki kredi sözleşmelerinin teminatini oluşturmak üzere Banka nede bulundurulan nakit teminatlarin, söz konusu kredinin vadesi boyunca işbu madde olan Müstakriz Fon Sözleşmesi’nde belirtilen hükmün kapsamina dahil olmadiği hususunda matabiktirlar.

Müşteri’nin ödeme, fon transferleri ve tahsilat işlemleri ile ilgili Banka’dan aracilik işlemi talep etmesi halinde, bu amaçlarla Müşteri’nin Banka’ya ileteceği paralann kime, ne zaman, ne şekilde ödeneceğinin işlem talebi ile birlikte açikça belirtileceği, bu şekilde Banka’ya iletilen paralarin Müşteri’nin talep ettiği işlemin niteliğine uygun makul streleri aşmayacak şekilde Banka nezdindeki geçici hesaplarda tutulacaği ve vadeli veya vadesiz mevdual veya müstakriz hesaplarina benzer uygulamalara konu edilmeyeceği ve bu paralara faiz uygulanmayacaği hususlarinda karşilikli olarak anlaşmişlardir.

5.7.	Ek Kredi Şartlari

Taraflar, Sözleşme kapsuninda kullandirilacak kredilerin yukarida belirtilen şart ve esaslar dahilinde kullandirilabileceği gibi, bunlara ek olacak mutabik kalarak belirlenecek ek özel şartlara da tabi olabileceği bususunda anlaşmişlardir. Kullanicak kredi türünden kaynaklanan ve işbu sözleşmede yer almayan ilave hüküm ve şartlar ile bu krediler için düzenlenecek el şartlarda işbu sözleşmenin ayrilmaz bir parçasi olacaktir.

5.8.	Önceki Sözleşmeler ile Bağlanti

Bu sözleşmenin yürürlüğe girmesinden önce kullandirilan krediler bu krediler için imzalanmiş süzleşme/sözleşmeler ve onun/cnlarin ayrilmaz bir parçasi olan eklerindeki hükümler çerçevesinde sonuçlandinacak olup, işbu sözleşmenin imza tarihinden sonraki kullandirimlar bakimindan bu sözleşme ve eki Özel Şartlar hükümleri geçerli olacaktir.

5.9.	Kredinin Türev İşlemler İçin Kullandirilmasi

İşbu sözleşme kapsaminda Müşteri için belirlenen kredi limitinin tamaminin veya bir kisminin vadeli döviz alim-satim işlemleri, opsiyon, futus vb. türev işlemlerinde kullandirilmasi halinde, Müşteri alan işlemler için gerekli sözleşme, dekort vs. tüm belgeleri Banka ile imzalayacağa ve ayrica işlemin ve teminatlandirmanin dete uygun sözleşme hükümlerinin uygulanacağini kabul, beyan ve taahhüt eder.

Aşağida imzasi bulunan Müşteri, Sözleşmeyi müzakere etmek suretiyle, menfaatlerine aykiri olabilecek düzenlemeleri ve sonuçlarini bileret ve anlayarak kabul ettiğini, Türk Eximbark Genel Kredi Sözleşmesinin ve eki Özel Şartlarin tamamini okuduğunu ve her sayfayi imza veya paraf etmeye gerek olmadiğini, sadece imza hanesinin bulunduğu sayfayi imzalamiş olmikla tüm sözleşme hükümlerinin hakkinda geçerli olacağini kabul, beyan ve taahhüt eder.

Steleme Tarihi:

BANKA	:	TÜRKİYE İHRACAT KREDİ BANKASI AŞ.
İMZA	:
MÜŞTERİ	:
AD SOYAD / FİRMA UNVANI	:
ADRES	:
VERGİ DAİRESİ/VERGİ KİMLİK NO	:
İMZA	:

Huzurumda imzalanan işbu Sözleşmede rnzasi bulunanlarin firmayi temsil ve ilzama yetkili olduklari ticaret sicil gazetesi ve imza sirkülerinden saptanmistir.

Türk Eximbank Vetkilisi

Adi Soyadi

Uavan

Imza

19 | 30

KEFİL-I

Aşağida imzasi bulunan Kefil, sözleşmeyi müzakere etmek suretiyle, menfaatlerine aykiri olabilecek düzenlemeleri ve sonuçlarini bilerek ve anlayarak kabul ettiğini, bu suretle Muteselsil Kefil sifatiyla yükümlülük altina girdiğini / ticari kararinin bu yönde olduğunu ve Türk Eximbank Genel Kredi Sözleşmesi ve eki Özel Şartlarin tamamin okuduğunu ve her sayfayi imza veya paraf etmeye gerek olmadiğini, sadece imza hanesinin bulunduğu sayfayi imzalamiş olmakla tüm sözleşme hükümlerinin hakkinda geçerli olacağini kabul, beyan ve taahhüt eder.

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

KEFALET LİMİTİNİN ARTTIRILMASI

Önceki Limit*

Yalniz**

Artirilan Limit*

Yalniz**

Toplam Limit*

Yalniz**

*	Bu bölüme tutarlar TL ya da döviz cinsinden rakam ile yazilacaktir.
**	Bu bölüme tutarlar yazi ile yazilacaktir.

Kefil Ad-Soyad/Unvan	:

Limit Arttirim Tarihi	:

İmza	:

Kefil Olunan Azami Miktar Ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

20 | 30

KEFİL-2

Aşağida imzasi bulunan Kefil, sözleşmeyi müzakere etmek suretiyle, menfaatlerine aykiri olabilecek düzenlemeleri ve sonuçlarini bilerek ve anlayarak kabul ettiğini, bu saretle Müteselil Kefil sifatiyla yükümlülük altina girdiğini/ ticari kararinin bu yende olduğunu ve Türk Eximbank Genel Kredi Sözleşmesi ve eki Özel Şartlarin tamamini okuduğunu ve her sayfayi imza veya paraf etmeye gerek olmadiğini, sadece imza hanesinin bulunduğu sayfayi imzalamiş olmakla tüm sözleme hükümlerinin hakkinda geçerli olacağini kabul, beyan ve taahhüt eder.

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

KEFALET LİMİTİNİN ARTTIRILMASI

Önceki Limit*

Yalniz**

Artirilan Limit*

Yalniz**

Toplam Limit*

Yalniz**

*	Bu bölüme tutarlar TL ya da döviz cirsinden rakam ile yazilacaktir.
**	Bu bölüme tutarlar yazi ile yazilacaktir.

Kefil Ad-Soyad/Unvan	:

Limit Arttirim Tarihi	:

İmza	:

Kefil Olunan Azami Miktar Ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

21 | 30

KEFİL-3

Aşağida imzasi bulunan Kefil, sözleşmeyi müzakere etmek suretiyle, menfaatlerine aykiri olabilecek düzenlemeleri ve sonuçlarini bilerek ve anlayarak kabul ettiğini, bu suretle Müteselsil Kefil sifatiyla yükümlülük altina girdiğini/ ticari kararinin bu yönde olduğunu ve Türk Eximbank Genel Kredi Sözleşmesi ve eki Özel Şartlarin tamamini okuduğunu ve her sayfayi imza veya paraf etmeye gerek olmadiğini, sadece imza hanesinin bulunduğu sayfayi imzalamiş olmakla tüm sözleşme hükümlerinin hakkinda geçerli olacağini kabul, beyan ve taahhüt eder.

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

KEFALET LİMİTİNİN ARTTIRILMASI

Önceki Limit*

Yalniz**

Artirilan Limit*

Yalniz**

Toplam Limit*

Yalniz**

*	Bu bölüme tutarlar TL ya da döviz cinsinden rakam ile yazilacaktir.
**	Bu bölüme tutarlar yazi ile yazilacaktir.

Kefil Ad-Soyad/Unvan	:

Limit Arttirim Tarihi	:

İmza	:

Kefil Olunan Azami Miktar Ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

22 / 30

KEFİL-4

Aşağida imzasi bulunan Kefil, sözleşmeyi müzakere etmek suretiyle, menfaatlerine aykiri olabilecek düzenlemeleri ve sonuçlarini bilerek ve anlayarak kabul ettiğini, bu suretle Müteselsil Kefil sifatiyla yükümlülük altina girdiğini / ticari kararmin bu yönde oldugunu ve Türk Eximbank Genel Kredi Sözleşmesi ve eki Özel Şartlarin tamamini okudugunu ve her sayfayi imza veya paraf etmeye gerek olmadiğini, sadece imza hanesinin bulundugu sayfayi imzalamiş olmakla tüm sözleşme hükümlerinin hakkinda geçerli olacağini kabul, beyan ve taahhüt eder.

Kefil Ad-Soyad/Unvam	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi   ile  :

KEFALET LİMİTİNİN ARTTIRILMASI

Önceki Limit*

Yalniz**

Artirilan Limit*

Yalniz**

Toplam Limit*

Yalniz**

*	Bu bölüme tutarlar TL ya da döviz cinsinden rakam ile yazilacaktir.
**	Bu bölüme tutarlar yazi ile yazilacaktir.

Kefil Ad-Soyad/Unvan	:

Limit Arttirim Tarihi	:

İmza	:

Kefil Olunan Azami Miktar Ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi   ile  :

23 / 30

KEFİL-5

Aşagida imzasi bulunan Kefil, sözleşmeyi müzakere etmek suretiyle, menfaatlerine aykiri olabilecek düzenlemeleri ve sonuçlarini bilerek ve anlayarak kabul ettiğini, bu suretle Müteselsil Kefil sifatiyla yükümlülük altina girdiğini / ticari kararinin bu yönde oldugunu ve Türk Eximbank Genel Kredi Sözleşmesi ve eki Özel Şartlarin tamamini okudugunu ve her sayfayi imza veya paraf etmeye gerek olmadiğini, sadece imza hanesinin bulundugu sayfayi imzalamiş olmakla tüm sözleşme hükümlerinin hakkinda geçerli olacağini kabul, beyan ve taahhüt eder.

Kefil Ad-Soyad/Unvam	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi   ile  :

KEFALET LİMİTİNİN ARTTIRILMASI

Önceki Limit*

Yalniz**

Artirilan Limit*

Yalniz**

Toplam Limit*

Yalniz**

*	Bu bölüme tutarlar TL ya da döviz cinsinden rakam ile yazilacaktir.
**	Bu bölüme tutarlar yazi ile yazilacaktir.

Kefil Ad-Soyad/Unvan	:

Limit Arttirim Tarihi	:

İmza	:

Kefil Olunan Azami Miktar Ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi   ile  :

24 / 30

KEFİL-6

Aşağida imzasi bulunan Kefil, sözleşmeyi müzakere etmek suretiyle, menfaatlerine aykiri olabilecek düzenlemeleri ve sonuçlarini bilerek ve anlayarak kabul ettiğini, bu suretle Müteselsil Kefil sifatiyla yükümlülük altina girdiğini / ticari kararinin bu yönde olduğunu ve Türk Eximbank Genel Kredi Sözleşmesi ve eki Özel Şartlarin tamamini okuduğunu ve her sayfayi imza veya paraf etmeye gerek olmadiğini, sadece imza hanesinin bulunduğu sayfayi imzalamiş olmakla tüm sözleşme hükümlerinin hakkinda geçerli olacağini kabul, beyan ve taahhüt eder.

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

KEFALET LİMİTİNİN ARTTIRILMASI

Önceki Limit*

Yalniz**

Artirilan Limit*

Yalniz**

Toplam Limit*

Yalniz**

*	Bu bölüme tutarlar TL ya da döviz cinsinden rakam ile yazilacaktir.
**	Bu bölüme tutarlar yazi ile yazilacaktir.

Kefil Ad-Soyad/Unvan	:

Limit Arttirim Tarihi	:

İmza	:

Kefil Olunan Azami Miktar Ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

25 | 30

KEFİL-7

Aşağida imzasi bulunan Kefil, sözleşmeyi müzakere etmek suretiyle, menfaatlerine aykiri olabilecek düzenlemeleri ve sonuçlarini bilerek ve anlayarak kabul ettiğini, bu suretle Müteselsil Kefil sifatiyla yükümlülük altina girdiğini / ticari kararinin bu yönde olduğunu ve Türk Eximbank Genel Kredi Sözleşmesi ve eki Özel Şartlarin tamamini okuduğunu ve her sayfayi imza veya paraf etmeye gerek olmadiğini, sadece imza hanesinin bulunduğu sayfayi imzalamiş olmakla tüm sözleşme hükümlerinin hakkinda geçerli olacağini kabul, beyan ve taahhüt eder.

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

KEFALET LİMİTİNİN ARTTIRILMASI

Önceki Limit*

Yalniz**

Artirilan Limit*

Yalniz**

Toplam Limit*

Yalniz**

*	Bu bölüme tutarlar TL ya da döviz cinsinden rakam ile yazilacaktir.
**	Bu bölüme tutarlar yazi ile yazilacaktir.

Kefil Ad-Soyad/Unvan	:

Limit Arttirim Tarihi	:

İmza	:

Kefil Olunan Azami Miktar Ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

26 | 30

KEFİL-8

Aşağida imzasi bulunan Kefil, sözleşmeyi müzakere etmek suretiyle, menfaatlerine aykiri olabilecek düzenlemeleri ve sonuçlarini bilerek ve anlayarak kabul ettiğini, bu suretle Müteselsil Kefil sifatiyla yükümlülük altina girdiğini / ticari kararinin bu yönde olduğunu ve Türk Eximbank Genel Kredi Sözleşmesi ve eki Özel Şartlarin tamamini okuduğunu ve her sayfay, imza veya paraf etmeye gerek olmadiğini, sadece imza hanesinin bulunduğu sayfayi imzalamiş olmakla tüm sözleşme hükümlerinin hakkinda geçerli olacağini kabul, beyan ve taahhüt eder.

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

KEFALET LİMİTİNİN ARTTIRILMASI

Önceki Limit*

Yalniz**

Artirilan Limit*

Yalniz**

Toplam Limit*

Yalniz**

*	Bu bölüme tutarlar TL ya da döviz cinsinden rakam ile yazilacaktir.
**	Bu bölüme tutarlar yazi ile yazilacaktir.

Kefil Ad-Soyad/Unvan	:

Limit Arttirim Tarihi	:

İmza	:

Kefil Olunan Azami Miktar Ve Döviz Cinsi	:

-    Rakam ile  :

-    Yazi ile  :

27 | 30

GENEL KREDİ SÖZLEŞMESİ KAPSAMINDAKİ KREDİ LİMİTİNİN ARTIRILMASI

İşbu limitin artirilmasina ilişkin ek, ...../...../...... tarihli Türk Eximbank Genel Kredi Sözleşmesinin ve eki Özel Şartlann ayrilmaz bir parçasi olup toplam limiti, bu defa aşağida belirtilen tutar kadar artirilmiştir. Sözleşmenin diğer hükümleri ve sözleşmeden doğan tüm yükümlülükler, artirilan miktar için de aynen geçerli olmaya devam edecektir.

Tarih: ...../...../......

Önceki Limit*

Yalniz**

Artirilan Limit*

Yalniz**

Toplam Limit*

Yalniz**

*	Bu bölüme tutarlar TL ya da döviz cinsinden rakam ile yazilacaktir.
**	Bu bölüme tutarlar yazi ile yazilacaktir.

MÜŞTERİ	:

AD SOYAD / FIRMA UNVANI	:

ADRES	:

VERGİ DAİRESİ/VERGİ KİMLİK NO	:

İMZA	:

28 | 30

İÇİNDEKİLER

1.	GENEL HÜKÜMLER	1

1.1.	Taraflar ve Kredi Limiti	1

1.2.	Tanimlar	1

1.3.	Kredi Türleri	1

1.4.	Kredinin Kullandirilmasinda Banka’nin Yetkileri	2

1.5.	Kredi Limiti İptali, Azaltilmasi ve Artinimasi	2

1.6.	Kredi Para Birimi	2

1.7.	Kredi Kullandirim Koşullar	2

1.8.	Kredi Faizi/Kar Payi ve Komisyon	3

1.9.	Komisyon, Vergi ve Masraflar	4

l.l0.	Gayrinakdi Krediler Açilmasi ve Kullandirilmasi (Teminat Mektubu ve Kontr-Garantiler)	5

1.11.	Kredinin Geri Ödenmesi	8

2.	TEMİNATLA İLGİLİ HÜKÜMLER	9

2.1.	Kredisin Teminat Karşiliğ Kullandilmasi	9

2.2.	Teminatlan Bankanm Her Türlü Alacaklarinin Karşiliği Teşkil Elmesi	9

2.3.	Sigorta	10

2.4.	Banka Teminat Mektubunun ve Garantilerin Tabi Olacaği Esaslar	10

2.5.	Ticari Senet Temliki ve Rehni	10

2.6.	Hisse Senedi, Tahvil ve Vadeli Hazine Bonesu Rehni	11

2.7.	Alacan Temliki	11

2.8.	Gayrimenkul Rehni	12

2.9.	Kefalet	12

2.10.	Taşinir Rehni	13

3.	MÜŞTERİNİN DİĞER YÜKÜMLÜLÜKLERİ	13

3.1.	Teşvik Uygulamalan ileYakamlülükler	13

3.2.	Müşterinin İlgili Mevzuatan Loğan Yükümlülükleri	14

4.	TEMERRÜT, TAKİP VE TAHSİLE İLİŞKİN HÜKÜMLER	15

4.1.	Temer/Borçlara Musceliye Verilmesi ve Takip Hükümleri	15

4.2.	Temer Faizi	16

4.3.	Bankanin Her Zaman Takibe Geçme Tedbir İsteyebilme Yetkisi	16

4.4 .	Kanuni Takip Masraflari ve Vekalet Ücreti	17

5.	DİĞER HÜKÜMLER	17

5.1.	Banka ve Müşteri Sim	17

5.2.	Bilgi ve Belge Temini	17

5.3.	Müşterinin Kanuni Ikametgahi, İletişim Kanallari ve Yetkili İmzalaninda Vuku Bulacak Değişiklikler	17

5.4.	Yetkili Mahkeme ve lera Daireleri	18

5.5.	Delil Sözleşmesi	18

5.6.	Müstakri Fon Sözleşmesi	18

5.7.	Ek Kredi Şartlari	19

5.8.	Önceki Sözleşmeler ile Beglart	19

5.9.	Kredinin Türe İşlemler İçin Kullandirilmasi	19

GENEL KREDİ SÖZLESMESİ KAPSAMİNDAKİ KREDİ LİMİTİNİN ARTIRİLMASİ		28

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TÜRKIYE IHRACAT KREDI BANKASI A.Ş.

(TÜRK EXIMBANK)

Saray Mahallesi, Ahmet Tevfik İleri Caddesi, No 19

34768, Ümraniye - İSTANBUL

Ticaret Sicil Memurlugu; İstanbul, Ticaret Sicil No: 845859

TÜRK EXIMBANK

TÜRKİYE İHRACAT KREDİ BANKASI A.Ş.

(TÜRK EXIMBANK)

GENERAL LOAN AGREEMENT

SPECIAL CONDITIONS

(Version: 00/2017)

1. Parties and Credit Limit

On one side, TÜRKİYE İHRACAT KREDI BANKASI A.Ş. (Türk Eximbaank), hereinafter referred to as (Bank), and on the other side, MNG Havayollari ve Taşimacilik Anonim Şirketi, residing at Wow Convention Center IDTM Bakirkiy 34149 Istanbul, hereinafter referred to at (Customer) made an agreement under the following terms and conditions accepted by the parties subject to Türk Eximbank General Loan Agreement (Agreement) provisins for opening it credit with #50,000.000 USD (only Fiftymillion USD) limit.

The Customer accepts, declares and undertakes that these Special Conditions are an integral part of the Türk Eximbank General Loan Agreement.

2. Special Provisions

2.1. Insurance Interest Deduction

In cases where the Bank makes interest discounts for customers benefiting from Türk Eximbank Export Credit Insurance programs, the determination of the interest discount to be applied is based on the fact that the customer is insured as of the date of use of the loan. If the customer is insured after the date of using the loan, he/she will not be able to request an interest refund, and if the policy expires and the policy is not renewed within the maturity of the risky loans, the interest deduction application may be eliminated for new loans to be used.

2.2. Commitment Obligation

The Customer accepts, declares and undertakes that, the export subject to the credit will not be re-export (export of imported goods), export made within the scope of transit trade, barter and related transactions, free export, export made within the framework of the provisions of border trade, exports to Unbonded Warehouses and exports to Free Zones (excluding the part of exports made from Turkey to free zones sent to third countries), sales and deliveries considered as exports and exports benefiting from Türk Eximbank International Credits/Guarantee, and exports that are taken as commitment within the scope of other export Credit Programs,

It is essential that the export commitment is closed with the export of the goods that are undertaken to be exported in the application form for the loans used for financing the export of goods,

The TRCB cross rates on the Customs Declaration registration date/invoice date will be applied in associating the exports/sales of goods and foreign exchange earning services realized in a foreign currency different from the one undertaken/used at the time of the loan request with the commitment obligations,

In the conversion of export/service amounts in Turkish Lira into credit currency, the TRCB’s relevant foreign exchange selling rate on the Customs Declaration registration date/invoice date will be taken as a basis,

In the loans extended in Turkish Lira, the commitment amount of goods and foreign exchange earning services will be monitored in USD,

Other than the incentive applications regulated in Article 3.1. of the Agreement;

•

It is essential to realize the goods/foreign exchange earning service and sales commitment within the credit period, which consists of the principal amount of the loan in Turkish Lira loans, and the sum of the loan’s principal, interest and expenses, if any, in foreign currency loans,

•

It will close the foreign currency earning service commitments regarding the loans with the submission of the commitment closing forms showing the breakdown of the invoices issued within the scope of the said services, approved by the Sworn-in Certified Public Accountant (YMM) and Certified Public Accountant (SMMM) and the Foreign Exchange Purchase Documents (for foreign currency loans), and if requested by the Bank, it will submit the invoices in these forms in due time,

•	It will certify the originals of the commitment closing documents requested by the Bank within the scope of the loans, within the periods specified in the incentive legislation,

•

In case it is determined that the commitment of export/sale of goods and foreign currency earning services arising from loans is not fulfill partially or completely within the terms and conditions set forth in this Agreement and Special Conditions, the provisions of article 2.3 of these Special Conditions will be valid.

2.3. Commitment Penalty

The Customer hereby irrevocably accepts, declares and undertakes that it will immediately pay to the relevant authorities and/or the Bank;

•

Provided that all administrative and financial responsibility belongs to it; if the credits are used contrary to the conditions published by the incentive certificate or the competent authorities or the export, sale and similar commitments of goods and foreign currency earning services arising from the loans used within the scope of this Agreement are not fulfilled partially or completey for any reason over the rate corresponding to the unrealized portion of the commitment,

•

The taxes, charges, commissions, etc., which were previously exempted for the loan, if any, with penalties according to the relevant legislation, a commitment penalty equal to the interest amount previously collected for the relevant loan, together with the penalties and additions to the applied privileges,

•

In addition, Banking and Insurance Transaction Tax (BITT) to be calculated over the said interest and other expenses, and other exempted taxes, duties, fees and funds arising from the loan transactions, at the rate of non-realization of the commitment,

•	Together with the additional amount to be calculated by taking into account the delay between the date of application of the exemption and privileges and the date of collection,

•	without the need for any warning or prosecution pursuant to the provisions of the Law No. 6183 on the Procedure for the Collection of Public Receivables and the Tax Procedure Law No. 213,

•	Actions will be taken in accordance with the provisions of the relevant decision, communiqué and circular for the obligations regarding Resource Utilization Support Fund,

•

And the Bank is also authorized to debit these amounts to the Customer’s credit account, and if it claims that the collection made from the Bank is unfair, it can only assert these claims against the competent official authorities.

3. Obligations Regarding Loan Programs

3.1. Loans Used from TRCB Resources

The customer hereby agrees, declares and undertakes it advance that,

It will use the loan in accordance with all decisions, communiqués, circulars and instructions of the TRCB regarding these loans,

USD LIBOR/EURIBOR/GBP LIBOR and TIBOR and similar rates, which constitute the basis for calculation of the interest rate to be applied to the loan, with be determined by TRCB in cases where the loan is funded by the TRCB source, and will be determined as specified in Article 1.8 of this Agreement, in cases where it is funded from the Bank’s resources,

If the loan is made available primarily from the Bank’s resources and then submitted to TRCB source for rediscount, the increase that may occur in the rediscount interest rates during the elapsed period may be reflected in the interest rate applied to the loan,

If the transactions primarily made available from the Bank’s resources are not accepted for rediscount by the TRCB, the loan interest rate will be increased to the interest rate determined for the loans fully extended from the resources of our Bank for the appropriate maturity on the date the loan is extended, and the difference interest will be deducted from the loan user company in cash or the export value to be collected at maturity,

Regarding the extension from TRCB resources, if the loan is not used within two business days following the date of approval although the approval of TRCB Headquarter approval is obtained, or the issued bill is not accepted by the TRCB as it does not meet the necessary conditions, or if the requested information and documents are not submitted to the Bank within the stipulated time, the loan amount allocated will be cancelled, and commitment commission of the cancelled amount at the rate of 0, 1% over the Turkish Lira equivalent of the canceled amount calculated according to the TRCB’s foreign exchange buying rate on the allocation date and BITT will be paid to the Bank,

The Turkish Lira equivalent of the loans will be calculated at the foreign exchange buying rate to be notified to the Bank by the TRCB as of the date of extension,

In case of early repayment of the loan, no refund will be made from the interest collected through discount at the time of extension,

In case the loan amount is repaid after the original maturity, if the loan debt to be calculated by adding default interest to be calculated over the rate specified in the Export and Foreign Currency Earning Services Rediscount Loan Implementation Directive (Implementation Directive) for the period between the maturity date and the actual payment date and its BITT to the loan amount is requested to be repaid in Turkish Lira, the Turkish Lira equivalent calculated at the Bank’s collection rate and notified to it will be paid,

When the loan is financed from the Bank’s resources, the default provisions set out in Article 4 of the Agreement will be taken as a basis,

It will certify the export of goods and foreign currency earning services in the amount of bonds issued by the TRCB within the periods determined in the implementation Directive and with the information and documents set out in the Implementation Directive,

In the event that it does not fufill all of its commitment for goods and foreign currency earning services year, twice within the commitment closing period, new loan requests will be accepted one year after the date of non-fulfillment of the commitment for the second time,

In case the loan is recalled by the TRCB before the maturity date, it will pay to TRCB the difference interest requested for the amounts repaid by the Bank before the maturity date, together with the relevant taxes and other duties, fees and funds, and if it not repaid for any reason, and the promised service or export is not realized in accordance with the procedures partially or completely within the periods specified in the Implementation Directive and within the framework of other conditions, it will be deemed to be in default, and it will immediately pay the penalty amount calculated as specified in the Implementation Directive and notified to the Bank for the portion of the commitment that is not realized, and in cases where the loan is jointly financed from the TRCB and the Bank’s resources; it will immediately pay the amount calculated by TRCB and notified to the Bank for the duration financed from TRCB resources, and the total amount calculated by the Bank as specified in article 2.3 of these Special Conditions for the duration financed from the Bank’s resources, and the changes to be made later by the TRCB regarding the amount of penalties in question will be paid to the Bank immediately after it is notified to it by the Bank,

If it is documented that the export and foreign currency earning service commitment is realized within the periods specified in the Implementation Directive after the sanction is applied, the Bank is authorized to set off BITT and other taxes and penalties, from the RUSF and all other sanctions and interest amounts applied by the TRCB, if the Bank is able to recover from the relevant authorities, and any debt and loans of the Bank, that it will not demand the refund of any part of the loan interest extended from the Bank’s resources, and that if the TRCB will debit the Bank’s accounts ex officio by imposing sanctions due to this loan, it will pay this amount upon the first written request of the Bank, immediately and in full, together with the default interest determined in the Agreement, for the period from the date the Bank’s account is debited to the actual payment date,

It accepts the application procedures and principles, including the interest rates to be determined and changed by the TRCB, as well as the provisions of communiqués, circulars, notices, etc., issued or to be issued by the TRCB, the loan will expire at maturity and it will close the loan by paying immediately and in full,

If the TRCB does not approve the loan for any reason, the Bank will not be liable for this reason,

In post-shipment financing transactions;

In case the maturity of the policy, bond or policy based on letter of credit subject to the loan coincides with a holiday in the countries where it will be credited to the correspondent bank account, the first business day following this will be considered as the payment day,

If there is a premium debt arising from Türk Eximbank Export Credit Insurance, this amount will be deducted from the amount of loan extended,

In transactions carried out within the scope of the Bank’s Short-Term Export Insurance; the credit risk will be covered primarily by the export prices that the importer company will transfer to the Bank accounts regarding the export transaction subject to the loan, and in case the export price subject to the loan is not paid by the importer at maturity, the amounts excluded from the crediting process with the Bank due to the transactions for the same buyer, if any, and the shipping costs that are not credited, will be deducted from the overdue credit debt extended to the same buyer,

In transactions carried out with domestic bank guarantees, it is responsible for the repayment of the credit balance subject to the loan to the Bank by the importer company at maturity, and in case the export receivable for which loan is provided is not paid by the importer on due date (except for confirmed letters of credit); it will pay the policy price together with default interest, BITT and other taxes and other duties, fees and funds, if any, on the 2nd business day following the date of payment notification made to it, at the latest,

In confirmed letters of credit, the export receivable will be transferred by the domestic confirming bank to the Bank accounts specified in the notice letter to be sent by the Bank, with the payment value date specified in the letter of credit,

If the loan is repaid by the Customer, a Foreign Exchange Purchase Document will not be issued,

No interest can be demanded for the days when the export price foreign currency remains at the Bank,

The amounts that will be received by the Bank accounts on the name of the Customer and the accounts to be opened with the Bank in the name of the Customer will be pledged to the Bank and that no interest will be paid for the amounts that will be received at these accounts, and the Bank will reserve the right to set off the amounts in these accounts primarily to the overdue loan debts of the company, if any, to the Bank,

The Bank’s collection rate/parity will be taken as the basis while converting the amounts in different foreign currencies received at the accounts with the Bank, into the relevant foreign currency types,

The Bank has no obligation to credit all transactions with a buyer limit within the scope of Short-Term Export Credit Insurance and reserves the right not to extend credit to companies that have not fulfilled their insurance obligations,

While converting the amounts in different foreign currencies received at the Bank accounts to other foreign currencies, transactions will be made at the foreign exchange buying and/or selling rates announced by the Bank at the time of the transaction, foreign exchange losses incurred during the transactions will belong to it and the Bank is authorized to collect these amounts, the Bank may collect its any receivables ex officio without the need to make any notification (including the overdue loan debts), that the beneficiary, bank and IBAN information will be fully and completely specified in the payment orders given, the loss incurred due to late receipt of the payment by the receiver as it is not accepted by the beneficiary and / or the account is not available will belong to it, and it will not make any claim regarding the compensation of the loss, that it consents to the ex officio recovery of the amounts sent or credited to its account mistakenly, without the need for any warning or notice,

It is not binding for the Bank to make any discount or to make deduction by the buyer company regarding the shipment/service charge/charges subject to the loan, and that the Bank reserves the right of recourse to it for the said discount/deduction amounts,

It will not make agreements or renewals with the importer company that adversely affect or delay the payments,

Regarding the export transactions subject to the loan, it is responsible for the disputes that may arise from the specifications of the goods shipped according to the contracts made with the importer companies, and that in case the export receivable for which loan is provided if, not paid on due date, it will pay it together with the default interest to be calculated according to the relevant provisions without any justification, BITT and other taxes, duties, fees and funds, if any, and

In case the bond/policy subject to the loan is not paid on due time, the loan debt will be covered from the compensation costs that will arise within the scope of the Export Credit Insurance policies of the Bank, and that if no compensation claim arises within the scope of the policy provisions, it will pay the said amounts in cash and at once;

In Export Oriented Working Capital Loans and loans to be extended as working capital from sources obtained from international financial institutions Such as MIGA, CEB, AYB, provided that they do not contradict the agreements signed with the said institutions;

Loan request has been made, assuming that the Bank is the final decision maker regarding the “commitment obligation”;

•

For increasing the export commitment obligation that must be fulfilled within the loan maturity, depending on the loan maturity (1.5 times for 1.5-year loans, 2 times for 2-year loans, 2.5 times for 2.5-year loans and 3 times for 3-year loans);

In the Case of Extension Based on Expenditures Documents;

When necessary, the expenditures subject to these documents will be submitted to the Bank with the invoice, progress payment or supporting payment documents, and those found suitable as a result of the examinations will be the subject of the loan,

If it is determined that the information about the goods supplied and included in the list of expenditure documents prepared in the content and time requested by the Bank does not reflect the truth, or in case the Bank approves the extension of the loan for the purchase of the goods/services subject to proforma invoice provided that a copy of the agreement made with the seller and/or the proforma invoice is submitted, the documents related to the expenses made in return for the advance payment are not submitted to the Bank until the end of the grace period, it will pay the penalty amount including the default interest, taxes and funds specified in this agreement for the period from the date the loan is first extended to the date it is actually paid, immediately and upon the first demand, together with its penal sanctions,

The expenditures included in these expenditure documents are subject to control, and the Bank may carry out on-site inspections for this purpose when necessary, or if requested, the originals of the expenditure documents will be submitted to covered by it upon presentation of the document,

By following honest, transparent and fair procurement processes in the supply of goods and services needed for investment, it will supply the goods and services in question with appropriate quality and competitive prices and at the time required by the investment, and for this ‘purpose, the supplier companies will be chosen considering the most appropriate offer in terms of quality, price and delivery time,

It will carry out the negotiations on supply contracts objectively and properly in order to ensure that the investment is made under the most favorable conditions,

In case of extension of the loans from foreign resources other than the Bank’s own resources;

In the event that any loans (TL, foreign currency) extended by the Bank within the framework of the provisions of this Agreement are allocated by other domestic resources or institutions abroad, other than its own resources and the resources of the TRCB, and the Bank mediates its extension, it will use said loans in accordance with the provisions of the agreements made with these institutions and the legislation, which includes circulars, communiqués, notices and directives published or to be published by these institutions; and in cáse the said legislation changes, it will also comply with the legislation that will replace it; regarding the use of the said loans, it will act according to the principles of the undertaking, special conditions etc. texts to be signed separately and that it will fulfill all its commitments regarding such loans, both arising from the provisions of the legislation and specified in the special directives; and if such institutions impose sanctions on the Bank and the price is collected due to the failure to fulfill such commitment partially or completely, failure to submit the documents related to the commitment to the Bank on time, or for any other reason, it will pay to the Bank any penal and default interest that is paid by the Bank due to the sanctions of these institutions, and also the Bank’s share of interest, commission and its taxes and RUSF together with the principal in cash and in full; and if the debt is not paid immediately, it will also pay the default interest and ancillaries at the rate stipulated in this Agreement, over the receivables of the said Bank, for the delayed period until the debt is fully liquidated,

It will use the loan in accordance with the procedures and principles requested by the said institutions, it will submit the documents/information required by the Bank for this purpose, and it will be subject to supervision, research and on-site inspections, when required, of the Bank and credit institutions at certain periods in order to ensure that the activities subject to financing comply with the loan agreements signed between the Bank and the credit institutions,

It will have a system with which it can examine the legal compliance of its suppliers and will work with suppliers that comply with the social and environmental legislation in Turkey; if it is determined by itself or the Bank that any of its suppliers do not comply with the relevant legislation, it will not continue working with that supplier or the Bank may request not to continue working with that supplier and it will start working with a different supplier, otherwise the Bank may recall or cancel the entire loan,

When Used for Ship Export and Shipyard Investments;

It will submit documents to be requested by the Bank regarding occupational health and safety, and for this purpose, it will be subject to the examination, research and audits of the Bank and the credit institution providing fund,

No changes will be made on the existing projects and contracts of the ship or ships subject to the loan, except for the cases. required by the relevant legislation, without the written approval of the Bank,

When It is Used for the Financing of Foreign Currency Earning Services;

In case of a change in the contract submitted by the customer during the application and signed with the company that will receive service, it will immediately submit the updated version of the contract to the Bank, and in case of cancellation of the contract, the Bank may recall the loan before its due date, and in this case, it will repay the loan balance immediately, at once, completely and in full,

In case of cancellation of the authorization documents certified during the loan application, the Bank may recall the loan before its due date, and in this case, it will repay the loan balance immediately, at once, completely and in full,

In the loans used for the financing of tourism activities, the service commitment arising from the loan will not be closed with the foreign currency obtained from the prohibited activities specified in article 7 of the “Law on Travel Agencies and Association of Travel Agencies” No 1618, and the invoices issued by the owner of the tourism business to the tenant of the business and the invoices issued outside the scope of foreign currency earning services,

When it is used for the financing of participation in foreign fairs;

In programs where participation in foreign fairs is financed, it will submit to the Bank the invoices showing the fair organization or overseas fair participation in accordance with the credit program, as approved by the company officials and Exporters’ Associations, within 60 days following the credit closing date,

Except for force majeure and extraordinary circumstances, in cases where it is determined that no participation is made in the fair subject to the loan or the fair is canceled, the loan may be recalled by the Bank before its due date, and in this case, it will repay the loan balance immediately, at once, completely and in full,

When it is Used for Brand Purchasing;

The brand subject to the loan should be registered in the relevant country and the term of protection should continue, and it is not confiscated, pledged or otherwise limited and that it will immediately inform the Bank if the brand in question is canceled and/or limited by lien, pledge or other means within the term of the loan, and that the credit can be recalled in case the cancellation of the said brand is detected,

For loans sourced by the Islamic Development Bank and all other investment loans, the investment property subject to the loan is insured.

Date of Agreement: 11.05.2021

BANK:	: TÜRKİYE İHRACAT KREDİ BANKASI A.Ş.
SIGNATURE:

CUSTOMER

NAME SURNAME / COMPANY TITLE : MNG HAVAYOLLARI VE TAŞIMACILIK A.Ş.

ADDRESS: WOW CONVENTION CENTER IDTM BAKIRKÖY 34149 İSTANBUL

TAX OFFICE/TAX ID NUMBER: 6220086293 MAJOR TAXPAYERS OFFICE

Signature: [signature and stamp]

I have read, understood and accepted.

Mehmet Nazif Günal

Board of the Directors Chairman

11.05.2021

[signature]

Upon the examination of trade registry gazette and the signature circular it has been understood that the signatories of these Special Conditions signed in my presence are authorized to represent and bind the company.

Authorized Signatory on behalf of Türk Eximbank:

Name and Surname:

Title:

Signature:

GUARANTOR-1

Guarantor Name-Surname/Title

Guarantee Type

Guarantee (Issuing) Date

Maximum Amount and Currency Guaranteed

In figures:

In words:

GUARANTOR -2

Guarantor Name-Surname/Title

Guarantee Type

Guarantee (Issuing) Date

Maximum Amount and Currency Guaranteed

In figures:

In words:

GUARANTOR -3

Guarantor Name-Surname/Title

Guarantee Type

Guarantee (Issuing) Date

Maximum Amount and Currency Guaranteed

In figures:

In words:

GUARANTOR -4

Guarantor Name-Surname/Title

Guarantee Type

Guarantee (Issuing) Date

Maximum Amount and Currency Guaranteed

In figures:

In words:

GUARANTOR -5

Guarantor Name-Surname/Title

Guarantee Type

Guarantee (Issuing) Date

Maximum Amount and Currency Guaranteed

In figures:

In words:

GUARANTOR -6

Guarantor Name-Surname/Title

Guarantee Type

Guarantee (Issuing) Date

Maximum Amount and Currency Guaranteed

In figures:

In words:

GUARANTOR -7

Guarantor Name-Surname/Title

Guarantee Type

Guarantee (Issuing) Date

Maximum Amount and Currency Guaranteed

In figures:

In words:

GUARANTOR -8

Guarantor Name-Surname/Title

Guarantee Type

Guarantee (Issuing) Date

Maximum Amount and Currency Guaranteed

In figures:

In words:

Upon the examination of trade registry gazette and the signature circular it has been understood that the signatories of these Special Conditions signed in my presence are authorized to represent and bind the company.

Authorized Signatory on behalf of Turk Eximbank:

Name and Surname:

Title:

Signature:

TÜRKIYE İHRACAT KREDİ BANKASI A.Ş.

(TÜRK EXIMBANK)

GENEL KREDİ SÖZLEŞMESİ

ÖZEL ŞARTLAR

(Versiyon: 00/2017)

1. Taraflar ve Kredi Limiti

Bir tatafta aşağida (Banka) olarak anilack TÜRKİYE İHRACAT KREDi BANKASI A.Ş. (Türk Eximbank) diğer tarafta yine asağida (Müstuei) olarak yanilacak olan                     Turk Eximbank Genel Kredi Mukim (Sözlesme) hukumlerine tabi olmak üzere aşağida yazili ve taratlarca Kabul odilen sartlar dairesinde (yalniz USD/) limitli kredi acilmasi için anlasmaya varmişlardn.

Müşteri, is bu Özel Şartlarin Türk Eximbank Genel Kredi Sözleşmesi’nin ayrilmaz bir parçasi olduğunu Kabul, beyan ve taahhüt eder.

2. Özel Hükümler

2.1. Sigortabhk Faiz Indiriml

Banka’nin Türk Eximabnk Ihracat Kredi Sigortasi programlarindan yararlanan müşteriler için faiz indirimine gittiği durumlarda, uygulanacak faiz indiriminin saptanmasinda, müşterinin krediyi kullandiği tarih itibariyle sigorali olmasi esas almir. Müşteri, kredi kullandiği tarihten sonar sigortali olmast halinde faiz iade talebinde bulunamayacak ve riski açik kredilerin vadesi içinde potice süresinin sona ermesi halinde poliçesini yenilemeze, faizz indirimi uygulamasi kullanilacak yeni krediler için ortadan kalkabilecektir.

2.2. Taahhüt Yükümlülüğü

Müşteri,

Kredi konusu ihracatm, reeksport (ithal edilmiş malin ihract), transit ticaret, Takas ve bağli muamele kapsammda yaptlan ihracat, bedelsiz ihracat, smtr ticareti hükümleri çerçevesinde yapilan ihracat, Gümtüksüz Antrepolara yapilacak ihracat ve Serbest Bölgelere yapilacsk ihracat (Türkiye’den serbest bölgelere yapilan ihracatm 3. ülkelere gönderilen kismi hariç), ihracat sayllan satiş ve teslimler Türk Eximbank Uluslararast Kredilerinpen/Garantisinden yararlanan İhracatlar ile diger ihracat Kredi Programlan kapsammda taahhüde saydmlan ihracatlar kapsammda olmayacağmi,

Mal ihracatmm finansmam amaciyla kullamlan kredilerde ihracat taahhüdünün, başvuru formunda ihraci taahhtüt edilen mallann ihracati ile kapatlimasmm esas olduğunu,

Kredi talebi sirasmda taahhtüt edilenden/kullandmlandan farkli bir döviz cinsi üzerinden gerçekleştirilen mal ve döviz kazandirici hizmet ihracatinin/satişinin taahhüt yükümlültükleri ile ilişkilendirilmesinde, Gümrük Beyannamesi tescil tarihindeki /fatura tarihindeki TCMB ryapraz kurlanmn uygulanacağini,

Türk Lirasi üzerinden gerçekleştirilen ihracat/hizmet tutarlannm kredi döviz cinsine çevrilmesinde, Gümrtük Beyannamesi tescil tarihindeki /fatura tarihindeki TCMB ilgili döviz satiş kurunun esas almacağm,

Turk Lirasi olarak kullandmlan kredilerde mal ve döviz kazandm hizmet taahhtüt tutarmm USD cinsinden izleneceğini,

Sözleşme’nin 3.1. numarah maddesinde düzenlenen teşvik uygularrtalan dişinda kullandmlan;

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Türk Lirast kredilerde kredinin anapara tutannda, döviz kredilrrinde ise kredinin anapara, faiz ve varsa masraflar toplammda olusam mal/döviz kazandmct hizmet ve satiş taahhüdünü kredi vadesi içinde gerçekleştirilmesinin esas olduğunu,

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Kredilere ilişkin döviz kazaandirici hizmet taahhütlerini söz konusu hizmetler kapsaminda düzenlenen faturalarin Yeminli Mail Müşavir (YMM) ve serbest Muhasebeci mail Müşavir (SMMM) tarafindan onaylanmiş dökümünü gosteren taahut kapatma formlarinin ve (döviz cinsinden kullandirilan) Döviz Alim Belgelerrinin ibrazi ile birlikte kapataonagum ve Banka tarafindan talep edilmesi halinde bu formlarda yer alan faturalarin suresi icinde ibraz edeceğini,

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•	Krediler kapsaminda Banka tarafindan talep edilen taahhüt kaptma belgelerinin asillarini teşvik mevzcatmda dülzenlenen süreler içreler Banka’ya tevsik edeceğini,

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Kredilerden doğan mal ve döviz kazandirici hizmet ihracati/satişi taahhüdünün Kismen veya tamamen işbu Sozlesme ve Özel Sartlar ile düzenlenen süreler ve sartlar dahilinde gerceklestirilmediginin tespiti halinde işbu Özel Şartlarin 2.3. numarah maddesinde düzenlenen hükümlerin geçerli olacağmi

Kabul, beyan ve taahhüt eder.

2.3. Taahhiüt Cezasi

Müşteri;

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Tüm idari ve mali sorumluluk kendisine ait olmak üzere; kredilerin, teşvik belgesi veya yetkili mercilerin yayinladiği şardara aykm olarak kullanilmasi veya işbu Sözleşme kapsammda kullandigi kredilerden doğan mal ve döviz kazandirici hizmet ihracati, satişi ve benzeri taahhütlerininin herhangi bir nedenle kismen veya tamamen gerçekleştirilmemesi halinde, taahhüdün gerçekleşmeyen kismina tekabül eden oran üzerinden,

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Varsa kredi için daha önce istisna edilen vergi, masraf, komisyon vb. tutarlari ilgili mevzuata göre cezah olarak ödeyeceğini, uygulanan ayricaliklara sağlanan cezalari ve ilaveleri ile birlikte, ilgili kredi için daha önce tahsil edilen faiz tutarina eşit tutarda taahhüt cezasm1,

•	Ayrica söz konusu faiz ve sair masraflar üzerinden hesaplanacak BSMV ile kredi işlemlerinden doğan istisna edilmiş diğer vergi, resim, harç ve fonlar, taahhüdün gerçekleşmeme oranmda,

•	Istisnanin ve ayricaliklarin uygulandiği tarih ile tahsilatm yapildiği tarih arasindaki gecikme de dikkate almarak hesaplanacak ilave tutarla birlikte,

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6183 sayili Amme Alacaklarinin Tahsil Usulü Hakkindaki Kanun ve 213 Sayili Vergi Usul Kanunu hükümlerine göre hiçbir ihtar ve kovuşturmaya gerek kalmaksizin derhal ilgili mercilere ve/veya Banka’ya ödeyeceğini,

•	KKDF’ye ilişkin yükümlülükler için ilgili karar, tebliğ ve genelge hükümleri uyarinca işlem yapilacağini,

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Bankanin dilerse Müşterinin kredi hesabina bu miktarlan zimmet kaydetmeye de yetkili olduğunu ve Banka’dan yapilan tahsilatm haksiz olduğu iddiasmda ise, bu iddialanm sadece yetkili resmi makamlara karşi ileri sürebileceğini gayrikabilirücu olarak kabul, beyan ve taahhüt eder.

3. Kredi Programlarina İlişkin Yükümlülükler

3.1. TCMB Kaynaklarmdan Kullamlan Krediler

Müşteri,

TCMB’nin bu krediler ile ilgili bütün karar, tebliğ, genelge ve talimatlarina göre krediyi kullanacağini,

Krediye uygulanack faiz oramn hesaplanmasma esas teşkil eden USD LIBOR/EURIBOR/GBP LIBOR ve TIBOR ve benzeri oranlarin kredinin TCMB kaynağmdan fonlandiği durumlarda TCMB tarafmdan, Banka kaynaklarmdan fonlandtğt durumlarda ise işbu Sözleşme’nin 1.8. maddesinde açiklandiği şekilde belirleneceğini,

Kredinin öncelikle Banka kaynaklarindan kullandinrilarak, TCMB kaynağina daha sonra reeskonta sunulduğu taktirde, geçen süre zarfĺnda reeskont faiz oranlarinda ortaya çikabilecek yükselmenin krediye uygulanan faiz oranina yansitilabileceğini,

Öncelikle Banka kaynağindan kullandirilan işlemlerin TCMB tarafindan reeskonta kabul edilmemesi durumunda kredi faiz oraninin, kredinin kullandirildiği tarihte uygun vade için tamamĺ Bankamiz kaynaklarindan kullandirilan krediler için belirlenen faiz oranina yükseltilerek fark faizin nakden kredi kullanimi firmadan veya vadede tahsil edilecek ihracat bedelinden mahsup edileceğini,

3/10

TCMB kaynaklanndan yaptlacak kullandmmlarda TCMB Idare Merkezi onayi alinmasina rağmen onay tarihini izleyen iki işgünü içinde kredinin kullamlmamast veya düzenlenen senedin gerekli şartlan haiz olmamast nedeniyle TCMB tarafmdan kabul edilmemesi veya istenilen bilgi ve belgelerin öngörülen sürede Banka’ya tevdi edilmemesi halinde, tahsis edilen kredi tutannm iptal edileceğini, iptal edilen tutann tahsis tarihindeki TCMB döviz ahş kuruna göre hesaplanan Türk Lirasi karşihğl üzerinden % 0,1 oramnda taahhüt komisyonu ile BSMV’sini Banka’ya ödeyecegini,

Kredilerin Türk Lirasi karşihğnin kredinin kullandmm günü itibanyla TCMB tarafindan Banka’ya bildirilecek döviz ahş kuru üzerinden hesaplanacağini,

Kredinin erken geri ödenmesi durumunda, kredi kullandmml aşamasmda iskonto yoluyla tahsil edilen faizden iade yapilmayacağini,

Kredi tutannm orijinal vadesinden sonra geri ödenmesi halinde, vade tarihi ile ödemenin fiilen yapilacaği tarihe kadar geçen süre için Ihracat ve Döviz Kazandmci Hizmetler Reeskont Kredisi Uygulama Talimati’nda (Uygulama Talimati’nda) belirtilen oran üzerinden hesaplanacak temerrüt faizi ve BSMV’sinin kredi tutanna eklenmesiyle hesaplanacak kredi borcunun, Tülrk Liras1 olarak geri ödenmesinin talep edilmesi halinde, Banka tahsilat kuru karşiliğmdan hesaplanarak kendisine bildirilen Türk Lirasi karşiliğmm ödeneceğini,

Kredinin Banka kaynaklanndan finanse edildiğinde ise Sözleşme’nin 4 maddesinde düzenlenen temerrüt hükümlerinin esas almacağmt,

Düzenlenen bono tutanndaki mal ve döviz kazandmct hizmet ihracatmt TCMB tarafindan Uygulama Talimatmda belirlenen sureler içinde ve yine Uygulama Talimatmda dlizenlenen bilgi ve belgeler ile tevsik edeceğini,

Bir yil içinde mal ve dŏviz kazandttici hizmet taahhüdtiniin tamammt taahhüt kapama süiresi isĉinde iki kez gerçekleştirmediği durumda yeni kredi taleplerinin, taahhiidiin ikinci kez gerçekleştirilmediği tarihten itibaren bir ytl sonra kabul edilecegini,

Kredinin TCMB tarafmdan vadeden önce geri çağnldtğt durumda TCMB’ye vadeden önce Banka tarafmdan geri ödenen tutarlar için talep edilen fark faizini ilgili vergi ve sair resim, harç ve fonlar ile birlikte ödeyeceğini, herhangi bir nedenle geri ödeme yaptlrnadtğt, taahhüt edilen hizrr et veya ihracatm usullere uygun olarak Uygulama Talimatmda belirtilen süreler içinde ve diğer şartlar çerçevesinde ktsmen veya tamamen gerçekleşmedigi takdirde de, temerrüde düşmüş saytlacağmt, taahhüdün gerçekleşmeyen ktsmt için, Uygulama Talimatmda belirtildiği şekilde hesaplanarak Banka’ya bildirilen cezai tutan derhal ödeyeceğini, kredinin TCMB ve Banka kaynaklarmdan ortak olarak finanse edildiği durumlarda; TCMB kaynaklarmda finanse edilen süre için TCMB tarafmdan hesaplanan ve Banka’ya bildirilen tutar ile Banka kaynaklanndan finanse edilen süre için ise Banka tarafmdan iş bu Özel şartlann 2.3. maddesinde açtklanan şekilde hesaplanan toplam tutan derhld ödeyeceğini, söz konusu ceza tutarlahna ilişkin olarak TCMB tarafmdan daha sonra gerçekleştirilecek değişikliklerin de Banka tarafmdan kendisine iletilmeslni müteakip derhal Banka’ya ödeneceğini, ihracat ve döviz kazandmci hizmet taahhüdünün yaptmm uygulandtktan sonra Uygulama Talimatt’nda belirtilen süreler içerisinde gerçekleştirildiğinin belgelenmesi hainde ise BSMV ve diğer vergileri ve cezalannt, Banka’nm ilgili mercilerden geri alabildiği hallerde, KF:DF ile TCMB tarafmdan uygulanan diğer tüm müeyyide ve faiz tutarlar’ ve Banka’nĺn her türlü borç ve ki edilerine mahsuba yetkili olduğunu, Banka kaynaklarĺndan kullandĺnlan kredi faizlerinden herhangi bir kĺsmĺnĺn iadesini talep etmeyeceğini, açĺlan bu kredi nedeniyle TCMB’nin yaptĺrĺm uygulamak suretiyle, Banka’nĺn hesaplarĺna resen borç kaydemesi halinde Banka’nĺn ilk yazĺlĺ talebi üzerine bu rneblağĺ, Banka’nĺn hesabĺna borç kaydedildiği tarinten fiili ödeme tarihine kadar geçcek sü için Sôzlrşme’de belirlenen temerrütfaizi ile birlikte derhal ve defaten ödeyeceğini,

TCMB tarafĺndan belirlenecek ve değiştirilecek faiz oranlarĺ dahil, uygulama usul ve esaslarĺ ile TCMB tarafĺndan çĺkarĺlmĺş ve çĺkarilacak tebliğ, genelge, sirküler vb. mevzuat hükürnlerini kabul ettiği, kredinin vadesinde son bulacağĺ ve derhal ve .defaten ödeme yaparak krediyi kapatacağn

TCMB’nin herhangi bir nedenle krediyi onaylamadiği takdirde, Banka’nĺn bu sebeple sorumlu olmayacağĺnĺ,

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Sevk sonrasi fianansman islemlerinde;

Krediye konu poliçe, bono veya akreditife dayali poliçe vadesinin, muhabir hesabĺna alacak geçirileceği ülkelerde tatil gününe rastlamasi durumunda, bunu izleyen ilk işgününün ödeme günü olarak kabul edileceğini,

Türk Eximbank Inracat Kredi Sigortasundan kaynaklanan prim borcu bulunmasĺ halinde bu tutarĺn kullandirilack kredi tutaĺandan mashup edileceĝini,

Banka Kisa Vadeli Ihracat Sigortasĺ kapsamĺnda yürütülen işlemlerde; kredi riskinin öncelikle ithalatçi firmanĺn kredi konusu ihracat işlemine ilişkin olarak Banka hesaplarĺna aktaracağĺ ihracat bedelleri ile kapatĺlacağĺnĺ, Icrediye konu ihracat bedelinin vadesinde ithalatçĺ tarafĺndan ödenmemesi halinde varsa aynĺ alĺcĺya yönelik işlemler nedeniyle Banka nezdinde bulunan kredilendirrne işlemi dĺşĺnda tutulan bedeller ile kredilendirilineyen sevkiyat bedellerinin, aynĺ alĺcĺya yönelik kullandĺrĺlmĺş ve vadesi geçmiş olan kredi borcuna mahsup edileceğ ni.

Yurt içi banka garantileri ile gerçekleştirilen işlermlerde kredi konusu alacak tutarĺnĺn vadesinde ithalatçĺ firma tarafĺndan Banka’ya geri ödnemesinden sorumlu olduğunu, kredilendirilen ihracat alacağĺm vadesinde ithalatçĺ tarafĺndan ödenmediği durumda (teyitli akreditifler hariç); kendisine yapĺlan ödeme bildirim tarihini takip eden en geç 2. iş günü poliçe bedelini temerrat faizi, BSMV ve varsa diğer vergi ve sair resim, harç ve fonlar ile birlikte ödeyeceğini,

Teyitli akreditiflerde ihracat alacağinun yurt içi teyit bankasĺ tarafĺndan akreditifte yer alan ödeme günü valörü ile Banka tarafĺndan gönderilecek ihbar yazĺsĺnda belirtilen Banka hesaplarĺna aktarĺlacağĺnĺ,

Kredinin Müşteri tarafĺndan geri ödendiği takdirde Döviz Alĺm Belgesi düzenlenmeyeceğini,

ihracat bedeli dövizlerin Banka’da kaldĺğĺ günler için faiz talep edilemeyeceğini,

Müşteri adĺna Banka hesaplarĺna gelecek tutarlar ile Müşteri adĺna Banka nezdinde açĺlacak hesaplarĺn Banka’ya rehin olacağĺnĺ ve bu hesaplara gelecek tutarlar için herhangi bir faiz ödemesi yapĺlmayacağĺnĺ, Banka’nin bu hesaplardaki tutarlar’, öncelikli olarak firmanĺn Banka nezdinde varsa vadesi geçmiş kredi borçlarĺna mahsup etme hakkĺnĺn saklĺ olduğunu,

Banka nezdindeki hesaplara gelecek farklĺ döviz cinsinden tutarlarĺn ilgili döviz cinslerine çevrilmesinde Banka’nĺn Iahsilat kuru/paritesinin temel alĺnacağĺnĺ,

Banka’nĺn Kĺsa Vadeli Ihracat Kredi Sigortasĺ kapsamĺnda alĺcĺ limiti verilmiş tüm işlemlerini kredilendirme yükümlülüğü’ bulunmadĺğĺnĺ ve sigorta yükümlülüklerini yerine getirmemiş firmalara kredi kullandĺrmama hakkĺnĺn saklĺ olduğunu,

Banka hesaplarĺna gelecek farklĺ döviz cinsinden tutarlan diğer döviz cinslerine çevrilmesinde Bankanĺn ilan etmiş olduğu işlem anĺndaki döviz alĺş ve/veya satĺş kurlanndan işlem yapĺlacağĺnĺ, işlemler sĺrasĺnda oluşacak kur farkĺ zararlarĺnĺn kendisine ait olacağĺnĺ ve bu tutarlarĺ tahsil etmeye Banka’nĺn yetkili olduğunu, vadesi geçmiş kredi borçlarĺ dahil olmak üzere) Bankanĺn her türlü alacağĺnĺ herhangi bir bildirimde bulunmaya geeek olmadan resen tahsil edebileceğini, vereceği ödeme talimatlannda lehtar, banka ve IBAN bilgilerinin tat eksiksiz olarak bildireceğini, ödemenin lehtar tarafĺndan kabul edilmemesi ve /veya hesabĺn müsait olmamasi nedeniyle alĺcĺya geç ulaşmasĺndan kaynaklanan zararlarĺn kendisine ait olduğunu, zararlarĺn tazĺnini ile ilgili olarak herhangi bir talepte bulunmayacağĺnĺ, hesabĺna sehven gönderilen veya alacak kaydedilen tutarlann herhangi bir ihtara ve ihbara gerek bulunmadan resen geri alĺnmasĺna muvafakat effigini,

Krediye konu sevkiyat/hizmet bedeli/bedellerine ilişkin, herhangi bir indirimde bulunulmasinin ya da alĺcĺ firma tarafĺndan kesinti uygulanmasĺnĺn Banka açĺsĺndan bağlayĺcĺ olmadĺğĺnĺ ve söz konusu indirim/kesinti tutarlan için Banka’nĺn kendisine rücu hakkĺnĺn saklĺ olduğunu, ithalatçĺ firma ile ödemeleri olumsuz etkileyen ve geciktiren anlaşmalar ve yenilemeler yapmayacağĺm,

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Krediye konu ihracat işlemlerine ilişkin olarak, ithalatçĺ firmalarĺ ile yapĺlan sözleşmelere göre sevk edilen mallarĺn özelliklerinden doğabilecek uyuşmazĺiklarda kendisinin sorumlu olduğunu ve kredilendirilen ihracat alacağĺm vadesinde ödenmemesi durumunda herhangi bir gerekçe gösterilmeksizin, ilgili hükümlerine göre hesaplanacak temerrüt faizi, BSMV ve varsa diğer vergi, resim, harç ve fonlar’ ile birlikte ödeyeceğini ve

Kredi konusu bono/poliçe’nin vadesinde ödenmemesi halinde, kredi borcunun Bankanĺn Ihracat Kredi Sigortasĺ poliçeleri kapsamĺnda doğacak tazminat bedellerinden karşĺlanmasĺnĺ, poliçe hükümleri çerçevesinde bir tazminat alacağĺ doğmanaasĺ halinde söz konusu tutarlar’ nakden ve defaten ödeyeceğini;

ihracata Yönelik işletme Sermayesi Kredisi ile MIGA, CEB, AVB gibi uluslararasĺ finans kuruluşlarĺndan sağlanan kaynaklardan işletme sermayesi olarak kullandĺralacak kredilerde, söz konusu kuruluşlar ile imzalanan sözleşmelere aykĺrĺ olmamasĺ şartĺyla;

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Kredi vadesi içinde gerçekleştirilmesi gereken ihracat taahhüt yükümlülüğünün, kredi vadesine bağlĺ arttĺrĺlarak (1,5 vadeli kredilerde 1,5 kat, 2 yĺl vadeli kredilerde 2 kat, 2,5 yĺl vadeli kredilerde 2,5 kat ve 3 yĺl vadeli kredileede 3 kat şeklinde) uygulanmasĺnda

Banka’nĺn “taahhüt yükümlülüğü” konusunda nihai karar merci olduğu kabulüyle kredi talebinde bulunulduğunu;

Harcama Belgelerine Dayalĺ Kulĺandĺrdĺmasĺ Durumunda;

Gerektiği durumlarda bu belgelere konu harcamalarĺn düzenlenmĺş fatura, hakediş veya bunun ödendiğine dair destekleyici belgeler ile Banka’ya ibraz edileceğini ve yapĺlacak incelemeler sonucunda uygun bulunanlarĺn krediye konu olacağĺnĺ,

Banka tarafindan talep edilen içerikte ve sürede hazĺrlanan harcama belgeleri listesinde yer alan ve tedarik edilen mallarla ilgili bilgilerin doğruyu yansĺtmadĺğĺnĺn belirlenmesi halinde ya da Banka’nĺn kredinin satĺcĺ ile yapĺlan sözleşme örneği ve/veya proforma faturanĺn ibraz edilmesi şartĺyla, proforma faturaya bağlanmĺş mal/hizmet akĺnlarĺna ilişkin kullandĺrĺlmasmĺ uygun bulmasĺ halinde, avans ödemesi karşĺlĺğĺnda yapĺlan harcamalara ilişkin belgelerin kullandĺnlan kredinin geri ödemesiz dönemin bitimine kadar Banka’ya ibraz edilmemesi halinde, kredinin ilk kullandĺnldĺğĺ tarihten fiilen ödendiği tarihe kadar geçen süre için bu sözleşmede belirtilen temerrüt faizi, vergi ve fonlar dahil ceza tutarĺnĺ, derhal ve ilk talep tarihinde cezai müeyyideleri ile birlikte geri ödeyeceğini,

Bu harcama belgelerinde yer alan harcamalarĺn kontrole tabi olduğunu, bu amaçla gerektiğinde Banka tarafĺndan yerinde incelemeler gerçekleştirilebileceğini ve yahut talep edildiği takdirde harcama belgelerinin asĺllannĺn Banka’ya sunulacağĺnĺ ve kontrol için Banka tarafindan tayin edilecek bağĺmsĺz müşavirlik firmasĺna yapĺlacak her türlü ödemenin belge ibrazĺnda kendisi tarafindan karşĺlanacağĺnĺ,

Yatĺrĺm için ihtiyaç duyulan mal ve hizmetlerin temininde dürüst, şeffaf ve adaletli tedarik süreçleri izleyerek, söz konusu mal ve hizmetleri uygun kalite ve rekabetçi fiyatlarla ve yatĺnmĺn gerektirdiği zamanda tedarik edeceğini ve bu amaçla tedarikçi firmalarĺn kalite, fiyat ve teslimat zamanĺ bakĺmĺndan en uygun teklifi dikkate alarak seçileceğini,

Yatĺnmĺn en uygun koşullarda gerçekleştirilmesini teminen, tedarik sözleşmeleri üzerinde sürdürülen müzakereleri yansĺz ve gereğince yürüteteceğini,

Kredilerin Banka’nĺn Kendi Kaynaklarĺ Dĺşĺndaki Yabancĺ Kaynaklardan Kullandĺrĺlmasĺ Durumunda;

Bu Sözleşme hükümleri çerçevesinde Banka tarafĺndan kullandĺnlan her türlü (TL, döviz) kredinin, kendi kaynaklarĺ ve TCMB kaynaklarĺ dĺşĺnda, yurt içindeki diğer kaynaklar .veya yurt dĺşĺndaki kurumlarca tahsis olunarak Banka tarafĺndan kulIandĺrĺlmasĺna aracĺlĺk edildiği takdirde, söz konusu kredileri, bu kurumlar ile yapĺlan sözleşme hükümleri ve bu kurumlarĺn yayĺnĺladĺğĺ veya yayĺmlayacağĺ tamim, tebliğ, genelge ve talimatlarĺ kapsayan mevzuatlanna uygun olarak kullanacağĺnĺ; söz konusu mevzuatĺn değişmesi halinde, yerine kaim olacak mevzuata da peşinen uyacağĺm; söz konusu kredilerin kullanĺmĺ ile ilgili olarak,

6/10

ayrĺca imzalayacağĺ taahhütname, özel şart vb. metinlerde belirtilen esaslar dahilinde hareket edeceğini ve bu tür kredilere ilişkin gerak mevzuat hükmünden kaynaklanan, gerekse özel talimatlarda belirtilen her türlü taahhüdünü yerine getireceğini; bu taahhüdün kĺsmen veya tamamen yerine getirilmemesi, taahhütle ilgili belgelerin zamanĺnda Banka’ya ibraz edilememesi veya başka bir nedenle, bu kurumlarca Banka’ya müeyyide uygulanarak bedelinin tahsil edilmesi halinde, bu kurumlarca müeyyide uygulanarak Banka tarafĺndan ödenmek zorunda kalĺnan her türlü cezai ve temerrüt faizini, ayrĺca Banka’nĺn payĺ olan faiz, komisyon ve bunun vergileri ile KKDF’yi anapara ile birlikte nakden ve defaten Banka’ya ödeyeceğini; borcun derhal ödenmemesi halinde, söz konusu Banka’nĺn alacağĺ üzerinden, gecikilen süre için borcunun tamamen tasfiye edildiği tarihe kadar, bu Sözleşme’de öngörülen oranda temerrüt faizi ve fer’ ilerini de ayrĺca ödeyeceğini,

Krediyi söz konusu kuruluşlar tarafĺndan talep edilen usul ve esaslarda kullanacağĺnĺ, bu amaçla Banka tarafĺndan istenecek belge/ bilgileri sunacağĺnĺ, finansmana konu faaliyetlerinin Banka ile kredi kuruluşlarĺ arasĺnda imzalanan kredi anlaşmalarma uygunluğunu teminen belirli dönemlerde Banka ve kredi kuruluşlarĺnĺn gözetim, araştĺrma ve gerektiği hallerde yerinde incelemelerine tabi olacağĺnĺ,

Tedarikçilerinin yasal uyumluluklarĺnĺ inceleyebileceği bir sisteme sahip olacağĺnĺ ve Türkiye’deki sosyal ve çevresel mevzuata uyan tedarikçilerle çalĺşacağĺnĺ, herhangi bir tedarikçisinin ilgili mevzuata uymadiğinin kendisi veya Banka tarafĺndan saptanmasĺ durumunda söz konusu tedarikçi ile çalĺşmaya son vereceğini veya Bankanĺn söz konusu tedarikçiyle çalĺşmasĺnĺ sonlandĺrmasĺm talep edebileceğini ve farklĺ bir tedarikçi ile çalĺşmaya başlayacağĺnĺ, aksi halde, Banka’nĺn kredinin tümünü geri çağĺrabileceğini ya da iptal edebileceğini,

Gemi ihracĺ ve Tersane Yatĺrĺmlarĺ için Kullanĺldĺğĺ Durumda;

İş sağlĺğĺ ve güvenliğine ilişkin olarak Banka tarafĺndan talep edilecek belgeleri sunacağĺnĺ, bu amaçla Bankanĺn ve fon sağlayan kredi kuruluşunun inceleme araştĺrma ve denetlemelerine tabi olacağĺnĺ,

Krediye konu olan gemi veya gemilerin mevcut proje ve kontratlarĺ üzerinde ilgili mevzuatĺn zorunlu kĺldĺğĺ haller hariç olmak üzere, Bankanĺn yazĺlĺ onayĺ olmadan herhangi bir değişiklik yapĺlmayacağĺnĺ,

Döviz Kazandirici Hizmetlerin Finansmanĺ için Kullanĺldĺğĺ Durumda;

Başvuru sĺrasĺnda müşteri tarafĺndan sunulan, hizmet alacak firma ile imzalanmĺş sözleşmede değişiklik olmasĺ durumunda sözleşmenin güncel halini derhal Bankaya sunacağĺnĺ, sözleşmenin iptali halinde, Banka tarafĺndan kredinin, vadesi gelmeden geri çağĺrdabileceğini, bu durumda kredi bakiyesini derhal, defaten, tam ve eksiksiz şekilde geri ödeyeceğini,

Kredi başvurusu esnasĺnda tevsik edilen yetki belgelerinin iptali halinde, Banka tarafĺndan kredinin vadesi gelmeden geri çağĺrĺlabileceğini, bu durumda kredi bakiyesini derhal, defaten, tam ve eksiksiz şekilde geri ödeyeceğini,

Turizm faaliyetlerinin ‘finansmanĺ amacĺyla kullanĺlan kredilerde krediden doğan hizmet taahhüdünü 1618 sayĺlĺ “Seyahat Acentalarĺ ve Seyahat Acentalarĺ Birliği Kanunu”nun 7. maddesinde belirtilen yasak faaliyetlerden sağlanan dövizlerle ve turizm işletmesinin sahibinin işletmenin kiracĺsĺna kesilen faturalarla ve döviz kazandĺm’ hiziaetler kapsamĺ dĺşĺnda düzenlenen faturalarla kapatĺlmayacağĺnĺ,

Yurt Dĺşĺ Fuarlara Katĺlĺmĺn Finansmanĺ için Kullanĺldĺğĺ Durumda;

Yurt dĺşĺ fuarlaĺ katĺlĺmĺn finanse edildiği programlarda, kredi programĺna uygun nitelikteki fuar organizasyonu veya yurt dĺşĺ fuar katĺlĺmĺnĺ gösteren faturalarĺ, firma yetkilileri ve ihracatçĺ Birlikleri tarafĺndan onaylanmĺş olarak kredi kapama tarihini izleyen 60 gün içinde Banka’ya sunacağĺnĺ,

Mücbir sebep ve fevkalade haller dĺşĺnda, krediye konu fuara katĺlĺmĺn sağlanmadĺğĺnĺn tespiti veya fuarĺn iptal olmasĺ durumlarĺnda, Banka tarafĺndan kredinin, vadesi gelmeden geri çağĺrĺlabileceğini, bu durumda kredi bakiyesini derhal, defaten, tam ve eksiksiz şekilde geri ödeyeceğini,

7/10

Marka Satin Alinmasina Yönelik Kullanilldiğt Durumda;

Krediye konu markanin ilgili ülkede tescil edilmiş ve koruma süresinin devam ediyor oimasi gerektiğini, hacizli, rehinli veya başka herhangi bir şekilde sinirlandirimiş olmadiğini ve kredi vadesi içinde söz konusu markanin iptal edilmesi ve/veya haciz, rehin ve diğer şekillerde sinirlandirilmasĺ halinde Banka’ya derhal bilgi vereceğini, söz konusu markanin iptalinin tespiti halinde kredinin geri cağilabileceğini,

İslam Kalkinma Bankasi kaynakli krediler ile diğer tüm yatirim kredileri için krediye konu yatirim malinin sigortalandiğini peşinen kabul, beyan ve taahhüt eder.

Sözleşme Tarihi :

BANKA	: TÜRKIYE İHRACAT KREDİ BANKASI A.Ş.

İMZA	:

MÜŞTERİ

AD SOYAD / FİRMA UNVANİ	:

ADRES	:

VERGİ DAİRESİ/VERGI KİMLİK NO İMZA	:

Huzurumda imzalanan lşbu Özel Şartlarda imzasi bulunanlarin fĺrmayi temsil ve ilzama yetkili olduklari ticaret sicil gazetesi ve imza sirkülerinden saptanmĺştĺr.

Türk Eximbank Yetkilisi

AdiSoyadi

Unvan

İmza

8/10

KEFİL-1

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

• Rakam ile :
• Yazi ile :

KEFİL-2

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

• Rakam ile :
• Yazi ile :

KEFİL-3

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

• Rakam ile :
• Yazi ile :

KEFİL-4

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

• Rakam ile :
• Yazi ile :

9/10

KEFİL-5

Kefil Ad-Soyad/Unvani	:

Kefalet Türü	:

Kefalet (Düzenleme ) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

• Rakam ile :
• Yazĺ ile :

KEFİL-6

Kefil Ad-Soyad/Unvanĺ	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

• Rakam ile :
• Yazĺ ile :

KEFİL-7

Kefil Ad-Soyad/Unvanĺ	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

• Rakam ile :
• Yazĺ ile :

KEFIL-8

Kefil Ad-Soyad/Unvanĺ	:

Kefalet Türü	:

Kefalet (Düzenleme) Tarihi	:

Kefil Olunan Azami Miktar ve Döviz Cinsi	:

• Rakam ile :
• Yazĺ ile :

Huzurumda imzalanan işbu Özel Şartlarda imzasĺ bulunanlarĺn firmayĺ temsil ve ilzarna yetkili olduklarĺ ticaret sicil gazetesi ve imza sirktilerinden saptanmĺştĺr.

Türk Eximbank Yetkilisi

Adĺ Soyadĺ

Unvan

Imza

10/10